UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Regal One Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, no par value
(2)	Aggregate number of securities to which transaction applies: 119,433,962
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $0.53
(4)	Proposed maximum aggregate value of transaction: $63,300,000.00
(5)	Total fee paid: $12,600

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $12,600
(2)	Form, Schedule or Registration Statement No.: Schedule 14C
(3)	Filing Party: Regal One Corporation
(4)	Date Filed: July 23, 2014

[ REGAL ONE LETTERHEAD ]

Dear Stockholder:

On July 14, 2004, Regal One Corporation, a Florida Corporation (“Regal One”), announced a strategic business transaction in which it would, amongst other matters, (i) purchase certain equity and debt investments of Capital Point Partners, LP, a Delaware limited partnership (“CPPI”), and Capital Point Partners II, LP (“CPPII” and together with CPPI, the “Partnerships”), pursuant to that certain Asset Purchase Agreement dated as of July 14, 2014, as amended (the “Purchase Agreement”), (ii) reincorporate from Florida to Maryland (the “Reincorporation”), (iii) to effect a reverse stock split of Regal One’s outstanding common stock at a ratio of 1-for-2 (the “Reverse Stock Split”), and (iv) become an externally managed business development company.

If the transaction with the Partnerships is completed, Regal One will issue shares of common stock, at a price of $0.530 per share, to purchase the investments owned by the Partnerships. At a special meeting of Regal One shareholders, Regal One shareholders will be asked to approve the transaction with the Partnership, the Reincorporation, the Reverse Stock Split, Regal One’s conversion from an internally managed business development company to an externally managed business development company and other related matters described in this document.

You are cordially invited to attend a special meeting of Shareholders of Regal One, which will be held on [ ● ], 2015, at 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California, in the main conference room, commencing at 9:00 AM, local time. At the special meeting, Regal One shareholders will be asked to vote on the approval of (i) the issuance of shares of Regal One common stock to be issued pursuant to the Purchase Agreement described in this document, (ii) the Reincorporation, (iii) the Reverse Stock Split, (iv) becoming an externally managed business development company and (v) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

After careful consideration, the board of directors of Regal One unanimously recommends that its shareholders vote "FOR" approval of (i) the issuance of the shares of Regal One common stock to be issued pursuant to the Purchase Agreement described in this document, (ii) the Reincorporation, (iii) the Reverse Stock Split, (iv) becoming an externally managed business development company and (v) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

This document concisely describes the special meeting and related matters that a Regal One shareholder ought to know before voting on the proposals described herein and should be retained for future reference. Please The notice of Special Meeting and proxy statement following this letter describe the matters to be acted on at the meeting.

If your shares are held in book-entry form on the records of OTR, Inc., our transfer agent and registrar, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card or, alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in "street name," your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.

Thank you for your support.

Sincerely yours,

/s/ Charles J. Newman

CHARLES J. NEWMAN

Chairman of the Board

President and Chief Executive Officer

The proxy materials are first being mailed or otherwise delivered to Regal One stockholders on or about [ ● ], 2015.

YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the meeting, please take a few minutes now to vote your shares. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on [ ● ], 2015.

Our annual report on Form 10-K for the year ended December 31, 2013 and quarterly report on Form 10-Q for the quarter ended September 30, 2014, are included with this proxy statement. They are also available on the Internet at http://www.sec.gov/edgar and then search for Regal One Corporation and available on the "Proxy and Annual Reports" section of our website at www.regal1.com.

The following information applicable to the Special Meeting may be found in the proxy statement and accompanying proxy card:

●	The date, time and location of the meeting;

●	A list of the matters intended to be acted on and our recommendations regarding those matters;

●	Any control/identification numbers that you need to access your proxy card; and

●	Information about attending the meeting and voting in person.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Shareholders of Regal One Corporation:

You are cordially invited to a special meeting of shareholders of Regal One Corporation, a Florida Corporation ("Regal One"), to be held at 11835 West Olympic Boulevard, Twelfth Floor (Room 1235), Los Angeles, California on [ ● ], 2015, at 9:00 a.m. local time to consider and vote on the following matters:

1.            To approve an amendment to the Regal One’s articles of incorporation to effect a reverse stock split of Regal One’s outstanding common stock at a ratio of one-for-two (1:2);

2.            To approve a merger of Regal One with and into its wholly-owned subsidiary, Princeton Capital Corporation, to effectuate the change of Regal One’s state of incorporation from Florida to Maryland (the “Reincorporation”);

3.            To approve, as part of the Reincorporation, the adoption of a charter under the Maryland General Corporation Law with the following Sub-Proposals:

a.      Sub-proposal 3a: A proposal to approve the classification of the board of directors;

b.      Sub-proposal 3b: A proposal to approve an increase of the authorized shares;

c.      Sub-proposal 3c: A proposal to approve the removal of the provision relating to stockholder action by less than unanimous written consent;

d.      Sub-proposal 3d: A proposal to approve an amendment to increase the number of votes a stockholder must possess to call a special meeting;

e.      Sub-proposal 3e: A proposal to approve the addition of the ability of the board of directors to increase or decrease the number of authorized shares and the number of shares of any class or series of the company;

4.             To approve the issuance of up to an aggregate of 119,433,962 shares of Regal One’s common stock to Capital Point Partners, LP, a Delaware limited partnership (“CPP”), and Capital Point Partners II, LP, a Delaware limited partnership (“CPPII” and, together with CPP, the “Partnerships”), in consideration for the sale of certain investments of the Partnerships (the “Transactions”) pursuant to that certain Asset Purchase Agreement, dated as of July 14, 2014, as amended (the “Purchase Agreement”);

5.            To authorize Regal One, with the approval of its board of directors, to sell shares of Regal One’s common stock at a price or prices below its then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the proxy statement;

6.            To approve the entry into an investment advisory agreement (the “Advisory Agreement”) with Princeton Investment Advisors, LLC (“Princeton Advisors”); and

7.            To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

You have the right to receive notice of and to vote at the special meeting if you were a shareholder of record at the close of business on [ ● ], 2015. Whether or not you expect to be present in person at the special meeting, please sign the enclosed proxy card and return it promptly in the postage-paid envelope provided or authorize your proxy by telephone or through the Internet. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the vote at the meeting or to vote your shares personally on request if you attend the meeting.

The Regal One board of directors has unanimously approved each of the foregoing proposals and unanimously recommends that shareholders vote "FOR" approval of each of the foregoing proposals.

By Order of the Board of Directors,

CHARLES J. NEWMAN

Chairman of the Board

Chief Executive Officer

Dated: [ ● ], 2015

PROXY STATEMENT FOR 2015 SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [ ● ], 2015

GENERAL INFORMATION

This proxy statement and accompanying proxy card is being mailed to the shareholders of Regal One Corporation ("Regal One," the "Company," "we," "us," or "our") in connection with the solicitation by the Board of Directors of the Company of a proxy to vote your shares at the Special Meeting of Shareholders (the "Special Meeting") to be held on [ ● ], 2015 at 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California, at 9:00 AM local time, and at any adjournments or postponements thereof. The Company will bear all expenses incurred in connection with this proxy solicitation, which we expect to conduct primarily by mail. In addition, our officers and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be separately compensated. If your shares are held through a broker or other nominee (i.e., in "street name"), we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which the Company will reimburse them for reasonable out-of-pocket expenses.

The members of Regal One’s board of directors on July 14, 2014, which at that time consisted of Bernard L. Brodkorb, Malcolm Currie, Christopher Dietrich and Charles J. Newman, including its independent directors, believed that the transactions with the Partnerships and the other matters to be considered by shareholders are advisable and in the best interest of Regal One and its shareholders and unanimously recommended that Regal One’s shareholders vote “FOR” approval of these matters. There was a question regarding the constitution of Regal One’s board and a meeting of Regal One shareholders was held on December 19, 2014. At this shareholder meeting Bernard L. Brodkorb and Charles J. Newman were re-elected and Stephen E. Boynton, James Olchefski and Robert M. Terry were elected to Regal One’s board of directors. Messrs. Boynton, Brodkorb, Olchefski and Terry were determined to be independent directors under the Investment Company Act of 1940, as amended (the “1940 Act”).

Following the shareholder meeting, Regal One’s board of directors, consisting of Messrs. Boynton, Brodkorb, Newman, Olchefski and Terry, made a determination that the transactions with the Partnerships and the other matters to be considered by shareholders are advisable and in the best interest of Regal One and its shareholders and unanimously recommends that Regal One’s shareholders vote “FOR” approval of these matters.

VOTING INFORMATION

Record Date and Who May Vote

Only shareholders of record as of the close of business on [ ● ], 2015 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, OTR, Inc., on the Record Date, you may vote your shares on the matters to be considered by our shareholders at the Special Meeting. If your shares were held in street name on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Special Meeting in accordance with your instructions. They have forwarded to you this proxy statement seeking your instructions on how you want your shares voted.

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On the Record Date, we had 3,633,067 shares of common stock, no par value (the “Common Stock”), and 100,000 shares of Series B Preferred Stock, no par value (the “Preferred Stock”), outstanding. Each holder of record of shares of Common Stock and Preferred Stock is entitled to one vote on each matter to be acted on at the Special Meeting.

How to Vote

For shares held of record, you can vote your shares in person at the Special Meeting or you may give us your proxy by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope, or by calling a toll-free telephone number or using the Internet as further described on the enclosed proxy card. In either case, telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded.

By giving us your proxy, you will be directing us on how to vote your shares at the Special Meeting. If you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted "FOR" each of the proposals to be considered at the Special Meeting. A failure to vote in person, grant a proxy for your shares, or instruct a bank, broker or nominee how to vote at the Special Meeting will have the same effect as a vote “AGAINST” each of the proposals. Even if you plan on attending the Special Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Special Meeting. If you do attend the Special Meeting, you can change your vote at that time, if you then desire to do so.

With respect to the proposals that are to be voted on at the Special Meeting, if you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the Special Meeting and vote your shares in person. With respect to the proposals that are to be voted on at the Special Meeting, broker shares for which written authority to vote has not been obtained will be treated as votes cast against the matter. Shareholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details.

If your broker holds your shares and you attend the Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Special Meeting.

You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of Common Stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

How to Revoke or Change Your Vote

For shares held of record, you may revoke a proxy or change your vote at any time before the Special Meeting takes place. To do so, you may either complete and submit a new proxy card, or send a written notice to our Corporate Secretary stating that you would like to revoke your proxy You may also change your vote voting telephonically or via the Internet pursuant to the instructions shown on the proxy card and simply authorizing a new proxy to vote your shares. The last recorded vote will be the vote that is counted. In addition, you may elect to attend the Special Meeting and vote in person, as described above.

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For shares held in street name, you should follow the instructions in the voting instruction form provided by your broker or nominee to change your vote. If you want to change your vote as to shares held in street name by voting in person at the Special Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.

Quorum

The Special Meeting will be held only if a quorum exists. The presence at the Special Meeting, in person or by proxy, of holders of a majority of our outstanding shares of Common Stock and Preferred Stock as of the Record Date will constitute a quorum. If you attend the meeting or vote your shares using the enclosed proxy card or voting instruction form (including any telephone or Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting on a particular matter.

Voting of Management

At the close of business on [ ● ], 2015, Regal One's executive officers and directors owned and were entitled to vote [ ● ] shares of Common Stock and [ ● ] shares of Preferred Stock, representing an aggregate of [ ● ]% of Regal One's outstanding voting power on that date. None of Regal One's executive officers or directors has entered into any voting agreement relating to the matters to considered by shareholders. However, each of Regal One's executive officers and directors has indicated that he intends to vote his shares of Common Stock and Preferred Stock in favor of the approval of each of the proposals.

Confidential Voting

All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:

●	to meet any legal requirements;

●	to permit independent inspectors of election to tabulate and certify your vote; or

●	to adequately respond to your written comments on your proxy card.

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PROPOSAL 1

THE REVERSE STOCK SPLIT

On December 19, 2014, our board of directors unanimously adopted and is recommending for shareholder approval an amendment to our articles of incorporation to effect a reverse stock split of the common stock at a ratio of 1:2. If approved by our shareholders, the Reverse Stock Split will become effective upon filing the articles of amendment to our articles of incorporation with the state of Florida. The form of the amendment to the Company’s articles of incorporation to effect the Reverse Stock Split of the Common Stock is attached to this Proxy Statement as Annex A (the “Amendment”).

To avoid the existence of fractional shares of Common Stock, shareholders who would otherwise hold fractional shares of Common Stock as a result of the Reverse Stock Split will be entitled to receive a whole number of shares rounded up to the next whole number in lieu of such fractional shares of Common Stock from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares of Common Stock are held in certificated form, the surrender of all Old Certificate(s).

At the close of business on [ ● ], 2015, there were 3,633,067 shares of Common Stock issued and outstanding. An additional 3,183,466 shares of Common Stock (based on an exchange ratio of approximately 31.85 shares of Common Stock for each outstanding share of Preferred Stock) will be issued to the holders of the Preferred Stock in connection with the Reincorporation and at least 95,000,000 shares of Common Stock will be issued in the Transactions immediately following the effectiveness of the Reverse Stock Split and the Reincorporation. Based on the number of shares of Common Stock currently issued and outstanding, immediately following the completion of the Reverse Stock Split, the Reincorporation and the Transaction, there would be at least 100,000,000 shares of Common Stock issued and outstanding (without giving effect to the treatment of fractional shares of Common Stock). We do not expect the Reverse Stock Split itself to have any economic effect on our shareholders, except to the extent the Reverse Stock Split will result in fractional shares as discussed below.

Reasons for the Reverse Stock Split

The Board authorized the Reverse Stock Split in an attempt to raise the per share trading price of the Common Stock in order to gain listing on a national securities exchange. Before the Common Stock may be listed on a national securities exchange, we must satisfy certain listing requirements. One of these listing requirements is that the Common Stock must generally have a minimum bid price, which the NASDAQ requires a minimum bid price of $3.00 per share. On [ ● ], 2015, the closing price of the Common Stock on the OTCBB was $[ ● ] per share.

The Company anticipates that the Reverse Stock Split will increase the per share bid price per share of the Common Stock. However, there are no assurances that the Reverse Stock Split will, initially or in the future, have the intended effect of raising the bid price of the Common Stock to a price that will satisfy the listing requirements or that the Company will be able to satisfy the other requirements to obtain or maintain a listing on a national securities exchange.

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Additionally, the Company believes that the Reverse Stock Split may make the Common Stock more attractive to a broader range of institutional and other investors, as the current market price of the Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. The Company believes that the Reverse Stock Split will make the Common Stock a more attractive and cost effective investment for many investors, which may enhance the liquidity the Common Stock.

The Board also took into account potential negative factors associated with the Reverse Stock Split. These factors include the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined back to pre-reverse stock split levels, the adverse effect on liquidity that might be caused by a reduced number of shares outstanding, and the costs associated with implementing a Reverse Stock Split.

Although the Board expects the Reverse Stock Split will result in an increase in the market price of the Common Stock, the Reverse Stock Split may not increase the market price of the Common Stock in proportion to the reduction in the number of shares of the Common Stock outstanding or result in a long-term increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the SEC, as well as variables outside of the Company’s control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment). The history of similar reverse stock splits for companies in like circumstances is varied. If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. The trading liquidity of the Common Stock may also decline due to the fewer number of shares of Common Stock that are publicly traded. In addition, the Reverse Stock Split will likely increase the number of shareholders who own “odd lots” of fewer than 100 shares of the Common Stock. Shareholders who hold odd lots typically experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Accordingly, a reverse stock split may not achieve the desired results that have been outlined above.

Effects of the Reverse Stock Split

General

If the Reverse Stock Split is effected, the principal effect will be to proportionately decrease the number of outstanding shares of the Common Stock based on the 1-for-2 Reverse Stock Split ratio. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the OTCBB. Following the Reverse Stock Split, the Common Stock will continue to be quoted on the OTCBB under the symbol “RONE,” although it will receive a new CUSIP number. Stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

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Proportionate voting rights and other rights of the holders of the Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the Common Stock after giving effect to the Reverse Stock Split. The number of shareholders of record will not be affected by the Reverse Stock Split. If effected, the Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares of the Common Stock may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares of the Common Stock. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effectiveness of Reverse Stock Split

The Reverse Stock Split will become effective upon the filing and effectiveness (the “Effective Time”) of the Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Florida. The effectiveness of the Reverse Stock Split, pursuant to the terms of the Purchase Agreement, is a condition to closing the Transactions. We expect that such filing will take place promptly following shareholder approval at the Special Meeting.

Effect on Authorized Shares of Common Stock and Preferred Stock

Currently, the Company is authorized to issue up to a total of 50,000,000 shares of Common Stock, of which 3,633,067 shares of Common Stock were issued and outstanding as of July 22, 2014, and 550,000 shares of preferred stock, of which 100,000 shares of Preferred Stock were issued and outstanding as of July 22, 2014. The proposed amendment to the Company’s Articles of Incorporation will not affect the number of authorized shares of Common Stock or preferred stock.

Accordingly, the proposed amendment will reduce the number of issued and outstanding shares, which will result in an increase in the number of authorized but unissued shares. The Transactions would result in the issuance of shares of the Common Stock that will result in the dilution of our current shareholders’ percentage of ownership interest in the Company. The Company may also engage in various capital raising transactions, including the issuance of additional shares, in order to enhance liquidity and provide additional capital for investing.

Effect on Par Value

The proposed amendments to the Company’s Articles of Incorporation will not affect the par value of the Common Stock, which will remain at no par value per share, or the par value of the Company’s preferred stock, which will remain at no par value per share.

Reduction in Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on the Company’s balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of Common Stock, will be credited with the amount by which the stated capital is reduced. The Company’s shareholders’ equity, in the aggregate, will remain unchanged.

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No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Book-Entry Shares of Common Stock

If the Reverse Stock Split is effected, shareholders who hold uncertificated shares of Common Stock (i.e., shares of Common Stock held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split.

Shareholders who hold uncertificated shares of Common Stock as direct owners will be sent a transmittal letter by the Company’s transfer agent and will need to return a properly completed and duly executed transmittal letter in order to receive any distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

Exchange of Stock Certificates

If the Reverse Stock Split is effected, shareholders holding certificated shares of Common Stock (i.e., shares of Common Stock represented by one or more physical stock certificates) will be required to exchange their Old Certificate(s) for New Certificate(s) representing the appropriate number of shares of Common Stock resulting from the Reverse Stock Split. Shareholders of record upon the Effective Time will be furnished the necessary materials and instructions for the surrender and exchange of their Old Certificate(s) at the appropriate time by the Company’s transfer agent. Shareholders will not have to pay any transfer fee or other fees in connection with such exchange. As soon as practicable after the Effective Time, the Company’s transfer agent will send a transmittal letter to each shareholder advising such holder of the procedure for surrendering Old Certificate(s) in exchange for New Certificate(s).

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

As soon as practicable after the surrender to the transfer agent of any Old Certificate(s), together with a properly completed and duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Certificate(s) had been issued a New Certificate registered in the name of such person.

Until surrendered as contemplated herein, a shareholder’s Old Certificate(s) shall be deemed at and after the Effective Time to represent the number of full shares of Common Stock resulting from the Reverse Stock Split. Until shareholders have returned their properly completed and duly executed transmittal letter and surrendered their Old Certificate(s) for exchange, shareholders will not be entitled to receive any other distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

Any shareholders whose Old Certificate(s) have been lost, destroyed or stolen will be entitled to a New Certificate only after complying with the requirements that the Company and its transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

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No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Certificate(s), except that if any New Certificate is to be issued in a name other than that in which the Old Certificate(s) are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Fractional Shares of Common Stock

The Company does not currently intend to issue fractional shares of Common Stock in connection with the Reverse Stock Split. Therefore, the Company does not expect to issue certificates representing fractional shares of Common Stock. Shareholders who, as a result of the Reverse Stock Split, hold fewer than one share of Common Stock would receive a whole number of shares rounded up to the next whole number.

No Appraisal Rights

Under the Florida Business Corporation Act (“FBCA”), the Company’s shareholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in this proxy statement and the Company will not independently provide shareholders with any such rights.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. Unless otherwise specifically indicated herein, this summary addresses the U.S. federal income tax consequences only to a beneficial owner of Common Stock that is: (i) a citizen or resident of the U.S., (ii) a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or of a political subdivision thereof (including the District of Columbia), (iii) an estate whose income is subject to U.S. federal income taxation, regardless of its source, or (iv) any trust if: (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) it has a valid election in place to be treated as a U.S. person (each, a “U.S. holder”). This summary does not address any state, local or foreign income or other tax consequences, nor does it address all of the tax consequences, that may be relevant to any particular shareholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by shareholders. This summary also does not address the tax consequences to: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investments trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequence of the Reverse Stock Split. In addition, we have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by U.S. holders in the Reverse Stock Split. Accordingly, following the Reverse Stock Split, the aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should be equal to the aggregate tax basis in the shares of Common Stock surrendered, and the holding period for the shares of Common Stock received should include the holding period for the shares of Common Stock surrendered.

The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of that shareholder. Each shareholder should consult its own tax advisor regarding all of the potential U.S. federal, state, local, foreign income and other tax consequences of the Reverse Stock Split.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of Common Stock as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other our shareholders.

Required Vote

The affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock voting together as a single class is required to approve the amendment. Proposal 1 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes will not count as votes in favor of the proposal and will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

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PROPOSAL 2

REINCORPORATION OF THE COMPANY FROM FLORIDA TO MARYLAND

On December 19, 2014, the Board unanimously approved and recommended shareholders approve changing the Company’s domicile from the State of Florida to the State of Maryland (the “Reincorporation”). The Reincorporation will be consummated pursuant to an Agreement and Plan of Merger between the Company and Princeton Capital Corporation, a Maryland corporation and wholly-owned subsidiary of the Company (“Newco”), a copy of which is attached in Annex B (the “Merger Agreement”). Copies of the Maryland Charter and Maryland By-laws are attached as Annex C and Annex D, respectively

The proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. The Reincorporation, by itself, will not result in any change in the Company’s business, management, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). However, the Reincorporation is part of, and is a condition precedent to closing of the Purchase Agreement. Following the Reincorporation, Newco’s Common Stock will continue to trade without interruption on the OTCBB under the symbol “RONE”.

Newco

Newco is the Company's wholly owned subsidiary and, prior to the Reincorporation, will have no material assets or liabilities and will not have carried on any business. Upon completion of the Reincorporation, the rights of the stockholders of Newco will be governed by the Maryland General Corporation Law (the “MGCL”) and the Maryland Charter and Maryland Bylaws.

Effect of the Merger and Resulting Reincorporation

The Merger Agreement provides that the Company will merge with and into Newco, with Newco being the surviving corporation. Under the FBCA and the MGCL, when the Merger and resulting Reincorporation takes effect:

●	Newco would succeed to the business and all of the properties, assets and liabilities of the Company, including obligations under the Company’s outstanding indebtedness and contracts, including the Purchase Agreement;

●	All of the directors and officers of the Company would become directors and officers of Newco, respectively, and hold the same positions and, in the case of the directors, have the same terms of office for Newco as they did for the Company until closing of the Transactions;

●	Each outstanding share of Common Stock will automatically be converted into one share of Newco’s common stock and each outstanding share of Preferred Stock will automatically be converted into approximately 31.85 shares of Newco’s common stock;

●	A proceeding pending against the Company may be continued as if the Merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

●	The shareholders’ interests in the Company and the other interests, obligations and securities of the Company are converted into shareholders’ interests, obligations or other securities of the surviving entity, or into cash or other property, and the former holders of such interests are entitled only to the rights provided in the Articles of Merger, Maryland Charter and Maryland Bylaws of the surviving entity pursuant to the MGCL, other than the right, if applicable, of certain shareholders to seek appraisal of the fair value of their shares under provisions of the FBCA dealing with dissenter’s rights.

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On the effective date of the Merger, the Company will be deemed incorporated under the MGCL. Consequently, the Company will be governed by the Maryland Charter and Maryland Bylaws.

Effective Time

The Company will determine when to file the Articles of Merger (“Articles of Merger”) with the Florida Department of State Division of Corporations and the State Department of Assessments and Taxation of Maryland, respectively. The Plan of Merger may be terminated and abandoned by action of the Board at any time prior to the effective time of the merger, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be against the best interests of the Company and its shareholders. Completion of the Reincorporation is a condition to closing the Transactions. Accordingly, we intend to file the Articles of Merger as soon as reasonably practicable after shareholder approval at the Special Meeting.

Principal Reasons for the Change of Domicile

The purpose of the Reincorporation is to change the Company’s state of incorporation from Florida to Maryland, where a significant number of publicly-traded BDCs are domiciled. The primary reason for the Reincorporation is that the Board believes the MGCL will better meet the Company’s business needs. Upon closing of the Transactions, the Company will have more than $50.0 million in assets under management and become an externally managed BDC. The MGCL is a comprehensive, modern and flexible statute and a significant number of BDCs are incorporated under the MGCL. In addition, we believe that Maryland statutory law and case law is better developed than Florida’s with respect to BDCs and will provide greater predictability.

Principal Features of the Reincorporation

The Reincorporation will be effected by the Merger of the Company, a Florida corporation, with and into, Newco, a Maryland corporation, for the purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Florida and Maryland. Following the Merger, Newco will be the surviving corporation and will continue to operate under the name “Princeton Capital Corporation.”

On the effective date of the Merger, each issued and outstanding share of Common Stock shall be converted into one share of Newco’s common stock. On the effective date of the Merger, each issued and outstanding share of Preferred Stock shall be converted into approximately 31.85 shares of Newco’s common stock. Each share of Newco’s common stock will have the same terms as the Common Stock, subject to the differences arising by virtue of the differences between Florida and Maryland law and between the provisions of the Company’s articles of incorporation and bylaws and the Maryland Charter and Maryland By-laws.

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On the effective date of the Merger, Newco will be governed by the Maryland Charter, the Maryland Bylaws and the MGCL, which include a number of provisions that are not present in the Company’s articles of incorporation, the Company’s bylaws or the FBCA. Accordingly, as described below, a number of changes in shareholders’ rights will occur in connection with the Reincorporation, some of which may be viewed as limiting the rights of the shareholders. See “Differences Between the Corporation Laws of Maryland and Florida and the Charter and Bylaws of the Company and Newco.”

Newco Share Certificates

Share certificates representing shares of common stock before the Merger shall be automatically converted into the same number of shares of Newco’s common stock without any further action required by the shareholder, subject to the impact of the Reverse Stock Split.

Failure by a shareholder to surrender certificates representing Common Stock will not affect such person’s rights as a shareholder of Newco as such stock certificate representing the Common Stock following the Reincorporation will only represent the right to receive shares of Newco’s common stock, unless the shareholder elects to exercise its appraisal rights, if applicable.

Capitalization

The authorized capital of the Company, on the Record Date, consisted of 50,000,000 shares of Common Stock, of which 3,633,067 shares of Common Stock were issued and outstanding, and 550,000 shares of preferred stock, of which 100,000 shares of Preferred Stock were issued and outstanding.

Description of Newco Capital Stock

Stock

Immediately following the Merger, Newco will be authorized to issue 250,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock.

Under the Maryland Charter and subject to the rights of holders of any outstanding preferred stock, the board of directors of Newco will be authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, the Maryland Charter provides that a majority of the entire board of directors, without any action by stockholders of Newco, may amend the Maryland Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Newco has authority to issue.

Common Stock

All shares of Newco’s common stock will have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Subject to the rights of holders of any outstanding preferred stock, distributions may be paid to the holders of Newco’s common stock if, as and when authorized by the board of directors and declared by Newco out of assets legally available therefor. Holders of Newco’s common stock have no preemptive, conversion or redemption rights and shares of Newco’s common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of Newco’s liquidation, dissolution or winding up, holders of outstanding shares of Newco’s common stock would be entitled to share ratably in all of Newco’s assets that are legally available for distribution after Newco pays all debts and other liabilities and subject to any preferential rights of holders of Newco’s preferred stock, if any preferred stock is outstanding at such time. Subject to the exclusive rights of holders of any other class or series of Newco’s stock to vote on any matter, each share of Newco’s common stock entitles the holder to cast one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Newco’s common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that, subject to the rights of holders of any outstanding preferred stock, holders of a majority of the outstanding shares of Newco’s common stock can elect all of the directors, and holders of less than a majority of such shares will be unable to elect any director.

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Preferred Stock

The Maryland Charter authorizes Newco’s board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification and issuance would be borne by Newco’s existing common stockholders. Prior to the issuance of shares of each class or series, Newco’s board of directors is required by Maryland law and the Maryland Charter to set the preferences, conversion and other rights, voting powers (including exclusive voting rights, if any), restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series. Thus, Newco’s board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Newco’s common stock or otherwise be in their best interest.

It should be noted, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to Newco’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of Newco’s gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide Newco with increased flexibility in structuring future financings and acquisitions. However, there are currently no plans to issue preferred stock.

Limitation on Liability of Directors and Officers- Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Maryland Charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

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To the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, the Maryland Charter authorizes Newco to indemnify any individual who serves or has served, and Maryland Bylaws obligate Newco to indemnify any individual who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service, as a present or former director or officer or, while a director or officer and at our request, as a director, officer, partner, member, manager or trustee of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, in each case, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Maryland Charter and Maryland Bylaws also permit Newco to indemnify and advance expenses to any person who served a predecessor of Newco in any of the capacities described above and any of its employees or agents or any employees or agents of its predecessor.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Maryland Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, Newco will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Additionally, Newco will enter into indemnification agreements with its directors and executive officers. The indemnification agreements will provide Newco’s directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Newco’s insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that its present or former directors or officers have performed for another entity at Newco’s request. There is no assurance that such entities will in fact carry such insurance. However, Newco does not expect to request its present or former directors or officers to serve another entity as a director, officer, partner, member, manager or trustee unless it can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

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Differences Between the Corporation Laws of Maryland and Florida and the Charter and Bylaws of the Company and Newco

The Reincorporation will effect a change in the Company's legal domicile. The Reincorporation will not result in any change in headquarters, business, management, or any change in the Company's assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Subject to closing the Transactions, members of the Company management, including all directors and officers, will retain in Newco each of the respective positions, responsibilities, duties and benefits they currently hold with the Company. There will be no substantive change in the direct or indirect equity interests of the current directors or executive officers upon the consummation of the Reincorporation. At the effective time of the merger, each single share of Common Stock will be converted into a corresponding single share of Newco’s common stock and each share of Preferred Stock will be converted into approximately 31.85 shares of Newco’s common stock.

As noted above, the Maryland Charter and Maryland Bylaws will be the governing instruments of the surviving corporation following the Reincorporation. This may result in the Company being governed by a charter and bylaws in certain ways different from that of the current articles of incorporation and bylaws of the Company. Some of these changes are purely procedural in nature, and include the change in the location of the registered office and agent of the Company from a location in Florida to one in Maryland. Newco will also be governed by laws different from those governing the Company, as there are also material differences between the MGCL and the FBCA. The most significant differences, in the judgment of management of the Company, as well as certain differences between the MGCL and the FBCA, are discussed below. This summary does not purport to be complete and is qualified in its entirety by reference to the MGCL, the FBCA, the Maryland Charter and Maryland Bylaws, both of which are included herewith as Annex C and Annex D, respectively.

Provision	Florida	Maryland

Increase in Authorized Shares of Stock of the Corporation	Florida law requires shareholders approve an amendment to a Florida corporation’s articles of incorporation to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that it is authorized, and specifically a majority of each class or series of shares.	Under Maryland law, a Maryland corporation may provide in its charter that the board of directors of the corporation, without stockholder approval, may amend the corporation’s charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that it is authorized to issue. The Maryland Charter contains such a provision.

Classified Board of Directors	Florida law permits a Florida corporation’s bylaws to provide for a staggered (e.g., classified) board of directors with the maximum of three classes of directors. The Company does not have a classified board of directors.

Maryland law permits the directors of a Maryland corporation, by provision of its charter or bylaws, to be divided into classes. The term of office of any director of a Maryland corporation may not be longer than five years and, if the corporation’s board of directors is classified, the term of office of at least one class of directors must expire every year. A Maryland corporation may also classify its directors into up to three classes serving staggered three-year terms by electing to be subject to a provision of Subtitle 8 of the MGCL, as discussed below.

The Maryland Charter provides that, effective upon the closing of the Transactions, Newco’s directors will be divided into three classes. The initial terms of the first, second and third classes will expire at the first, second and third annual meeting of Newco’s stockholders after the completion of the Transaction, respectfully. At each annual meeting of Newco’s stockholders after the completion of the Transactions, directors of each class will be elected for three-year terms and, each year, one class of directors will be elected by Newco’s stockholders.

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Provision	Florida	Maryland

Removal of Directors	Florida law provides that shareholders of a Florida corporation may remove directors with or without cause at a meeting expressly called for that purpose by a vote of the holders unless the corporation’s articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. Accordingly, directors of the Company currently may be removed with or without cause if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

Maryland law provides that, unless otherwise provided in the corporation’s charter or pursuant to an election under Subtitle 8, as discussed below, the stockholders of a Maryland corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

The Maryland Charter provides that, from and after the completion of the Transactions, subject to the rights, if any, of the holders of any class or series of preferred stock to remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only for “cause,” as such term is defined in the Maryland Charter, and only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.

Charter Amendments	The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendationand communicates the basis for its determination to the shareholders with the amendment.	Under MGCL, a Maryland corporation generally cannot amend its charter unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of charter amendments by a lesser proportion, but not less than a majority of all of the votes entitled to be cast on the matter. The Maryland Charter generally provides for approval of charter amendments by stockholders entitled to cast a majority of the votes entitled to be cast on the matter. However, subject to certain exceptions, the Maryland Charter provides that the following amendments require the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter

Shareholder Consent to Action without a Meeting	Florida law provides that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such shareholder action must be evidenced by one or more signed and dated written consents describing the action taken. Additionally, Florida law requires the corporation to give notice within ten days of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing. The Company’s bylaws permit shareholder action by written consent if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.	Under Maryland law, unless action by a lesser proportion of stockholders is authorized by the corporation’s charter, common stockholders of a Maryland corporation may act by consent in lieu of a meeting of stockholders only if all of the shareholders entitled to vote on the matter consent in writing or by electronic transmission. The Maryland Charter does not provide for stockholder action by consent in lieu of a meeting by less than unanimous consent.

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Provision	Florida	Maryland

Right to Call Meetings	Florida law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the articles of incorporation or bylaws to call a special shareholder meeting or by written request by the holders of not less than 10% of all shares entitled to vote on the matter (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation). The Company’s articles of incorporation permit special meetings to be called by the board of directors (or the person or persons authorized to do so by the board of directors) or the holders of not less than 10% of all shares entitled to be voted.

Under Maryland law, a special meeting of stockholders of a Maryland corporation may be called by the corporation’s president or board of directors, or by any other person specified in corporation’s charter or bylaws. Unless the corporation’s charter or bylaws provide for a different proportion (but not more than a majority of the votes entitled to be cast) or the corporation has made an election under Subtitle 8, as discussed below, the secretary of a Maryland corporation must call a special meeting of the shareholders on the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

The Maryland Bylaws provide that special meetings of Newco’s stockholders may be called by its board of directors, the chairman of its board of directors, its president or its chief executive officer. The Maryland Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, including payment of Newco’s reasonably estimated cost of preparing and delivering the notice of the meeting (including Newco’s proxy materials), a special meeting of stockholders must be called by Newco’s secretary upon the written request of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting.

Advance Notice of Shareholder Nominations	Florida law authorizes a Florida corporation to include in its articles of incorporation or bylaws provisions requiring shareholders to provide advance notice of nominations or any other business proposals.

Maryland law authorizes a Maryland corporation to include in its charter or bylaws provisions requiring stockholders to provide advance notice of nominations or any other business proposals.

The Maryland Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to Newco’s board of directors and the proposal of other business to be considered by stockholders may be made only:

●    pursuant to Newco’s notice of the meeting;

●    by or at the direction of Newco’s board of directors; or

●    by a stockholder who was a stockholder of record both at the time of giving the notice required by the Maryland Bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of each such nominee and who has provided notice to Newco within the time period and containing the information specified by the Maryland Bylaws.

With respect to special meetings of stockholders, only the business specified in Newco’s notice of meeting may be brought before the meeting. Nominations of individuals for election to Newco’s board of directors may be made only:

●    by or at the direction of Newco’s board of directors; or

●    provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record both at the time of giving the notice required by the Maryland Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each such nominee and who has provided notice to Newco within the time period and containing the information specified by the Maryland Bylaws.

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s

Provision	Florida	Maryland

Bylaw Amendments

Under Florida law, a corporation's board of directors may amend or repeal the corporation's bylaws unless: (a) The articles of incorporation or the corporation act reserves the power to amend the bylaws generally or a particular bylaw provision exclusively to the shareholders; or (b) the shareholders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision.

A corporation's shareholders may amend or repeal the corporation's bylaws even though the bylaws may also be amended or repealed by its board of directors.

As permitted by Maryland law, the Maryland Charter and the Maryland Bylaws provide that Newco’s board of directors will have the exclusive power to adopt, alter or repeal any provision of the Maryland Bylaws and to make new bylaws.

Inspection of Books and Records	Under Florida law, a shareholder is entitled to inspect and copy during regular business hours only, if the shareholder gives at least five business days’ prior written notice to the corporation, the articles of incorporation, bylaws, certain board and shareholder resolutions, certain written communications to shareholders (including financial statements), a list of the names and business addresses of the corporation’s directors and officers, and the corporation’s most recent annual report delivered to the Florida Department of State. In addition, a shareholder of a Florida corporation is entitled to inspect and copy (1) certain additional minutes or written consents (or excerpts) of the board or its committees, (2) accounting records, (3) record of shareholders, and (4) other books and records of the corporation during regular business hours, only if the shareholder gives as least five business days’ prior written notice to the corporation, and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. Florida law also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding shareholder has, within two years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of shareholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

Under Maryland law, a stockholder of record of a Maryland corporation or its agent, on written request, may inspect and copy the following corporate documents during normal business hours:

the corporation’s bylaws;

the minutes of proceedings of the corporation’s stockholders;

the corporation’s annual statements of affairs; and

any voting trust agreements deposited at the corporation’s principal office.

Any stockholder of record may also inspect a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request

Under Maryland law, one or more persons who together are, and for at least six months have been, stockholders of record or holders of voting trust certificates of at least 5% of the outstanding stock of any class of a Maryland corporation in person or by agent, on written request, inspect and copy during usual business hours the corporation’s books of account, a statement of the corporation’s affairs and its stock ledger.

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Provision	Florida	Maryland

Appraisal Rights	Under Florida law, dissenting shareholders who follow prescribed statutory provisions, are, in certain circumstances, entitled to appraisal rights in the event of (a) the consummation of certain plans of merger or conversion if shareholders are entitled to vote thereon; (b) the consummation of disposition of all or substantially all the assets of a corporation other than in the usual and regular course of business if shareholders are entitled to vote thereon; (d) an amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; (e) consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the shareholder is entitled to vote on the plan; and (f) any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval. In addition, dissenters rights also are available with regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder in the manner set forth in the statute. Unless the articles of incorporation provide otherwise, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (“NASD”) or (b) held of record by more than 2,000 shareholders. The Company Articles do not provide otherwise.

Under Maryland law, subject to certain exceptions, dissenting stockholders of a Maryland corporation who follow prescribed statutory provisions are, under certain circumstances, entitled to the judicially-determined fair value of their stock in connection with: (a) a merger, consolidation or conversion of the corporation; (b) the acquisition of the stockholder’s stock in a statutory share exchange; (c) the disposition of all or substantially all of the corporation’s assets outside the ordinary course of its business; (d) a charter amendment that alters the contract rights of any outstanding stock and substantially adversely affects the stockholder’s rights; and (e) a transaction under the Business Combination Act. A Maryland corporation may provide in its charter that holders of the corporation’s stock are not entitled to appraisal rights.

The Maryland Charter provides that no holder of Newco’s stock is entitled to exercise appraisal rights unless Newco’s board of directors, upon the affirmative vote of a majority of the entire board of directors, determines that such rights will apply.

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Provision	Florida	Maryland

Indemnification of Directors and Officers	FBCA provides that a corporation may indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of a Florida corporation and so long as such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful. The Company’s articles of incorporation provide for indemnification of directors to the fullest extent of the law. The Company’s bylaws grant the Company the non-exclusive power to indemnify directors, officers, employees and agents, if, among other things, such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

The MGCL requires a Maryland corporation (unless its charter provides otherwise, which the Maryland Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them by reason of their service in those or other capacities, unless it is established that:

●    the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty;

●    the director or officer actually received an improper personal benefit in money, property or services; or

●    in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or on behalf of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

To the maximum extent permitted by Maryland law and the 1940 Act, the Maryland Charter authorizes Newco to indemnify any person who serves or has served, and the Maryland Bylaws obligate Newco to indemnify any individual who is made or threatened to be made a party to or witness in a proceeding by reason of his or her service:

●    as a director or officer of Newco; or

●    while a director or officer of Newco and at its request, as a director, officer, partner, manager, member or trustee of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, from and against any claim or liability to which he or she may become subject or that he or she may incur by reason of his or her service in any of these capacities. The Maryland Charter and the Maryland Bylaws authorize Newco to indemnify any individual who served any of Newco’s predecessors in any of the capacities described above and any employee or agent of Newco or any of its predecessors.

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Provision	Florida	Maryland

Limited Liability of Directors	Under Florida law, a director is not personally liable for monetary damages to the corporation, shareholders or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless (a) the director breached or failed to perform his duties as a director and (b) such breach or failure constitutes (i) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, (iii) a circumstance resulting in an unlawful distribution, (iv) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct, or (v) in a proceeding by or in the right of one other than the corporation or a shareholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. Neither the Company’s articles of incorporation nor the Company’s bylaws address the liability of directors.

The MGCL permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Maryland Charter contains a provision which eliminates such liability to the maximum extent permitted by Maryland law.

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Securities Act Consequences

The shares of Newco’s common stock to be issued in exchange for shares of Newco’s common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). Newco is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into Newco and the issuance of Newco’s common stock in exchange for the shares of Common Stock and Preferred Stock is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of the Company’s domicile within the United States. The effect of the exemption is that the shares of Newco’s common stock issuable as a result of the Reincorporation may be resold by stockholders without restriction to the same extent that shares of Common Stock and Preferred Stock may have been sold immediately before the effective time of the Reincorporation.

Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the Reincorporation.

Accounting Treatment

The Reincorporation will be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, Newco, would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Statutory Right of Appraisal Under Florida Law

Pursuant to Section 607.1302 of the FBCA, a shareholder who does not approve the Merger may exercise appraisal rights and, if the Merger is consummated, obtain the payment of the “fair value” of the shareholder’s shares of Common Stock (as valued immediately prior to the completion of the Merger in accordance with Florida law). The following is a summary of the statutory procedures that a shareholder of a Florida corporation must follow in order to exercise its appraisal rights under Florida law. This does not purport to be a complete statement of the procedure to be followed by shareholders desiring to assert appraisal rights and is qualified in its entirety by reference to Sections 607.1301-607.1333 of the FBCA (referred to as the “Appraisal Provisions”), the text of which is set forth in full in Annex E. Since the preservation and exercise of appraisal rights require strict adherence to the Appraisal Provisions, shareholders who might desire to exercise such rights should review such laws carefully, timely consult their own legal advisor, and strictly follow the provisions of Florida law. A shareholder’s failure to follow any of the applicable procedures may result in termination or waiver of their appraisal rights.

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If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

●	You and must deliver to the Company written notice of the your intent to demand payment of fair value if the Merger is consummated within 20 days after this Information Statement is first mailed ("Demand Notice"); and

●	You must not have delivered a written consent in favor of approval of the Merger Agreement.

Such Demand Notice should be delivered either in person, via courier or by mail (certified mail, return receipt requested, being the recommended form of transmittal) to:

Christopher Dieterich, on behalf of Regal One Corporation

11835 West Olympic Boulevard, Suite 1235E

Los Angeles, California 90064

The Demand Notice must be provided in addition to not providing a written consent for the approval of the Merger. Failure to provide a written consent will not satisfy the requirement to deliver a Demand Notice to the Company before the twenty-first day after this Information Statement is first mailed. All Demand Notices must be signed in the same manner as the shares are registered on the books of the Company. If a shareholder has not delivered a Demand Notice before the twenty-first day after this Information Statement is first mailed, the shareholder will be deemed to have waived his, her or its appraisal rights.

A shareholder must demand appraisal rights with respect to all of the shares registered in the shareholder's name, except that a record shareholder may assert appraisal rights as to fewer than all of the shares registered in the record shareholder's name but that are owned by one or more beneficial shareholders only if the record shareholder objects with respect to all shares owned by the beneficial shareholder and notifies the Company in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. A beneficial shareholder may assert appraisal rights as to shares held on behalf of the shareholder only if the shareholder (i) submits to the Company the record shareholder's written consent to the assertion of such rights no later than the date specified in the Appraisal Notice for the return of the Appraisal Form as described below, and (ii) does so with respect to all shares that are beneficially owned by the beneficial shareholder.

If Merger becomes effective, we will deliver a written appraisal notice ("Appraisal Notice") to all shareholders who did not provide a written consent in favor of the approval of the Merger and who timely delivered to us a Demand Notice (a “dissenting shareholder”), no earlier than the date the Merger becomes effective and no later than 10 days after such date. The Appraisal Notice will be accompanied by a form (the "Appraisal Form") that specifies the date on which the Merger became effective and provides for the dissenting shareholders to state the following information:

●	the shareholder's name and address;

●	the number, classes and series of shares as to which the shareholder asserts appraisal rights;

●	that the shareholder did not vote for the transaction;

●	whether the shareholder accepts our offered estimate of fair value; and

●	if our offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated fair value plus interest.

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The Appraisal Notice will provide information as to where the Appraisal Form must be sent, where certificates for certificated shares must be deposited and the date by which the Appraisal Form and those certificates must be deposited (which may not be fewer than 40 nor more than 60 days after the date the Appraisal Notice and Appraisal Form are sent). Please note that a dissenting shareholder will waive the right to demand appraisal with respect to his, her or its shares unless the Appraisal Form is received by us by the date specified in the Appraisal Notice.

The Appraisal Notice will also include (1) our estimate of the fair value of the shares and an offer to pay such fair value to each dissenting shareholder who is entitled to appraisal rights under the FBCA and (2) the date by which written notice of a dissenting shareholder who wishes to withdraw from the appraisal process must be received by us (which date must be within 20 days after the date the Appraisal Form and stock certificates must be returned to us). The Appraisal Notice will be accompanied by our financial statements consisting of a balance sheet, an income statement and cash flow statement for the most recent fiscal year ended and the latest available interim financial statements, if any. A dissenting shareholder may request in writing that we provide to the shareholder, within 10 days after the date the the surviving corporation, the court may award counsel fees to be paid out of the amounts awarded to the shareholders who benefited.

Notwithstanding the above described appraisal rights, we may not make any payment to a shareholder seeking appraisal rights if after giving effect to such payment:

●	we would not be able to pay our debts as they become due in the usual course of business; or

●	our total assets would be less than the sum or our total liabilities plus the amount that would be needed, if we were to be dissolved at the time of payment, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the payment.

In such event, a dissenting shareholder may, at his, her or its option:

●	withdraw his, her or its notice of intent to assert appraisal rights; or

●	retain his, her or its status as a claimant against us and, if we are liquidated, be subordinated to the rights or our creditors, but have rights superior to the shareholders not asserting appraisal rights and if we are not liquidated, retain the right to be paid for his, her or its shares, which right we will be obliged to satisfy when we are solvent.

A dissenting shareholder must exercise the option by written notice filed with us within 30 days after we have given written notice that the payment for shares cannot be made because of the insolvency restrictions. If the dissenting shareholder fails to exercise the option, the dissenting shareholder will be deemed to have withdrawn his, her or its Demand Notice.

Certain Federal Income Tax Consequences of the Reincorporation

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive Newco’s common stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

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This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular shareholders, such as dealers in securities, or Company shareholder who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each shareholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed Reincorporation, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Code the following federal income tax consequences generally should result:

●	No gain or loss should be recognized by the shareholders of the Company upon conversion of their Common Stock into Newco’s common stock pursuant to the change of domicile;

●	The aggregate tax basis of the Newco’s common stock received by each shareholder of the Company in the change of domicile should be equal to the aggregate tax basis of Common Stock converted in exchange therefor;

●	The holding period of Newco’s common stock received by each shareholder of the Company in the change of domicile should include the period during which the shareholder held his or her common stock converted therefor, provided such common stock is held by the shareholder as a capital asset on the effective date of the change of domicile; and

●	The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

The Company has not requested a ruling from the IRS or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of the Company.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of Common Stock as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other our shareholders.

Required Vote

The affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock voting together as a single class is required to approve the Reincorporation. Proposal 2 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REINCORPORATION

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PROPOSAL 3

SUB-PROPOSALS 3A THROUGH 3E:

A PROPOSAL TO APPROVE PRINCETON CAPITAL CORPORATION’S CHARTER

AS A PART

OF THE REINCORPORATION

In connection with the Reincorporation, the Company’s shareholders are requested to consider and vote upon certain changes to the governing documents of Newco in the Reincorporation, as compared to our existing articles of incorporation and bylaws, as described in Proposal 2 above. Pursuant to this Proposal 3, you will be asked to consider, and vote to approve, certain provisions which are included in the Maryland Charter and Maryland Bylaws.

To comply with applicable “unbundling” rules of the SEC relating to proxy statements, we are presenting Sub-Proposals 3A through 3E to our shareholders as separate proposals for approval. Approval of the Sub-Proposals is not a condition to consummation of the Reincorporation. Accordingly, a vote against any of the Sub-Proposals will not count as a vote against the Reincorporation. Should we obtain approval of less than all of the Sub-Proposals, we may elect not to proceed with the Reincorporation.

Upon effectiveness of our Reincorporation in Maryland, we will cease to be governed by the FBCA and will instead be governed by the MGCL. The MGCL is viewed as containing provisions conducive to the operation of a publicly-traded BDC, but also differs in some respects from the FBCA in ways that will affect our shareholders’ rights. Please see the comparison of the material provisions of the MGCL and the FBCA above under Proposal 2. Upon effectiveness of our Reincorporation in Maryland, shareholders of the Company will become stockholders of Princeton Capital.

Background

A number of the Sub-Proposals set forth below (i) are intended to amend or remove provisions of our articles of incorporation that we believe are unnecessary for the protection of the Company or our shareholders and (ii) are intended to provide our Board of Directors certain flexibility to take actions that it believes to be in our best interest and the best interests of our shareholders. We believe that it is appropriate to vest in our Board of Directors powers sufficient to provide it with the flexibility it needs to timely and effectively direct our policies, management and growth.

If the Reincorporation is approved by the shareholders and subsequently consummated, we anticipate that Newco’s board of directors will continue to review the terms and provisions of the Maryland Charter and the Maryland Bylaws on an ongoing basis to ensure that it maintains appropriate corporate governance flexibility while simultaneously ensuring that they maintain appropriate stockholder protections. These periodic reviews could result in Newco’s board of directors making the determination that the addition of certain provisions to, deletion of certain provisions from, or the amendment of certain provisions in, the Maryland Charter or the Maryland Bylaws would be in the best interest of stockholders. Depending on the provisions that are being added, amended or deleted, stockholder approval may not be required. However, any decisions Newco’s board of directors makes with respect to an amendment of the Maryland Charter or the Maryland Bylaws are subject to express statutory duties under the MGCL, which require that each of Newco’s directors, in carrying out his or her responsibilities as a director, act (1) in good faith, (2) with a reasonable belief that his or her actions are in Newco’s best interests, and (3) with the care of an ordinarily prudent person in a like position under similar circumstances.

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Attached hereto as Annex C and D are the Maryland Charter and Maryland Bylaws, respectively. These forms assume that all of the amendments described in the Sub-Proposals below will be approved. The Company, in its capacity as the sole stockholder of Princeton Capital Corporation prior to the Reincorporation, will approve amendments to the Maryland Charter to give effect to any Sub-Proposal which is not approved.

Sub-Proposal 3A: A proposal to approve the classification of the board of directors

Section 4.1 of the Maryland Charter provides for the classification of Newco’s board of directors into three classes, designated as Class I, Class II, and Class III, with staggered three year terms of office. Presently the Company’s board of directors consists of a single class of directors, all of whom are elected at each annual meeting of shareholders.

Purpose of Creating a Staggered Board of Directors

The Company currently has a non-staggered board. By considering the benefits and drawbacks of a staggered system, in terms of benefits, we recognize that classified boards provide stability of board membership, promote a longer-term perspective for board members and enhance a company’s bargaining leverage with unsolicited bidders because of an inability by an unsolicited bidder to replace the entire board in a single election.

The staggered board of directors could have the following anti-takeover effects:

●	Encourage persons seeking to acquire control of Newco to initiate the acquisition through arm’s-length negotiations with Newco’s management and board of directors;

●	Reduce the possibility that a third party could effect a sudden or surprise change in control of the board of directors without the support of the then incumbent board of directors;

●	Discourage a third party from making a tender offer (or otherwise attempting to obtain control of Newco), even though such an attempt might benefit Newco and its stockholders; and

●	Entrench incumbent management by discouraging a proxy contest, a holder of a substantial block of Newco’s outstanding shares assuming control of Newco, or the removal of incumbent directors or the change of control of the board of directors.

At the same time, a staggered board structure would ensure that the board of directors and management, if confronted by a surprise proposal from a third party who had acquired a block of Newco’s stock, would have time to review the proposal and appropriate alternatives to the proposal and possibly to attempt to negotiate a better transaction.

In terms of drawbacks, we note that classified boards have the potential effect of eroding stockholder value by deterring acquisition proposals and/or preventing stockholders who want to negotiate with a potential acquirer from having the opportunity to do so and generally facilitate the entrenchment of the board.

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The board also notes that there was a growing trend among larger companies to elect directors on an annual basis and thus to allow stockholders to review and express their opinions on the performance of all directors each year.

In light of current market conditions, we have decided to adopt a classified board of directors. We believe that the anti-takeover implications of a staggered system would best preserve stockholder value by making it more difficult for an unsolicited takeover attempt to succeed because a possible acquirer would be unable to obtain majority control of Newco’s board of directors for a period of at least two years. Further, although we recognize that there is a growing trend among larger companies to elect directors on an annual basis, we note that Newco is small and it is easier for an unsolicited bid to be financed.

The board of directors believes that a staggered board would provide important benefits to Newco as well. A staggered board will help to assure the continuity and stability of Newco’s business strategies and policies and management of Newco’s business because a majority of the board of directors at any given time will have prior experience as directors of Newco.

Vote Required

Approval of Sub-Proposal 3A requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock voting together as a single class.

The Board unanimously recommends a vote “FOR” the approval of proposal 3A.

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Sub-Proposal 3B: A proposal to approve an increase of the authorized shares of common stock from 50,550,000 shares to 250,000,000 shares

The Company’s articles of incorporation currently authorize the issuance of up to 50,000,000 shares of Common Stock, of which 3,633,067 are outstanding, and 550,000 shares of preferred stock, of which 100,000 of Preferred Stock were issued and outstanding,

The Company does not have enough authorized but unissued shares of common stock to close the transactions with the Partnerships,

In connection with the Reincorporation, Newco’s authorized capital will be 250,000,000 shares of stock all of which are initially designated as common stock.

Purpose of Increasing Authorized Capital

The increase of the authorized capital from 50,500,000 shares of authorized stock that could be issued by the Company to 250,000,000 shares of authorized stock that can be issued by Newco will (i) permit Newco to issue additional shares of common stock to close the transactions with the Partnerships and (ii) provide Newco with an adequate amount of unissued shares to raise capital in the future.

Vote Required

Approval of Sub-Proposal 3B requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock voting together as a single class.

The board unanimously recommends a vote “FOR” the approval of proposal 3B.

SUB-PROPOSAL 3C: A PROPOSAL TO APPROVE THE REMOVAL OF THE PROVISION RELATING TO STOCKHOLDER ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT

The Company’s bylaws provide that any action that may be taken by written consent of the stockholders holding the number of votes that would be necessary to approve the action at a meeting, without a properly noticed meeting of shareholders. The Maryland Charter would prevent stockholders, unless such consent is unanimous.

Purpose of Removing Ability of Shareholders To Take Action by Less Than Unanimous Written Consent

Sub-proposal 3C would (i) ensure that all stockholders receive advance notice of any proposed major corporate action by stockholders (ii) enable us to see a record date for any stockholder voting which would reduce the possibility of disputes or confusion regarding the validity of purported stockholder action; and (iii) encourage a potential acquirer to negotiate directly with our board of directors rather than circumventing the negotiation process. In addition we believe that this amendment would prevent our stockholders from taking ill advised stockholder action, by requiring that each proposed stockholder action be discussed in an open forum, with the knowledge, advice and participation of management and the board of directors.

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We also believe that this amendment would ensure that all stockholders have an opportunity to express their views on a proposed acquisition of Newco and would promote negotiations concerning any such proposed acquisition. In addition, the elimination of the ability of shareholders to take action by less than unanimous consent may deter hostile takeover attempts because of the lengthened stockholder approval process. However, the lengthening of the stockholder approval process could discourage a potential acquirer from completing a transaction that is desirable to stockholders.

Vote Required

Approval of Sub-Proposal 3C requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock voting together as a single class.

The Board unanimously recommends a vote “FOR” the approval of proposal 3C.

SUB-PROPOSAL 3D: PROPOSAL TO APPROVE AN AMENDMENT TO INCREASE THE NUMBER OF VOTES A STOCKHOLDER MUST POSSESS TO CALL A SPECIAL MEETING

The Company’s articles of incorporation provide that a special meeting of shareholders may be called at any time at the written request of holders of 10% of the Company’s shares then outstanding and entitled to vote. The Maryland bylaws provide that a special meeting of stockholders may be called, subject to the satisfaction of certain procedural requirements, at any time at the written request of the holders entitled to cast a majority of all votes entitled to be cast at the meeting.

Purpose of Increasing the Number of Stockholders Required to Call a Special Meeting

This proposal would prevent a common tactic of bidders whereby they initiate a proxy contest in attempting hostile takeover by calling a special meeting of stockholders. However, a proxy contest may still be used in the context of an annual meeting. In addition, we believe that increasing the threshold for stockholders to call a special meeting would insure that a majority of the stockholders desire any the special meeting to be held and would allow that board of directors to negotiate any proposed acquisition prior to the proposal being submitted to stockholders for approval.

The proposed amendment could discourage efforts of a potential acquirer, even in connection with a transaction that may be desirable to stockholders, by increasing the number of stockholders required to call a special meeting, which would length any stockholder approval process.

Vote Required

Approval of sub-proposal 3D requires the affirmative vote of a majority of the outstanding shares of common stock and Series B Preferred Stock voting together as a single class.

The Board unanimously recommends a vote “FOR” the approval of proposal 3D.

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Sub-Proposal 3E: A proposal to approve the addition of the ability of the board of directors to increase or decrease the number of authorized shares and the number of shares of any class or series of the Company

Section 6.1 of Article VI of the Maryland Charter provides:

“The Board of Directors, with the approval of a majority of the entire Board of Directors, and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class or series that the Corporation has authority to issue.

Our articles of incorporation sets the authorized number of the Company’s shares and does not give the board of directors the ability to change that number. Accordingly, a change in the number of authorized shares of the Company currently requires an amendment to our articles of incorporation, which requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock voting together as a single class. We believe the board of directors should have the flexibility to adjust the number of authorized shares as it determines to be in the best interests of the Company and its stockholders from time to time.

Vote Required

Approval of Sub-Proposal 3E requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock voting together as a single class.

The board unanimously recommends a vote “FOR” the approval of Proposal 3E.

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PROPOSAL 4

ACQUISITION OF ASSETS OF CAPITAL POINT PARTNERS I AND II

THE TRANSACTION

The following is a summary of the Purchase Agreement and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is incorporated by reference and attached as Annex G to this Proxy Statement. The rights and obligations of the parties are governed by the express terms and conditions of the Purchase Agreement and not by this summary or any other information contained in this Information Statement. References to “we,” “us,” “our,” in this section refer to Newco following the Reincorporation.

Overview

On July 14, 2014, the Company entered into the Purchase Agreement pursuant to which the Company agreed, subject to shareholder approval, to issue up to 119,433,962 shares of Common Stock to the Partnerships in consideration for certain equity and debt investments owned by the Partnerships. The members of the Company’s board of directors on July 14, 2014, which at that time consisted of Bernard L. Brodkorb, Malcolm Currie, Christopher Dieterich and Charles J. Newman, including its independent directors, approved the Purchase Agreement and the transactions contemplated thereby. On December 19, 2014, the current members of the Company’s board of directors, Bernard L. Brodkorb, Stephen E. Boynton, Charles J. Newman, James Olchefski and Robert M. Terry approved the Purchase Agreement and the transactions contemplated thereby. The Purchase Agreement is now being submitted to the shareholders for approval. The Company’s obligation to issue the shares of Common Stock and the Partnerships’ obligation to sell their equity and debt investments are subject to certain closing conditions, as described below under “—Purchase Agreement.”

As a result of the Transaction, the Partnerships will be the largest shareholder of the Company, and will own an aggregate of approximately 95% of the outstanding shares of Common Stock. See “—Consequences of the Transaction – Changes in Ownership” below.

Purchase Agreement

Pursuant to the Purchase Agreement, the Company has agreed, subject to shareholder approval, to issue up to 119,433,962 shares of Common Stock and the Partnerships have agreed to sell certain equity and debt investments in a private placement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act.

Representations and Warranties; Covenants

The Purchase Agreement contains customary representations and warranties about the Company with respect to its organization, authorization of the Purchase Agreement, Reverse Stock Split and Reincorporation, capitalization, issuance and listing of the Common Stock to be issued pursuant to the Purchase Agreement, permits, licenses, and other governmental approvals, disclosure, absence of litigation, intellectual property, compliance with laws and regulations, insurance, taxes, title to real and personal property, and other matters, and customary representations and warranties by the Partnerships with respect to the equity and debt investments to be sold to the Company, to their investment purpose, access to information, acknowledgment of risk, “accredited investor” status, the authorization of the Purchase Agreement and other matters. The Purchase Agreement also contains certain covenants including an obligation of the Company to consummate the Reverse Stock Split and the Reincorporation.

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Conditions

The closing of the Transactions is subject to certain conditions, including the effectiveness of the shareholder approval of the Reverse Stock Split, the Reincorporation and the Transactions, delivery of certain certificates and opinions and other customary conditions.

We expect to file the Certificate of Amendment to effect the reverse Stock Split and to reincorporate from Florida to Maryland immediately prior to the consummation of the Transactions.

Termination

The Purchase Agreement may be terminated by the mutual written consent of the Company and each Partnership if the Closing has not occurred by February 27, 2015 (other than by any party whose failure to comply with its obligations under the Purchase Agreement caused or resulted in the failure of such Closing to occur by such time). The Purchase Agreement may also be terminated by the Partnerships at their discretion, at any time prior to February 27, 2015.

Accounting Treatment

The Transactions will be accounted for as an acquisition of the Company by CPPI in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, goodwill, if any, will be recognized as of the acquisition date, for the excess of the fair value of the consideration transferred over the fair value of identifiable net assets acquired.

Consequences of the Transaction

Changes in Ownership

As of the date of this Proxy Statement, our President and Chief Executive Officer and largest shareholder, Charles J. Newman, beneficially owns approximately 34.15% of the outstanding shares of stock. Upon closing of the Transaction, we may issue up to 119,433,962 shares of Newco’s common stock to the Partnerships which will reduce Mr. Newman’s pre-acquisition beneficial ownership to 1.5% of the outstanding shares of Newco’s common stock. Upon consummation of the Transaction, the Partnerships will own at least 95% of the outstanding shares of Newco’s common stock. As a result, Mr. Newman will cease to be the largest shareholder of the Company and the Partnerships, in the aggregate, will beneficially own 96.2% of the outstanding shares of Newco’s common stock, which would constitute a change of control of the Company.

As a result, the Partnerships may exercise control over the Company as the Partnerships will possess the power to direct our management and affairs by casting their votes to elect members of Newco’s board of directors.

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In addition, pursuant to the terms of the Purchase Agreement, the Company will have a reconstituted board of directors following the closing of the Transactions. Following the closing of the Transactions, it is anticipated that designees of the Partnerships will constitute the majority of the members of Newco’s board of directors. Currently, the Board consists of Bernard L. Brodkorb, Charles J. Newman, Robert M. Terry, James Olchefski and Stephen E. Boynton. It is anticipated that each of these individuals will resign as directors in connection with the closing of the Transactions. Immediately following the closing of the Transactions, the Reincorporation and entry into the Advisory Agreement the business and affairs of Newco will be managed as described below. Information regarding the individuals who will be members of Newco’s board of directors is described below.

Newco’s Board of Directors and Its Leadership Structure

Newco’s business and affairs will be managed under the direction of its board of directors. The board of directors will consist of five directors, three of whom are not “interested persons” of Princeton Advisors, or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as the “independent directors.” The board of directors will elect Newco’s officers, who will serve at the discretion of Newco’s board of directors. The responsibilities of the board of directors include quarterly valuation of Newco’s assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of Newco’s investment activities extends to oversight of the risk management processes employed by Princeton Advisors as part of its day-to-day management of Newco’s investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board of directors meetings throughout the year, consulting with appropriate representatives of Princeton Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with Newco’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Newco’s board of directors will establish an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Alfred Jackson will serve as Chairman of Newco’s board of directors and a member of Princeton Advisors’ investment committee. Munish Sood will also be a member of Princeton Advisors’ investment committee and a member of Newco’s board of directors. We believe Mr. Jackson’s history with the Partnerships, familiarity with their investment platform, and extensive knowledge of and experience in the financial services industry qualify him to serve as Chairman of Newco’s board of directors.

Newco’s board of directors will not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board of directors, but believe these potential conflicts will be offset by strong corporate governance practices adopted by Newco. Newco’s corporate governance practices will include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee and a nominating and corporate governance committee, each of which will be comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors will meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

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It is believed that this leadership structure is appropriate in light of Newco’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, it is believed that the relationship of Messrs. Jackson and Sood with Princeton Advisors will provide an effective bridge between the board of directors and management, and encourages an open dialogue between management and Newco’s board of directors, ensuring that these groups act with a common purpose. It is also believed that its small size will create a highly efficient governance structure that provides ample opportunity for direct communication and interaction between Newco’s management, Princeton Advisors and Newco’s board of directors.

Board of Directors

Newco’s board of directors will be divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of shareholders to be held in 2015, 2016 and 2017, respectively, and, in each case, when their respective successors are duly elected and qualify. Upon expiration of their terms, successor directors of each class will be elected to hold office for terms expiring at the annual meeting of stockholders held in the third year following the year of their election and when their respective successors are duly elected and qualify, and each year one class of directors will be elected by our stockholders.

Information regarding Newco’s board of directors is as follows:

Name	Age	Position	Term Expires
Interested Directors
Munish Sood	41	Chief Executive Officer, President and Director	2016
Alfred Jackson	58	Chairman and Director	2015
Independent Directors
Thomas Jones Jr.	59	Director	2017
Trennis L. Jones	63	Director	2015
Jesse McRae	46	Director	2016

The address for each of our directors is c/o Princeton Corporation, One Riverway, Suite 2020, Houston, Texas 77056.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Gregory J. Cannella	39	Chief Financial Officer, Treasurer and Secretary
Joy Sheehan	47	Chief Compliance Officer

The address for each of our executive officers is c/o Princeton Corporation, One Riverway, Suite 2020, Houston, Texas 77056.

Biographical Information

The board of directors of directors will consider whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors will also consider whether each director has significant experience in the investment or financial services industries and has held management, board of directors or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups, independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

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Independent Directors

Thomas Jones Jr., 59, is a founder of and partner in McConnell Jones Lanier & Murphy LLP ("MJLM"), an accounting and consulting firm based in Houston, Texas, where he supervises a staff of approximately 200 professional and administrative support staff. Mr. Jones has over 35 years of experience in accounting, tax, treasury management, banking, and investment management services. He is also the sole manager of each of TKNET, LLC and Huntjon LLC, two real estate development companies. Mr. Jones serves on the board of directors of Spirit of Texas Bank, where he is a member of the senior loan committee and the compensation committee and serves as chairman of the bank's audit committee. He was a founding board member of Royal Oaks Bank where he also serves on the senior loan committee and chairman of its audit committee. Prior to founding MJLM, Mr. Jones served as manager of the treasury management division of Chase Bank of Texas where he developed and marketed treasury and risk strategies and products to Fortune 500 and mid-sized companies. Mr. Jones holds both a Series 24 and Series 7 securities license through Homer Townsend and Kent, Inc., a registered investment advisory firm and broker/dealer and wholly-owned subsidiary of Penn Mutual Insurance Company. He is a past president of Dominion Community Development Corporation and a current board member of Florida A&M University Foundation, Inc. and the Greater Houston Convention and Visitors Bureau. Mr. Jones received his B.S. in Accounting from Florida A&M University.

Trennis L. Jones, 63, has over 16 years of executive experience, including 8 years in key positions at companies in the financial services industry. From February 1999 to January 2002 Mr. Jones was a principal with Barclays Global Investors. From February 2002 to February 2007 he was with VALIC, formerly AIG Valic, where he was Senior Vice President/National Managing Director for the Higher Education of VALIC. Since March 2007 Mr. Jones has been Chief Administrative Officer and Chief Compliance Officer of Seton Family of Hospitals where he is responsible for risk management and corporate compliance amongst other areas. Mr. Jones was also on the Seton Board of Trustees from August 1998 until assuming his current position. Mr. Jones holds a B.S. in Government from Lamar University and a Masters in Business Administration from the University of Texas.

Jesse McRae, 46, has over 16 years of capital markets and investment advisory experience. From 1994 to 2001, Mr. McRae served as a general securities representative and principal with Walton Johnson & Company, a Dallas-based investment banking boutique specializing in taxable and tax-exempt debt underwriting and niche corporate finance transactions. From 2001 to 2004, Mr. McRae served as general securities principal with Gray Capital Partners. Mr. McRae is also experienced as a registered investment advisor, from 2004 to 2007, Mr. McRae served as a managing director with Hester Capital Management, an Austin-based traditional asset management firm. As such, he was involved in promoting the firm’s growth equity and fixed income products to large institutions and pension funds. Additionally, from 2008 to 2012, Mr. McRae served as a managing director with Capital Point Partners, a Houston-based alternative asset management firm. Mr. McRae holds a B.S. in Accounting from the University of Arkansas at Pine Bluff.

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Interested Directors

Munish Sood, 41, will serve as Newco’s Chief Executive Officer. He is also a partner of Princeton Advisors and is responsible for sourcing, analyzing, structuring, and closing new investment opportunities as well as managing portfolio investments. Mr. Sood is founder and Chief Investment Officer of Princeton Advisory Group, Inc. since November 2002. Mr. Sood is a founder and Chairman of First Choice Bank, since 2007. Mr. Sood is also founder of Cross Point Capital, LLC, a registered broker dealer in the U.S. which specializes in trading securities and raising capital for institutional clients. Prior to forming Princeton Advisory Group, Inc., Mr. Sood co-founded BoTree Investments, LLC, in 2001 where he was the Chief Investment Officer. Mr. Sood was responsible for managing and investing in structured products and overseeing all investment activity in Botree Asset Management, LLC. Prior to Botree, Mr. Sood was the Senior Portfolio Manager at Global Value Investors, Inc. from January 1999 to April 2001. Prior to Global Value Investors, Inc., Mr. Sood was a Senior Analyst/Trader at Penn Capital Management, Inc. From 1996 to 1998 he was an associate at Bankers Trust focusing on fixed income arbitrage. He holds a Chartered Financial Analyst designation and is a member of the Investment Analyst Society of New York and the CFA Institute. Mr. Sood received a Bachelor of Science in Finance & Accounting from Rider University.

There are no family relationships between Mr. Sood and any of our executive officers or directors.

Alfred Jackson, 58, will serve as the Chairman of our board of directors. Mr. Jackson is also a partner of Princeton Advisors and is responsible for sourcing investment opportunities, investor relations, capital raising and overall firm strategy. Prior to founding Capital Point, Mr. Jackson had over 22 years of investment experience with institutional asset management firms. Mr. Jackson is the founder of the Inroads Group Ltd., an investment firm that includes several asset classes and is the majority owner of the CPP group. He also spent 17 years as a principal with Davis Hamilton Jackson and Associates (“DHJA”), an institutional asset management firm with $4 billion under management, investing in public debt and equity securities. Prior to DHJA, Mr. Jackson was Vice President of the Institutional Fixed Income Division of Capital Municipal Securities. Mr. Jackson is a past or current Board of Directors Member of the University of Texas Exes Investment Committee, Houston Children’s Museum, and is currently President of the Bakari Scholarship Fund. He is also a former Board of Directors Member of the University of Texas Health Science Center and a Trustee of the Houston Municipal Pension System. Mr. Jackson received his B.A. from The University of Texas at Austin.

Executive Officers Who Are Not Directors

Gregory J. Cannella, 39, will serve as our Chief Financial Officer, Treasurer and Secretary. Mr. Cannella is responsible for financial reporting, investor communications, financial modeling and due diligence and analysis of acquisitions and dispositions. Prior to working at Capital Point Partners, Mr. Cannella was an Asset Manager at First Commonwealth Holdings Corp., a wealth management firm in Houston, Texas where he was responsible for managing various commercial and multi-family residential real estate investment funds as well as oversight of all accounting functions and reporting for the funds. Mr. Cannella received a B.B.A. in Management from Stephen F. Austin State University and an M.B.A. with honors in Accounting and Finance from the University of Houston. He is a Certified Public Accountant in the State of Texas.

Joy Sheehan, 47, will serve as our Chief Compliance Officer. Ms. Sheehan is Vice President and Chief Compliance Officer at Princeton Advisory Group, Inc. As the firm’s Chief Compliance Officer, she heads the compliance and legal function across the firm’s hedge fund, structured product and credit business. Mr. Sheehan’s responsibilities also include oversight of the Operations department. Prior to joining Princeton in August 2003, Ms. Sheehan was a senior associate at Penn Capital Management, an investment advisory firm that managed CBOs and high yield bonds. With over twenty years’ experience in the investment industry, Ms. Sheehan has worked within the back office, mid and front office as well as compliance and client service departments.

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Audit Committee

The members of the audit committee are Messrs. Jones, Jones and McRae, each of whom meets the independence standards established by the SEC and the NASDAQ for audit committees and is independent for purposes of the 1940 Act. Mr. Thomas Jones serves as chairman of the audit committee. Our board of directors has determined that Mr. Thomas Jones is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee will be Messrs. Jones, Jones and McRae, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations, Mr. Trennis Jones will serve as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our shareholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

The nominating and corporate governance committee will consider qualified director nominees recommended by a stockholder when such recommendations are submitted in accordance with policies and procedures adopted by the nominating and corporate governance committee. In addition to recommending a director nominee for consideration by the nominating and corporate governance committee, stockholders may nominate a person for election as a director by complying with the advance notice provisions of the Maryland Bylaws. See "Differences Between the Corporation Laws of Maryland and Florida and the Charter and Bylaws of the Company and Newco - Advance Notice of Shareholder Nominations for a discussion of the advance notice provisions of the Maryland Bylaws.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board of directors’ annual self-assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board of directors maintains satisfactory policies regarding membership selection.

Executive Officer Compensation

None of our executive officers will receive direct compensation from Newco. The compensation of the principals and other investment professionals of Princeton Advisors will be paid by Princeton Advisors. Compensation paid to our chief executive officer, chief financial officer, chief compliance officer and other support personnel will be set by our administrator, PCC Administrator, and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

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Compensation of Directors

We intend to pay our independent directors an annual fee of $30,000. They will also receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular or special board of directors meeting. They will also receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee and the nominating and corporate governance committee will receive an annual fee of $3,500 and $3,500, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in shares of Newco’s common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Portfolio Management

Each investment opportunity will require the unanimous approval of Princeton Advisors’ investment committee, which is comprised of Messrs. Jackson, Smith and Sood. Follow-on investments in existing portfolio companies will require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee will be overseen by members of the investment team.

The members of our investment committee receive compensation by Princeton Advisors that may include an annual base salary, an annual individual performance bonus and a portion of the incentive fee or carried interest earned in connection with their services.

Messrs. Jackson, Smith and Sood have a direct ownership and financial interest in, and may receive compensation and/or profit distributions from, Princeton Advisors. None of Messrs. Jackson, Smith and Sood will receive any direct compensation from us. See “Certain Relationships and Related Party Transactions.”

The table below shows the dollar range of shares of Newco’s common stock that will be beneficially owned by each of our investment advisor’s portfolio managers and key principals immediately after closing the Transactions.

Name of Portfolio Manager/Key Principal	Dollar Range of Equity Securities in Princeton Capital Corporation(1)(2)(3)

Alfred Jackson	100,001 to 500,000
Keith W. Smith	1 to 10,000
Munish Sood	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned is based on a stock price of $[ ] per share.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

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Investment Committee

The investment committee of Princeton Advisors will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by Princeton Advisors on our behalf. In addition, the investment committee will review and determine by unanimous vote whether to make prospective investments identified by Princeton Advisors and monitor the performance of our investment portfolio. Princeton Advisors’ investment committee consists of Messrs. Jackson, Smith and Sood. Princeton Advisors may increase the size of its investment committee from time to time.

Information regarding Mr. Smith, member of Princeton Advisors’ investment committee, who will not be members of Newco’s board of directors or an executive officer, is as follows:

Keith W. Smith is a managing partner of Capital Point Investment Advisors and is responsible for sourcing, analyzing, structuring, and closing new investment opportunities as well as managing portfolio investments. Prior to joining the CPP group, Mr. Smith worked for Rabobank International (“RI”), where he was a Vice President on the Structured Products team. Mr. Smith played a key role in originating new client transactions as well as managing a book of existing bank clients. Prior to RI, Mr. Smith was an Associate Director in the Structured Finance Group of Standard & Poor’s where he analyzed and rated transactions across a broad spectrum of asset types. In addition to his credit markets background, Mr. Smith also has over 6 years legal experience as an attorney in both the public and private sectors. Mr. Smith received a B.A. in Economics from The University of Texas at Austin; a J.D. from Southern Methodist University; and an M.B.A. from The Olin School of Business at Washington University in St. Louis. Mr. Smith is a past Board of Directors Member of the University of Texas Exes Investment Committee, not-for-profit homeless assistance organization, SEARCH, and currently sits on the board of numerous portfolio companies.

Interests of Certain Persons in the Proposal

Certain of the Company’s officers and directors have an interest in this proposal as a result of their ownership of shares of Common Stock as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However we do not believe that the Company’s officers or directors have interests in this proposal that are different from or greater than those of any other our shareholders.

Required Vote

The affirmative vote of (1) a majority of the outstanding shares of common stock and Preferred Stock, voting together as a class, entitled to vote at the Special Meeting and (2) a majority of the outstanding shares of common stock and Preferred Stock, voting together as a class, entitled to vote at the Special Meeting that are not held by affiliated persons of us, which includes our officers, directors, employees and 5% shareholders is required to approve this proposal. Because we have elected to be regulated as a BDC under the 1940 Act, the definition of “a majority of the outstanding shares” as defined under the 1940 Act must be used for purposes of this proposal. The 1940 Act defines “a majority of the outstanding shares” as (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (2) 50% of the outstanding voting securities of the company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE TRANSACTION

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UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The pro forma consolidated financial information includes: (a) the unaudited pro forma balance sheets at September 30, 2014, (b) the unaudited pro forma statement of operations for the nine months ended September 30, 2014 and (c) the unaudited pro forma statement of operations for the year ended December 31, 2013 with related explanatory notes (together the “Unaudited Pro Forma Consolidated Financial Information”) and has been prepared to represent the pro forma effects of the Transactions. The Unaudited Pro Forma Consolidated Financial Information is presented for informational purposes only, includes assumptions and adjustments and is not necessarily indicative of the results of future operations or the actual results of operations that would have occurred had the Transactions been consummated as of the dates indicated above.

UNAUDITED PRO FORMA BALANCE SHEET

	As of September 30, 2014 (Unaudited)
ASSETS	Actual	As Adjusted for Transactions
Investments:
Control Investments at fair value (cost of $0 and $19,383,260, respectively)	$-	$19,383,260
Affiliate Investments at fair value (cost of $0 and $6,433,953, respectively)	-	6,433,953
Non-Control/Non-Affiliate Investments at fair value (cost of $56,349 and $27,796,678, respectively)	803,413	28,543,742
Non-Control/Non-Affiliate Investments at fair value pledged to secure note payable - officer	-	-

Total Investments	803,413	54,360,955

Cash and cash equivalents	61,911	61,911

Total Assets	$865,324	$54,422,866
LIABILITIES and NET ASSETS

Accounts payable and accrued liabilities	$3,902	$3,902
Accounts payable - related party	12,690	12,690
Note payable - officer	-	-
Accrued interest - notes payable - officer	-	-
Dividends payable	600	600

Total Liabilities	17,192	17,192
NET ASSETS

Preferred stock, no par value (See Note 3)
Series A - Authorized 50,000 shares, none issued or outstanding	-	-

Series B - Authorized 500,000 shares, 100,000 issued and outstanding at September 30, 2014	500	-

Common Stock, par value $0.001,
Class A - 50,000,000 shares authorized; 3,633,067 shares issued and outstanding at September 30, 2014 (Note 4,5)	3,633	106,759

Additional paid-in capital	8,373,060	61,827,976
Losses and distributions in excess of earnings	(8,276,125)	(8,276,125)
Cumulative Unrealized appreciation on investments	747,064	747,064

Total net assets	848,132	54,405,674

TOTAL LIABILITIES AND NET ASSETS	$865,324	$54,422,866

Net asset value per outstanding share of common stock	$0.233	$0.510

Note 1: “Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Regal One Corporation if Regal One Corporation owns more than 25% of the voting securities of such company

Note 2: “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the Investment Company Act of 1940, which are not “Control Investments.” A company is deemed to be an “Affiliate” of Regal One Corporation if Regal One Corporation owns 5% of more, but less than 25%, of the voting securities of such company

Note 3: All Preferred stock will be converted into 3,183,467 shares of Common Shares

Note 4: The 3,633,067 Class A shares will be split 1:2 resulting in 1,816,534 Class A Common Shares prior to the conversion of the Preferred Stock referenced in Note 3 above and 5,000,000 Class A Common Shares after taking into effect the aforementioned reverse split and preferred share conversion.

Note 5: In addition to the 5,000,000 Class A Common Shares resulting from the reverse split (See Note 4) and the preferred share conversion (See Note 3), Regal One Corporation will issue an additional 101,759,330 shares in exchange for $53,557,542 in assets as set forth in Schedule A to this information statement.

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UNAUDITED PRO FORMA INCOME STATEMENT

	Nine Months Ended September 30, 2014 (Unaudited)
	Actual		As Adjusted for Transactions

Investment Income:	$-		$4,193,605

Operating Expenses:
Management fees	-		791,784
Professional Services	64,730		417,397
Accounting fees - related party	52,225		52,225
Consulting fees	75,000		75,000
Legal Settlement	-		525,000
Interest expense	250		16,415
Other selling, general and administrative expenses	17,771		33,308

Total operating expenses	209,976		1,911,129

Net investment gain (loss) before tax	(209,976)		2,282,476

Income tax benefit	981		981

Net investment gain (loss) after taxes	(208,995)		2,283,457

Realized and unrealized gain (loss) on investments:

Net realized gain on portfolio investments	349,657		359,177
Net change in unrealized appreciation (depreciation) on portfolio investments	(229,822)		(229,822)
Net unrealized appreciation (depreciation) in warrant investment	(88,200)		(88,200)

Net realized and unrealized gain (loss) on investments	31,635		41,155

Net increase (decrease) in net assets resulting from operations	$(177,360)		$2,324,612

Per share information:
Weighted average common shares outstanding
Basic	3,633,067		106,759,330
Diluted (1)	13,633,067	(1)	106,759,330

Net increase (decrease) in net assets resulting from operations per share:
Basic	$(0.049)		$0.022
Diluted (1)	(0.013	)(1)	0.022

(1)	Series B Preferred Shares convertible at 100 for 1 are not included in diluted calculation for the nine month periods ended September 30, 2014 loss due to it being anti-dilutive.

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UNAUDITED PRO FORMA INCOME STATEMENT

	Year Ended December 31, 2013 (Unaudited)
		As Adjusted for
	Actual	Transactions

Investment Income:	$-	$8,673,952

Operating Expenses:
Management fees	-	1,258,216
Professional Services	22,400	695,677
Accounting fees - related party	56,400	56,400
Consulting fees	-	-
Bad debt Expense	-	527,141
Interest expense	2,736	7,689
Other selling, general and administrative expenses	30,255	42,878

Total operating expenses	111,791	2,588,001

Net investment gain (loss) before tax	(111,791)	6,085,951

Income tax benefit	-	-

Net investment gain (loss) after taxes	(111,791)	6,085,951

Realized and unrealized gain (loss) on investments:

Net realized gain on portfolio investments	115,054	213,419
Net change in unrealized appreciation (depreciation) on portfolio investments	310,528	(13,614,213)
Net unrealized appreciation in warrant investment	394,200	394,200

Net realized and unrealized gain (loss) on investments	819,782	(13,006,594)

Net increase (decrease) in net assets resulting from operations	$707,991	$(6,920,643)

Per share information:
Weighted average common shares outstanding
Basic	3,633,067	106,759,330
Diluted	13,633,067 (1)	106,759,330

Net increase (decrease) in net assets resulting from operations per share:
Basic	$0.195	$(0.065)
Diluted	0.052	(0.065)

(1) Includes Series B Preferred Shares convertible at 100 for 1.

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DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

Following the closing of the Transactions, we intend to operate as an externally managed business development company under the 1940 Act. As a business development company, we will be required to comply with certain regulatory requirements. For instance, we will generally have to invest at least 70% of our total assets in “qualifying assets,” including “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. In addition, we will be subject to borrowing restrictions such that, with certain limited exceptions, our asset coverage, as defined in the 1940 Act, will be required to equal at least 200% after each borrowing. The amount of leverage that we employ will depend on Princeton Advisors’ and Newco’s board of directors’ assessment of market and other factors at the time of any proposed borrowing.

Upon closing of the Transactions, Newco’s portfolio will include approximately 18.2% first lien debt, 54.6% second lien debt, 8.2% Preferred Equity, and 19.1% Common Equity. As of September 30, 2014, the weighted average yield of the portfolio at its face value was 9.1%, of which approximately 8.2% is current cash interest. The face value of a loan refers to the principal of the loan. The weighted average yield was computed using the effective interest rates for all debt investments within the initial portfolio, including accretion of original issue discount. Also as of September 30, 2014, the weighted average remaining term of the debt investments in the initial portfolio was approximately 3 years, with remaining terms ranging from approximately 2 to 4 years. We do not believe that there are any material differences in the underwriting standards that were used to originate this portfolio and the underwriting standards that we expect to implement going forward.

Revenues. We plan to generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. We expect our debt investments to typically have a term of five to seven years and bear interest at a fixed or floating rate. We expect the average investment holding period to be between three and five years, depending upon portfolio company objectives and conditions in the capital markets. In some instances, we may receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we may receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. Our portfolio activity is also expected to reflect the proceeds of sales of securities. In some cases, our investments may provide for deferred interest payments or PIK interest. The principal amount of loans and debt securities and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. When we receive principal payments on a loan or debt security in an amount that exceeds its carrying value, we will also record the excess principal payment as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses. Newco’s primary operating expenses will include the payment of fees to Princeton Advisors under the Advisory Agreement, our allocable portion of overhead expenses under the administration agreement and other operating costs described below. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including:

●	the cost of calculating our net asset value, including the cost of any third-party independent valuation firm;

●	the cost of effecting sales and repurchases of shares of Newco’s common stock and other securities;

●	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

●	transfer agent, dividend agent and custodial fees and expenses;

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●	out-of-pocket fees and expenses associated with marketing efforts;

●	U.S. federal and state registration fees;

●	all costs of registration and listing our stock on any stock exchange;

●	U.S. federal, state and local taxes;

●	independent directors’ fees and expenses;

●	brokerage commissions;

●	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

●	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

●	proxy voting expenses;

●	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

●	other expenses incurred by Princeton Advisors or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion (subject to the review of our board of directors) of overhead.

Financial condition, liquidity and capital resources. We expect to generate cash primarily from future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and issuances of senior securities.

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of Newco’s common stock, and the payment of operating expenses. Immediately after closing of the Transactions, we expect to have cash and liquid money market fund resources of approximately $10,000,000 to $11,000,000.

Other Contractual Obligations

We will enter into the Advisory Agreement with Princeton Advisors in connection with closing the Transactions, subject to shareholder approval. See “Proposal 6 – Approval of Advisory Agreement with Princeton Investment Advisors”. Under the Advisory Agreement, Princeton Advisors will provide us with investment advisory and management services. We will pay for these services (a) a base management fee equal to a percentage of our gross assets and (b) an incentive fee based on our performance. See “Approval of Advisory Agreement.”

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We will also enter into the administration agreement with PCC Administrator, LLC as our administrator upon the closing of the Transactions. Under the administration agreement, PCC Administrator, LLC has agreed to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. We will reimburse PCC Administrator, LLC for the allocable portion (subject to the review of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. We will pay the fees associated with this and other outsourced arrangements on a direct basis without incremental benefit to our administrator. Shareholder approval is not required to amend the administration agreement. See “Management Agreements — Administration Agreement.”

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our investment advisory agreement and our administration agreement. Any new investment advisory agreement would also be subject to approval by our shareholders.

Distributions

In order to qualify as a regulated investment company (“RIC”) and to avoid U.S. federal corporate level income tax on the income we distribute to Newco’s shareholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12 month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U. S. federal income tax to avoid a U.S. federal excise tax. We intend to make quarterly distributions to Newco’s stockholders beginning with our first full quarter after closing of the Transactions. The form, amount and timing of our distributions, if any, will be determined by Newco’s board of directors.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure shareholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to Newco’s stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to Newco’s stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

Newco will adopt an “opt out” dividend reinvestment plan for stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of Newco’s common stock unless a stockholder specifically “opts out” of the dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of Newco’s common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in the dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

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Valuation of Portfolio Investments

As a business development company, we will generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Under procedures established by Newco’s board of directors, we intend to value investments for which market quotations are readily available at such market quotations. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by Newco’s board of directors. Such determination of fair values may involve subjective judgments and estimates, although we will also engage one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least quarterly. Investments purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, Newco’s board of directors, together with our independent valuation firm, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Newco’s board of directors will use the pricing indicated by the external event to corroborate and/or assist us in its valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value most of our portfolio investments at fair value as determined in good faith by Newco’s board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, Newco’s board of directors will undertake a multi-step valuation process each quarter, as described below:

●	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by an independent valuation firm;

●	Preliminary valuation conclusions will then be documented and discussed with Newco’s senior management and Princeton Advisors;

●	The audit committee of Newco’s board of directors will then review these preliminary valuations; and

●	Newco’s board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of Princeton Advisors, the independent valuation firm and the audit committee.

For more information, see “Determination of Net Asset Value.”

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Revenue Recognition

We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium will be capitalized, and we will then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination will be recorded as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on the ex-dividend date.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to shareholders in the form of dividends, even if we have not collected any cash.

●	accessing the extensive origination channels that have been developed and established by the Princeton Advisors’ investment team that include long-standing relationships with private equity firms, commercial banks, investment banks and other financial services firms;

●	investing in what we believe to be companies with strong business fundamentals, generally within our core small and lower middle-market company focus;

●	focusing on a variety of industry sectors, including business services, energy, general industrial, government services, healthcare, software and specialty finance;

●	directly originating transactions rather than participating in broadly syndicated financings;

●	applying the disciplined underwriting standards that the Princeton Advisors’ investment team has developed over their extensive investing careers; and

●	capitalizing upon the experience and resources of the Princeton Advisors’ investment team to monitor our investments

Portfolio Composition

We expect that our investments will generally range in size from $3 million to $12 million. We may also selectively invest in larger positions, and we generally expect that the size of our larger positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce our outstanding indebtedness, if any, or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile.

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Princeton Advisors

Following the closing of the Transactions, Princeton Advisors will manage our investment activities and be responsible for analyzing investment opportunities, conducting research and performing due diligence on potential investments, negotiating and structuring our investments, originating prospective investments and monitoring our investments and portfolio companies on an ongoing basis. Princeton Advisors is a newly formed investment advisory firm led by certain senior investment professionals of the Partnerships. The senior investment professionals of Princeton Advisors have an average of over twenty years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies during their investing career. The Princeton Advisors’ investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles.

Princeton Advisors is headquartered in Houston, Texas, with offices in Kingston, New Jersey.

Investment Strategy

The Princeton Advisors investment team will employ an opportunistic and flexible investing approach, combined with strong risk management processes, which we believe will yield a highly diversified portfolio across companies, industries, and investment types. We will seek direct origination opportunities of first lien, second lien, unitranche and mezzanine debt financing, often times with modest corresponding equity investments, in small and lower middle-market companies. We believe that businesses in this size range often have limited access to public financial markets, and will benefit from Princeton Advisors’ reliable lending partnership. Many financing providers have chosen to focus on large corporate clients and managing capital markets transactions rather than lending to middle-market businesses. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing borrowers to reduce leverage. We also believe hedge funds and collateralized debt obligation/collateralized loan obligation managers are less likely to pursue investment opportunities in our target market as a result of reduced liquidity for new investments.

With an average of over twenty years of investing, corporate finance, restructuring, consulting and accounting experience, the senior investment team of Princeton Advisors has demonstrated investment expertise throughout the balance sheet and in a variety of situations, including financial sponsor buyouts, growth capital, debt refinancing, balance sheet recapitalization, rescue financing, distressed opportunities, and acquisition financing. Our investment philosophy will emphasize capital preservation through superior credit selection and risk mitigation. We expect our targeted portfolio to provide downside protection through conservative cash flow and asset coverage requirements, priority in the capital structure and information requirements. We also anticipate benefiting from equity participation through warrants and other equity instruments structured as part of our investments. This flexible approach enables Princeton Advisors to respond to market conditions and offer customized lending solutions.

Princeton Advisors will invest across a wide range of industries with deep expertise in select verticals including, but not limited to, business services, energy, general industrial, government services, healthcare software and specialty finance. We will seek to maintain a diversified portfolio of investments as a method to manage risk and capitalize on specific sector trends. Our objective is to act as the lead or largest investor in transactions, generally investing between $3.0 million and $12.0 million per transaction. We expect the average investment holding period to be between three and five years, depending upon portfolio company objectives and conditions in the capital markets.

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We expect to focus on small and lower middle-market companies with less than $25.0 million of EBITDA in a variety of industry sectors with positive long-term dynamics and dependable cash flows. We will seek businesses with management teams with demonstrated track records and economic incentives in strong franchises and sustainable competitive advantages with dependable and predictable cash flows.

We intend to employ leverage prudently and within the limitations of the applicable laws and regulations for business development companies. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage.

Transaction Sourcing

As access to investment opportunities is highly relationship driven, the senior investment team and other investment professionals of Princeton Advisors spend considerable time developing and maintaining contacts with key deal sources, including private equity firms, investment banks, and senior lenders. The senior investment team and other investment professionals of Princeton Advisors have been actively investing in the middle-market sector for the past decade and have focused on extensive calling and marketing efforts via speaking engagements, sponsorships, industry events, and referrals to broaden their relationship network. Existing relationships are constantly cultivated through transactional work and other personal contacts.

In addition to financial sponsors, Princeton Advisors has developed a network of other deal sources, including:

●	management teams and entrepreneurs;

●	portfolio companies of private equity firms;

●	other investment firms that have strategies similar to Princeton Advisors and are seeking co-investors;

●	placement agents and investment banks representing financial sponsors and issuers;

●	corporate operating advisors and other financial advisors; and

●	consultants, attorneys, and other service providers to small and lower middle-market companies and financial sponsors.

We believe that Princeton Advisors’ broad network of deal origination contacts will afford us with a continuous source of investment opportunities.

These origination relationships provide access not only to potential investment opportunities but also to market intelligence on trends across the credit markets. Princeton Advisors has completed several financing transactions with funded and fundless equity sponsors. In some cases, affiliates of Princeton Advisors have completed multiple financing transactions with those equity sponsors.

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We believe that over the past decade, the senior investment team and other investment professionals of Princeton Advisors have built a reputation as a thoughtful and disciplined provider of capital to small and lower middle-market companies and a preferred financing source for private equity sponsors and management teams. We believe these factors give Princeton Advisors a competitive advantage in sourcing investment opportunities, which will be put to use for our benefit.

Investment Structuring

Princeton Advisors believes that each investment has unique characteristics that must be considered, understood and analyzed. Princeton Advisors structures investment terms based on the business, credit profile, the outlook for the industry in which a potential portfolio company operates, the competitive landscape, the products or services which the company sells and the management team and ownership of the company, among other factors. Princeton Advisors will rely upon the analysis conducted and information gathered through the investment process to evaluate the appropriate structure for our investments.

Following closing of the Transactions, we intend to invest primarily in the debt securities of small and lower middle-market companies. Our investments will typically carry a high level of cash pay interest and may incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK interest and some form of equity participation, including preferred stock, common stock, warrants and other forms of equity participation. We expect that a typical debt investment in which we invest will have a maturity of between five and seven years. We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Princeton Advisors negotiates covenants in connection with debt investments that provide protection for us but allow appropriate flexibility for the portfolio company. Such covenants may include affirmative and negative covenants, default penalties, lien protection and change of control provisions. Princeton Advisors will require comprehensive information rights including access to management, financial statements and budgets and, in some cases, membership on the board of directors or board of directors observation rights. Additionally, Princeton Advisors will generally require financial covenants and terms that restrict an issuers use of leverage and limitations on asset sales and capital expenditures.

Secured Debt

Secured debt, including first lien, second lien and unitranche financing, will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such loans.

First Lien Debt. First lien debt will be structured with first-priority liens on the assets of the borrower that will serve as collateral in support of the repayment of such loans. First lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date this Information Statement was mailed to shareholders, we expect that the interest rate on senior secured loans will range between 5% and 8% over applicable LIBOR.

Second Lien Debt. Second lien debt will be structured as junior, secured loans, with second priority liens on an issuer’s assets. These loans typically provide for moderate loan amortization in the initial years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date this Information Statement was mailed to shareholders, we expect that the interest rate on second lien loans will generally range between 8% and 12% over applicable LIBOR.

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Unitranche Debt. Unitranche debt typically will be structured as first lien loans with certain risk characteristics of mezzanine debt. Unitranche debt typically provides for moderate loan amortization in the initial years of the debt, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, we will be the sole lender, or we together with our affiliates will be the sole lender, of unitranche debt, which can provide us with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. Under market conditions as of the date this Information Statement was mailed to shareholders, we expect that the interest rate on unitranche debt will range between 8% and 12% over applicable LIBOR.

Mezzanine Debt

Mezzanine debt, including senior unsecured and subordinated loans, will not be secured by any collateral and will be effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness), including pursuant to one or more intercreditor agreements that we enter into with holders of a borrower’s senior debt.

Senior Unsecured Loans. Senior unsecured loans will be structured as loans that rank senior in right of payment to any of the borrower’s unsecured indebtedness that is contractually subordinated to such loans. These loans generally provide for fixed interest rates and amortize evenly over the term of the loan. Senior unsecured loans are generally less volatile than subordinated loans due to their priority to creditors over subordinated loans. Under market conditions as of the date this Information Statement was mailed to shareholders, we expect the interest rate on senior unsecured loans will generally range between 10% and 14%.

Subordinated Loans. Subordinated loans will be structured as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated loans are generally more volatile than secured loans and may involve a greater risk of loss of principal. Subordinated loans often include a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. Under market conditions as of the date this Information Statement was mailed to shareholders, we expect the interest rate on subordinated loans will generally range between 11% and 17%.

Equity Securities

In connection with some of our debt investments, we will also invest in preferred or common stock or receive nominally priced warrants or options to buy an equity interest in the portfolio company. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such equity investments and warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

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Investment Process

Through the resources of Princeton Advisors, we will have access to significant research resources, experienced investment professionals, internal information systems and a credit analysis framework and investment process. Princeton Advisors has designed a highly involved and interactive investment management process, which is the core of its culture and the basis for what we believe is a strong track record of investment returns. The investment process seeks to select only those investments which it believes have the most attractive risk/reward characteristics. The process involves several levels of review and is coordinated in an effort to identify risks in potential investments. Princeton Advisors will apply its expertise to screen many of our investment opportunities as described below. This rigorous process combined with our broad origination capabilities have allowed the Princeton Advisors team to be prudent in selecting opportunities in which to make an investment. From 2006 through 2013, the Princeton Advisors’ team reviewed over 750 transactions, which resulted in 13 investments, or approximately 1.7% of total investments reviewed.

All potential investment opportunities undergo an initial informal review by Princeton Advisors’ investment professionals. Each potential investment opportunity that an investment professional determines merits investment consideration will be presented and evaluated at a weekly meeting in which Princeton Advisors’ investment professionals discuss the merits and risks of a potential investment opportunity as well as the due diligence process and the pricing and structure. If Princeton Advisors’ investment professionals believe an investment opportunity merits further review, the deal team will prepare and present to the investment committee for initial review a prescreen memorandum that generally describes the potential transaction and includes a description of the risks, due diligence process and proposed structure and pricing for the proposed investment opportunity.

Prior to making an investment, Princeton Advisors will conduct rigorous diligence on each investment opportunity. In connection with its due diligence on a potential investment opportunity, Princeton Advisors will utilize its internal diligence resources which include its internally developed credit analytical framework, subscriptions to third party research resources, discussions with industry experts, internal information sharing systems, and the analytical expertise of its investment professionals. Princeton Advisors will typically review the company’s historical financials; industry drivers and outlook, competitive threats, customer concentration, asset coverage, projected financials, and credit metrics; management background checks; and, if applicable, the track record and funding capabilities of the private equity sponsor.

Upon review of the prescreen memorandum, if the investment committee determines to proceed with the review of an investment opportunity, the deal team will continue its diligence and deal structuring plans, and prepare a credit approval memorandum for review by the investment committee. The credit approval memorandum, updates the prescreen memorandum with more deal specific detail, including an update to the diligence process and any changes in the structure and pricing of the proposed investment. The investment committee will review any amendments before finalizing and closing negotiations with the prospective portfolio company.

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Investment Committee

Each new investment opportunity must be unanimously approved by Princeton Advisors’ investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less may require approval by the investment committee. The purpose of Princeton Advisors’ investment committee, which is provided under the Advisory Agreement, is to evaluate and approve all of our investments, subject at all times to the oversight and approval of Newco’s board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee consists of Messrs. Jackson, Smith and Sood. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

We expect that each transaction will be presented to the investment committee in a formal written report. All of our new investments will require unanimous approval by the investment committee. In certain instances, Newco’s board of directors may also determine that its approval is required prior to the making of an investment.

Monitoring Investments

In most cases, we will not have board of directors’ influence over portfolio companies. In some instances, Princeton Advisors’ investment professionals may obtain board of directors representation or observation rights in conjunction with our investments. Princeton Advisors will take an active approach in monitoring all investments, including reviews of financial performance on at least a quarterly basis and regular discussions with management. The monitoring process will begin with structuring terms and conditions which require the timely delivery and access to critical financial and business information on portfolio companies.

Specifically, Princeton Advisors’ monitoring system will consist of the following activities:

Regular Investment Committee Updates. Key portfolio company developments will be discussed each week as part of the standard investment committee agenda.

Written Reports. The deal teams will provide written updates as appropriate for key events that impact portfolio company performance or valuation. In addition, deal teams will provide written updates following each portfolio company board of directors meeting.

Quarterly Full Portfolio Review. Our investment committee office and chief compliance officer will perform a quarterly comprehensive review of every portfolio company with the deal teams. This process will include a written performance and valuation update, and credit-specific discussion on each of our portfolio companies. In addition, pursuant to our valuation policy, quarterly valuations are reviewed by our independent third party valuation firm.

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As part of the monitoring process, Princeton Advisors will also track developments in the broader marketplace. Princeton Advisors’ investment professionals have a wealth of information on the competitive landscape, industry trends, relative valuation metrics, and analyses that will assist in the execution of our investment strategy. In addition, Princeton Advisors’ extensive communications with brokers and dealers will allow its investment professionals to monitor market and industry trends that could affect portfolio investments. Princeton Advisors may provide ongoing strategic, financial and operational guidance to some portfolio companies either directly or by recommending its investment professionals or other experienced representatives to participate on the board of directors. Princeton Advisors maintains a vast network of strategic and operational advisors to call upon for industry expertise or to supplement existing management teams.

Risk Ratings

In addition to various risk management and monitoring tools, Princeton Advisors will use Princeton Advisors’ investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system will use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Investment Rating 1 will be used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.

Investment Rating 2 will be used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans will initially be rated 2.

Investment Rating 3 will be used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.

Investment Rating 4 will be used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 will be those for which some loss of return but no loss of principal is expected.

Investment Rating 5 will be used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 will be those for which some loss of return and principal is expected.

In the event that Princeton Advisors determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, Princeton Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. While the investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that will be performed. The frequency of Princeton Advisors’ monitoring of an investment will be determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing the investment.

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Realization of Investments

The potential exit scenarios of a portfolio company will play an important role in evaluating investment decisions. As such, Princeton Advisors will formulate specific exit strategies at the time of investment. Our debt-orientation will provide for increased potential exit opportunities, including (a) the sale of investments in the private markets, (b) the refinancing of investments held, often due to maturity or recapitalizations, and (c) other liquidity events including the sale or merger of the portfolio company. Since we seek to maintain a debt orientation in our investments, we expect to receive interest income over the course of the investment period, receiving a significant return on invested capital well in advance of final exit.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our administrator for its allocated costs in providing such assistance, subject to the review by Newco’s board of directors, including our independent directors. See “Management Agreements — Administration Agreement.”

Competition

Our primary competitors in providing financing to small and lower middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company.

We expect to use the expertise of the investment professionals of Princeton Advisors to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the investment professionals of Princeton Advisors will enable us to learn about, and compete effectively for, financing opportunities with attractive small and lower middle-market companies in the industries in which we seek to invest.

Administration

We will not have any direct employees, and our day-to-day investment operations will be managed PCC Administrator, LLC. We have a chief executive officer, a chief financial officer and a chief compliance officer. To the extent necessary, our board of directors may hire additional personnel going forward. Our officers are employees of PCC Administrator, LLC and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs will be paid by us pursuant to the administration agreement.

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Properties

We do not own any real estate or other physical properties materially important to our operation. Following closing of the Transactions, our headquarters will be located at One Riverway, Suite 2020, Houston, Texas 77056, with offices in Kingston, New Jersey. All locations will be provided to us by PCC Administrator, LLC pursuant to the administration agreement. We believe that our office facilities will be suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

We and Princeton Advisors are not currently subject to any material legal proceedings.

Determination of Net Asset Value

We will determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, we anticipate that Princeton Advisors will prepare portfolio company valuations using relevant inputs, including but not limited to indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement (as codified in the Accounting Standards Codification under Topic 820, or ASC Topic 820), which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we expect to undertake a multi-step valuation process each quarter, as described below:

●	our quarterly valuation process will begin with each portfolio company or investment being initially valued by Princeton Advisors’ management team, with such valuation potentially taking into account information received from an independent valuation firm, if applicable;

●	preliminary valuation conclusions will then be documented and discussed with our valuation committee;

●	our valuation committee will review the preliminary valuation and Princeton Advisors’ management team, together with our independent valuation firm, if applicable, supplement the preliminary valuation to reflect any comments provided by the valuation committee; and

●	Newco’s board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of Princeton Advisors, the valuation committee and any third-party valuation firm, if applicable.

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Determination of fair values involves subjective judgments and estimates. Below is a description of factors that Newco’s board of directors may consider when valuing our equity and debt investments.

The Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that Newco’s board of directors will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

We may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. We may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors we deem relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

Portfolio Companies

Upon closing of the Transactions we will acquire certain investments from the Partnerships. These investments include loans to, and equity investments in, small and lower middle-market companies that were originated over the past three years and are similar to the type of investments we plan to originate. This portfolio includes middle-market loans that have an internal risk rating of 2 or better (e.g., investments that are performing at or above expectations and whose risks are neutral or favorable compared to the expected risk at the time of the original investment).

This portfolio includes approximately 18.2% first lien debt, 54.6% second lien debt, 8.2% Preferred Equity, and 19.1% Common Equity. There are not any material differences in the underwriting standards that were used to originate this portfolio and the underwriting standards described in this Information Statement that we expect to implement going forward. This portfolio generally consists of Level 3 assets that are illiquid.

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As of September 30, 2014, the weighted average yield of this portfolio at its face value was 9.1%, of which approximately 8.2% is current cash interest. The face value of a loan refers to the principal of the loan. The weighted average yield was computed using the effective interest rates for all debt investments within the initial portfolio. Also as of September 30, 2014 the weighted average remaining term of the debt investments in the initial portfolio was approximately 3 years with remain terms ranging from approximately 2 to 4 years. As of September 30, 2014, except for Advantis Healthcare Solutions and Rockfish Seafood Grill, all portfolio companies are in compliance with the terms of their respective credit agreements. We anticipate that Advantis Healthcare Solutions and Rockfish Seafood Grill will be in compliance with the terms of their respective credit agreements by March 31, 2015.

The following table sets forth certain information as of September 30, 2014, for each portfolio company in which we had a debt or equity investment, assuming for the purposes hereof that we had acquired these companies as of September 30, 2014. Other than these investments, we expect that our only formal relationships with our portfolio companies will be the managerial assistance we may provide, the board of directors observation, or participation rights we may receive in connection with our investment.

We will not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities. Pursuant to the terms of the Purchase Agreement, we will pay to the Partnerships any penalty or premium amounts that are subsequently received by us in connection with the early calling of loans included in the Purchased Assets.

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Name	Industry	Type of Investment	Interest Rate	Maturity	Principal(1) Amount	Purchase Price(2)
Performance Alloys, Inc. 6626 Gulf Freeway Houston, TX 77087	Nickel Pipe, Fittings & Flanges	Second Lien	14.0% (10.0% Cash + 4.0% PIK)	03/31/2017	$ 11,450,380	$11,450,380

Integrated Medical Partners, LLC 105 N. Water Street Milwaukee, WI 53202	Medical Business Services	Membership Interest				$4,376,524

Advantis Healthcare Solutions, Inc. One Riverway, Suite 2020 Houston, TX 77056	Healthcare Staffing	Second Lien Common Stock	12.5% (12.5% Cash)	5/31/2018	$5,250,000	$6,431,722 $372,811

Action Resources, Inc. 40 County Road 517 Hanceville, AL 35077	Specialty Transportation	Second Lien Warrants for Common Stock	13.0%	6/10/2016	$11,350,037	$11,350,037 $2,328,896

Great Value Storage, LLC 1122 S. Capital of Texas Highway, Suite 300 Austin, TX 78746	Storage Company Property Management	First Lien	14.0% (12.0% Cash + 2.0% PIK)	12/31/2017	$2,611,016	$2,611,016

Rockfish Seafood Grill, Inc. 801 E. Campbell Rd., Suite 300 Richardson, TX 77087	Casual Dining	Debt	LIBOR+ 13.0% L+10.0% Cash + 3.0% PIK)	7/28/2016	$5,950,000	$7,117,111

Rockfish Holdings, LLC 801 E. Campbell Rd., Suite 300 Richardson, TX 77087	Membership Interest	N/A	N/A	N/A	N/A	$1,085,092

Spencer Enterprises Holdings, LLC 425 South Lemon Avenue City of Industry, CA 91789	Membership Interest	N/A	N/A	N/A	N/A	$6,433,953

Total Investments						$53,557,542

(1)	Principal amount includes the amount of PIK interest.

(2)	Indicates fair value as determined in good faith by our board of directors. Except for Advantis Healthcare Solutions and Rockfish Seafood Grill, none of the portfolio companies has (a) been in payment default, (b) extended the original maturity of its loan, (c) converted from cash pay interest to PIK interest or (d) otherwise entered into a material amendment to its loan agreement related to deteriorating financial performance.

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Set forth below is a brief description of each portfolio company in which we have made an investment:

Performance Alloys, Inc. is a specialty distributor of nickel pipe, fittings and flanges to the chemical processing industry.

Integrated Medical Partners is a fully integrated supplier of medical business services.

Advantis Healthcare Solutions, is a full service healthcare staffing agency.

Actions Resources, Inc. provides transportation services for specialty chemicals as well as hazardous and non-hazardous waste throughout the United States and Canada.  Additionally, Action Resources provides environmental remediation services primarily in the southern United States.

Great Value Storage, LLC is a third-party property management company for self-storage facilities.

Rockfish Seafood Grill is a casual dining restaurant chain.

Spencer Enterprises Holdings, LLC is a home furnishings designer and manufacturer focused on pillows and window treatments.

Custodian, Transfer and Dividend Paying Agent and Registrar

Our securities will be held by American Stock Transfer & Trust Company, LLC (“AST”) pursuant to a custody agreement. AST will also serve as our transfer agent, distribution paying agent and registrar. The principal business address of AST is 6201 15th Avenue, Brooklyn, New York, 11219.

Brokerage Allocation and Other Practices

Following the closing of the Transactions, we will acquire and dispose of many of our investments in privately negotiated transactions. Many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by Newco’s board of directors, Princeton Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Princeton Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Princeton Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, Princeton Advisors may select a broker based upon brokerage or research services provided to Princeton Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Princeton Advisors determines in good faith that such commission is reasonable in relation to the services provided.

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Dividend Reinvestment Plan

Following the closing of the Transaction, we will adopt a dividend reinvestment plan that will provide for reinvestment of Newco’s stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if Newco’s board of directors authorizes, and we declare, a cash distribution, then Newco’s stockholders who have not “opted out” of such dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of Newco’s common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of Newco’s common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC, the plan administrator and our transfer agent, registrar and distribution disbursing agent, in writing so that such notice is received by the plan administrator no later than five (5) days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than five (5) days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of Newco’s common stock and a check for any fractional share. The plan administrator is authorized to deduct a transaction fee plus a brokerage commission from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

We expect to use primarily newly issued shares to implement the plan, whether shares of Newco’s common stock are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of Newco’s common stock at the close of trading on the payment date fixed by Newco’s board of directors. Market price per share on that date will be the average of, the reported bid and asked prices, if the Newco’s common stock is listed on a national securities exchange then the market price will be the closing price for such shares on such national securities exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of Newco common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of shares of Newco’s common stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of shares of Newco’s common stock received in a distribution from us will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any shares of Newco’s common stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

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Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

Regulation

We have elected to be a BDC under the 1940 Act and, following the closing of the Transactions, intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to stockholders.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. Under the 1940 Act and the rules thereunder, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies.

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(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area. Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. However when the business development company purchases securities, in conjunction with one or more other persons acting together, one of the other persons in the group may make available managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Princeton Advisors will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Princeton Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

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Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to Newco’s common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Codes of Ethics

We and Princeton Advisors will each adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and will be available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We will delegate our proxy voting responsibility to Princeton Advisors. The Proxy Voting Policies and Procedures of Princeton Advisors are set out below. The guidelines will be reviewed periodically by Princeton Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change.

Registered Investment Advisor

As an investment adviser registered under the Advisers Act, Princeton Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, Princeton Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Princeton Advisors’ policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

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Proxy Policies

Princeton Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our shareholders. Princeton Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases Princeton Advisors will vote in favor of proposals that Princeton Advisors believes are likely to increase the value of the portfolio securities we hold. Although Princeton Advisors will generally vote against proposals that may have a negative effect on our portfolio securities, Princeton Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.

Princeton Advisors has established a proxy voting committee and adopted proxy voting guidelines and related procedures. The proxy voting committee establishes proxy voting guidelines and procedures, oversees the internal proxy voting process, and reviews proxy voting issues. To ensure that Princeton Advisors’ vote is not the product of a conflict of interest, Princeton Advisors requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how Princeton Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, Princeton Advisors will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how Princeton Advisors voted proxies by making a written request for proxy voting information to: Princeton Capital Corporation, Attention: Investor Relations, One Riverway, Suite 2020, Houston, Texas 77056, or by calling us collect at (713) 595-1425. The SEC also maintains a website at www.sec.gov that contains this information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our shareholders may become available to us. We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our shareholders to employees of Princeton Advisors and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

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We and Princeton Advisors will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with investment funds, accounts or investment vehicles managed by Princeton Advisors when each of us and such investment fund, account or investment vehicle will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for an investment fund, account or investment vehicle managed by Princeton Advisors to invest in different securities of the same issuer, Princeton Advisors will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Princeton Advisors has previously invested.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

●	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and

●	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

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The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

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PROPOSAL 5

AUTHORIZATION OF THE COMPANY TO SELL SHARES OF COMMON STOCK BELOW NET ASSET VALUE PER SHARE (SUBJECT TO THE CONDITIONS SET FORTH IN THIS PROPOSAL)

The Company is a closed-end investment company that has elected to be regulated as a business development company “BDC” under the 1940 Act. The 1940 Act prohibits the Company from selling shares of Common Stock at a price below the current net asset value per share of such stock (“NAV”), exclusive of sales compensation, unless its shareholders approve such a sale and the Company’s Board of Directors makes certain determinations.

Pursuant to this proposal, the Company seeks shareholder approval so that it may, in one or more public or private offerings of Common Stock, sell or otherwise issue shares of Common Stock at a price below its then current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a twelve-month period expiring on the anniversary of the closing of the Transactions.

On December 19, 2014, the Company’s board of directors, including a majority of the Independent Directors who have no financial interest in this matter, has approved the offer, sale and issuance, in one or more public or private offerings, of shares of Common Stock at a price below the current NAV of the Common Stock, exclusive of sales compensation, as in the best interests of the Company and its shareholders and recommended it to the shareholders for their approval.

It should be noted that the maximum number of shares that may be sold below NAV pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding Common Stock immediately prior to each such sale. Furthermore, pursuant to this authority, there would be no limit on the discount to NAV at which shares could be sold. See below for a discussion and an example of the dilutive effect of the sale of shares below NAV.

Reasons to Offer Common Stock Below NAV. The Company believes that market conditions may from time to time provide attractive opportunities to deploy capital. Global capital markets have periodically experienced periods of instability as evidenced by the extended disruptions from 2007 to 2010 in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the credit markets and the failure of certain major financial institutions. During that period, despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. Further, many investors sold assets in order to repay debt or meet equity redemption requirements or other obligations. This dynamic created forced selling (which could return should global markets experience future disruption of the past credit cycle) that had negatively impacted valuations of debt securities in most markets. This negative pressure on valuations had contributed to significant unrealized write-downs of debt investments of many finance companies, including investments in the Company’s portfolio. However, these changes in the market conditions also had beneficial effects for capital providers, including more favorable pricing of risk and more creditor-friendly contractual terms.

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While market conditions have improved over the past several years, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse market conditions re-occur or increase in severity and duration, we and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of favorable investment opportunities. The current economic environment gives firms that have access to capital a significant advantage. We believe that there are opportunities in the secondary market and, accordingly, firms that continue to have access to capital in the current environment will have investment opportunities on more favorable terms than have been available at other times. Our ability to take advantage of these opportunities is dependent upon, among other things, our access to equity capital. In addition, debt capital that may become available may be at a higher cost and on less favorable terms and conditions in the future. Shareholder approval of the proposal to sell shares of Common Stock below NAV, subject to the conditions set forth in this proposal, would provide us with the flexibility to invest in such attractive investment opportunities, which typically need to be made expeditiously. Furthermore, the additional capital raised through an offering of Common Stock may help us generate additional deal flow. With more capital to make investments, we could be a more meaningful capital provider and such additional capital would allow us to compete more efficiently and effectively for high quality investment opportunities. Such investment opportunities may be funded with proceeds of an offering of shares of Common Stock.

As a BDC a, the Company is dependent on its ability to raise capital through the sale of common stock. BDCs, in order to borrow money or issue preferred stock, must maintain a debt to equity ratio of not more than 1:1, which requires the Company to finance its investments with at least as much common equity as debt and preferred stock in the aggregate. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

Even though the underlying performance of a particular portfolio company may not necessarily indicate impairment or its inability to repay all principal and interest in full, the volatility in the debt capital markets may continue to negatively impact the valuations of debt investments and result in further unrealized write-downs of those debt investments. These unrealized write-downs, as well as unrealized write-downs based on the underlying performance of the Company’s portfolio companies, if any, negatively impact shareholders’ equity and the resulting debt to equity ratio.

Exceeding the 1:1 debt to equity ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that it will exceed this 1:1 debt to equity ratio, the markets it operates in and the general economy remain volatile and uncertain. Continued volatility in the capital markets and the resulting negative pressure on debt investment valuations could negatively impact the Company’s asset valuations, shareholders’ equity and the Company’s debt to equity ratio.

As noted above, the market disruption resulted in good opportunities to invest at attractive risk-adjusted returns. However, the extreme volatility and dislocation that the capital markets had experienced also materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. If these adverse market conditions return and/or worsen in the future, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of these good investment opportunities. In addition, the debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our Common Stock will trade at a discount from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below NAV.

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The Board of Directors believes that having the flexibility for the Company to sell Common Stock below NAV in certain instances is in the best interests of shareholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay dividends to shareholders could be adversely affected.

While the Company has no immediate plans to sell shares of Common Stock below NAV, it seeks shareholder approval in order to maintain access to the markets if the Company determines it should sell shares of Common Stock below NAV. These sales typically must be undertaken quickly. The final terms of any such sale will be determined by the Board of Directors at the time of sale. Also, because the Company has no immediate plans to sell any shares of Common Stock other than in connection with the Transactions, it is impracticable to describe other transactions in which shares of Common Stock would be sold. Instead, any transaction where the Company sells such shares of Common Stock, including the nature and amount of consideration that would be received by the Company at the time of sale and the use of any such consideration, will be reviewed and approved by the Board of Directors at the time of sale. If this proposal is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this proposal. If approved, the authorization would be effective for securities sold during a period beginning on the date of such shareholder approval and expiring on the anniversary of the date of the closing of the Transactions.

Conditions to Sales Below NAV. The Company may sell shares of Common Stock at a price below NAV, exclusive of sales compensation, only if the following conditions are met:

●	a majority of the Company’s Independent Directors who have no financial interest in the sale have approved the sale;

●	a majority of the Independent Directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount which could be substantiated; and

●	the cumulative number of shares sold pursuant to such authority during the applicable period does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale.

Impact on Shareholders. Any sale of Common Stock at a price below NAV would result in an immediate dilution to existing common shareholders who do not participate in such sale on at least a pro rata basis. This dilution would include reduction in the NAV as a result of the sale of shares at a price below the NAV and a proportionately greater decrease in a shareholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such sale. The Board of Directors of the Company will consider the potential dilutive effect of the sale of shares at a price below the NAV when considering whether to authorize any such sale.

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The 1940 Act establishes a connection between common share sale price and NAV because when stock is sold at a sale price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Shareholders will not have subscription, preferential or preemptive rights to additional shares of the Common Stock proposed to be authorized for sale, and thus any future issuance of Common Stock will dilute their holdings of Common Stock as a percentage of shares outstanding to the extent they do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if current shareholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authorization.

Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating shareholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Shareholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value); (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from net asset value); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commission (a 100% discount from NAV).

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	Prior to	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$0.00
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.00
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	-20.00%
Dilution to Shareholder
Shares Held by Shareholder A	10,000	10,000	—	10,000	—	10,000	—	10,000
Percentage Held by Shareholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	-20.00%
Total Asset Values
Total NAV Held by Shareholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%	$80,000	-20.00%
Total Investment by Shareholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000
Total Dilution to Shareholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—	$20,000
Per Share Amounts
NAV per Share Held by Shareholder A	—	$9.98	—	$9.91	—	$9.50	—	$8.00
Investment per Share Held by Shareholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00
Dilution per Share Held by Shareholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—	$2.00
Percentage Dilution to Shareholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%		-20.00%

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Impact on Existing Shareholders Who Do Not Participate in the Offering

Our existing shareholders who do not participate in an offering below NAV per share or who do not buy additional shares of Common Stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These shareholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These shareholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of Common Stock, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Impact on Existing Shareholders Who Do Participate in the Offering

Our existing shareholders who participate in the offering or who buy additional shares of Common Stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV per share dilution as the nonparticipating shareholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV per share dilution will decrease as the number of shares such shareholders purchase increases. Existing shareholders who buy more than such percentage will experience NAV per share dilution on their existing shares but will, in contrast to existing shareholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such shareholder purchases increases. Even a shareholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such shareholder does not participate, in which case such a shareholder will experience NAV per share dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Required Vote

The affirmative vote of (1) a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a class, entitled to vote at the Special Meeting; and (2) a majority the outstanding shares of Common Stock and Preferred Stock, voting together as a class, entitled to vote at the Special Meeting that are not held by affiliated persons of the Company, which includes our officers, directors, employees and 5% shareholders is required to approve this proposal. Because we have elected to be regulated as a BDC under the 1940 act, the 1940 Act definition of “a majority of the outstanding shares must be used for purposes of this proposal. The 1940 Act defines a majority of the outstanding shares” as (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the company, whichever is the less. Abstentions and Broker Non-Votes will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL

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PROPOSAL 6

APPROVAL OF ADVISORY AGREEMENT WITH PRINCETON INVESTMENT ADVISORS

Background

In connection with the Transactions, Newco will become an externally managed BDC and enter into an investment advisory agreement (the “Advisory Agreement”) with Princeton Investment Advisors, LLC (“Princeton Advisors”). On December 19, 2014, the Board of Directors approved the Advisory Agreement.

The form of the Advisory Agreement is attached as Annex F to this information statement.

Advisory Services

Princeton Advisers is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and upon closing of the Transaction will serve as Newco’s investment adviser pursuant to the Advisory Agreement in accordance with the 1940 Act. Princeton Advisors is an affiliate of the Partnerships and Princeton Advisory Group.

Subject to the overall supervision of the Newco’s board of directors, Princeton Advisors will oversee Newco’s day-to-day operations and provide Newco with investment advisory services. Under the terms of the Advisory Agreement, Princeton Advisors, will among other things: (i) determine the composition and allocation of the portfolio of Newco, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by Newco; (iii) execute, monitor and services Newco’s investments; (iv) determine the securities and other assets that Newco shall purchase, retain, or sell; and (v) perform due diligence on prospective portfolio companies. Princeton Advisors’ services under the Advisory Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to Newco are not impaired.

In addition, Princeton Advisors is authorized to enter into one or more sub-advisory agreements with other investment advisers pursuant to which Princeton Advisors may obtain the services of such sub-adviser(s) to assist Princeton Advisors in fulfilling its responsibilities under the Advisory Agreement. Specifically, Princeton Advisers may retain a sub-adviser to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with Princeton Advisors, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of Princeton Advisors and the Company.

Advisory Fees

Pursuant to the Advisory Agreement, the Company will pay Princeton Advisors a fee for investment advisory and management services consisting of two components – a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by Newco’s stockholders.

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Management Fee

The base management fee is calculated at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. For services rendered under the investment advisory agreement, the base management fee is payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Beginning with our second quarter of operations, the base management fee will be calculated based on the average value of our gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

Newco will pay Princeton Advisors an incentive fee. The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not.

The first component, which is income-based, will be calculated and payable quarterly in arrears, commencing with the quarter beginning July 1, 2014, based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

●	no incentive fee is payable to our investment advisor in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 2.00% (8.00% annualized);

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.50% in any calendar quarter (10.00% annualized) is payable to our investment advisor. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.50%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.50% in any calendar quarter, our investment advisor will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and

●	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to our investment advisor (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to Princeton Advisors, together with interest from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

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There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no claw back of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our investment advisor to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

The net investment income used to calculate this component of the incentive fee is also included in the amount of Newco’s consolidated gross assets used to calculate the 1.75% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

Percentage of Pre-Incentive Fee Net Investment Income allocated to first component of incentive fee

The second component, the capital gains component of the incentive fee, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), commencing on December 31, 2015, and will equal 20% of Newco’s cumulative aggregate realized capital gains from January 1st through the end of that calendar year, computed net of Newco’s aggregate cumulative realized capital losses and Newco’s aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the investment advisory agreement is terminated as of a date that is not a calendar year end the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to shareholders.

Because of the structure of the incentive fee, it is possible that Newco may pay an incentive fee in a quarter where it incurs a loss. For example, if Newco receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, it will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle Rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 0.5625%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

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Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle Rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.0125%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (Pre-Incentive Fee Net Investment Income - 2.50%))

= (100.0% x (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%

= 100.0% x (2.0125% - 2.00%)

= 100.0% x 0.0125%

= 0.0125%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle Rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.3125%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (Pre-Incentive Fee Net Investment Income - 2.50%))

= (100% × (2.50% - 2.00%)) + (20.0% × (2.3125% - 2.50%))

= 0.50% + (20.0% × 0%)

= 0.50% + 0%

= 0.45%

(*) The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.

(1) Represents 8.00% annualized Hurdle Rate.

(2) Represents 1.75% annualized base management fee.

(3) Excludes organizational and offering expenses.

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Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

●	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

●	Year 3: FMV of Investment B determined to be $25 million

●	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

●	Year 1: None

●	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

●	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

●	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

●	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

●	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

●	Year 4: FMV of Investment B determined to be $35 million

●	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

●	Year 1: None

●	Year 2: Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

●	Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million (capital gains fee received in Year 2)

●	Year 4: None

●	Year 5: None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3)

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Payment of Our Expenses

All investment professionals of Princeton Advisors, when and to the extent engaged in providing investment advisory services to Newco, and the compensation and routine overhead expenses of personnel allocable to these services to Newco, will be provided and paid for by Princeton Advisors and not by Newco. Newco will bear all other out-of-pocket costs and expenses of its operations and transactions, including, without limitation, those relating to:

●	calculating our net asset value (including the cost and expenses of any third party independent valuation firm);

●	fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

●	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;

●	offerings of Newco’s common stock and other securities;

●	base management and incentive fees;

●	administration fees and expenses, if any, payable under the administration agreement (including our allocable portion of Princeton Advisors’ overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);

●	transfer agent, dividend agent and custodial fees and expenses;

●	U.S. federal and state registration fees;

●	all costs of registration and listing our stock on any securities exchange;

●	U.S. federal, state and local taxes;

●	independent directors’ fees and expenses;

●	costs of preparing and filing reports or other documents required by the SEC or other regulators;

●	costs of any reports, proxy statements or other notices to shareholders, including printing costs;

●	costs and fees associated with any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

●	proxy voting expenses; and

●	all other expenses incurred by Newco or Princeton Advisors in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the investment advisory agreement will continue in effect for a period of three (3) years from its effective date. It will remain in effect from year to year thereafter if approved annually by Newco’s board of directors or by the affirmative vote of the holders of a majority of Newco’s outstanding voting securities, and, in either case, if also approved by a majority of Newco’s directors who are not “interested persons.” The investment advisory agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by Princeton Advisors and may be terminated by either party without penalty upon 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the investment advisory agreement without penalty upon 60 days’ written notice.

80

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations under the investment advisory agreement, Princeton Advisors and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from Newco for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Princeton Advisors’ services under the investment advisory agreement or otherwise as Newco’s investment advisor.

Reasons for the Advisory Agreement

As discussed above, the Advisory Agreement provides for the payment of a fee comprised of two components: a base management fee and an incentive fee.

The Company’s board of directors has reviewed the advisory fees (including base management fees and incentive fees) of other BDCs whose securities are listed and publicly-traded on a national securities exchange (“Listed BDCs”) with similar investment objectives and total asset size. The Company’s board of directors has also considered the fact that the portfolio of Newco will be significantly larger than the current portfolio and the experience and familiarity of certain affiliates of Princeton Advisors with the investments to be acquired in the Transactions. Based on these considerations, the Company’s board of directors recommends the approval of the Advisory Agreement, which it believes will better align the advisory fee structure of Newco with those of other Listed BDCs with similar investment objectives and total asset size. The Company’s board of directors believes that the Advisory Agreement will allow Newco to become competitive compared to similar Listed BDCs and is therefore in the best interest of shareholders.

Board Consideration

At a meeting of the Company’s board of directors held on December 19, 2014, the Company’s board of directors, including a majority of the Independent Directors, approved the Proposed Advisory Agreement as being in the best interests of the Company and its shareholders. The Board then directed that the Proposed Advisory Agreement be submitted to the Company’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve the Proposed Advisory Agreement.

Factors Considered by the Board

The Company’s board of directors, in approving and recommending the approval of the Advisory Agreement, considered a number of factors. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to the Company’s board of directors as required by Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided to Newco under the Advisory Agreement, (ii) comparative data with respect to advisory fees or similar expenses paid by other BDCs, including Listed BDCs, (iii) the extent to which economies of scale may be realized as Newco grows, and (iv) information about the services to be performed and the personnel performing such services under the Advisory Agreement.

81

In approving the Advisory Agreement, the Company’s board of directors considered materials specifically provided in connection with due diligence for the Transaction as well as materials provided in connection with its consideration of the Advisory Agreement. These materials included information regarding: (i) performance information, including comparative performance information, of various investment vehicles managed by affiliates of Princeton Advisors; and (ii) comparative data with respect to advisory fees or similar expenses. The Company’s board of directors also received information regarding the impact of the Advisory Agreement on advisory fees that would be received by Princeton Advisors from Newco under various hypothetical return scenarios.

With respect to the nature, quality and extent of the advisory and other services provided, and the services to be performed and the personnel performing such services, the Company’s board of directors favorably considered that the same personnel that provide services to the Partnerships for the investments Newco will acquire in the Transaction would provide services to the Company under the Advisory Agreement. Based upon this and other considerations, the Company’s board of directors concluded, within the context of its overall determination to approve the Advisory Agreement, that Newco should benefit from the services to be provided by Princeton Advisor under the Advisory Agreement.

Regarding investment performance, the Company’s board of directors took note of the historical investment performance results, as presented to the Company’s board of directors in connection with its consideration of the Transactions, and as presented to the Board in connection with its consideration of the Advisory Agreement, in light of the Newco’s investment objective, strategies and risks. Based on these considerations, the Company’s board of directors concluded, within the context of its overall determinations regarding the Transactions and the Advisory Agreement, a determination to approve the Advisory Agreement was supported.

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Advisory Agreement.

Required Vote

The affirmative vote of (1) a majority of the outstand shares of common stock and Preferred Stock, voting together as a class, entitled to vote at the Special Meeting and (2) a majority of the outstanding shares of common stock and Preferred Stock, voting together as a class, entitled to vote at the Special Meeting that are not held by affiliated persons of us, which includes our officers, directors, employees and 5% shareholders is required to approve this proposal. Because we have elected to be regulated as a BDC under the 1940 Act, the definition of “a majority of the outstanding shares” as defined under the 1940 Act must be used for purposes of this proposal. The 1940 Act defines “a majority of the outstanding shares” as (1) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (2) 50% of the outstanding voting securities of the company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL

82

PROPOSAL 7

APPROVAL TO ADJOURN TO SOLICIT ADDITIONAL VOTES

The Company’s shareholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Special Meeting, the Company shareholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals, the Company’s shareholders may also be asked to vote on the proposal to adjourn the Special Meeting to permit further solicitation of proxies in favor of the other proposals. However, a shareholder vote may be taken in one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

If the adjournment proposal is submitted for a vote at the Special Meeting, and if the Company’s shareholders vote to approve the adjournment proposal, the Special Meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from shareholders that have previously voted against the relevant proposal. Among other things, approval of the adjournment proposal could mean that, even though the Company may have received proxies representing a sufficient number of votes against a proposal to defeat it, the Company’s management could present the adjournment proposal for a vote of the Company’s shareholders and thereby cause the Special Meeting to be adjourned without a vote on the proposal and seek during that period to convince the holders of those shares to change their votes to vote in favor of the proposal. Therefore, if a shareholder voted against any or all of the other proposals set forth in this proxy statement, then such shareholder may not want to vote for this adjournment proposal.

The Board believes that, if the number of shares of Common Stock and Preferred Stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s shareholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal.

Required Vote

Any proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes for the foregoing proposals requires the affirmative vote of a majority of the shares of Common Stocks and Preferred Stock, voting together as a single class, represented at the special Meeting in person or by proxy. An abstention from the vote on an adjournment will have the same effect as a vote against the adjournment motion. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL.

83

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of Common Stock as of December 1, 2014 (except as otherwise indicated below) by (i) each person known to beneficially own more than 5% of the Common Stock, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or convertible preferred stock, exercisable or convertible on or within sixty (60) days of December 1, 2014, are deemed outstanding. Such shares however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership described below is based on 3,733,067 shares of voting stock outstanding. The following table does not give effect to the Reverse Stock Split or the Transaction.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Regal One Corporation. Our address is 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California 90064.

Name	Shares Owned (Common)	Percentage of Common	Shares Owned (Preferred)	Percentage of Preferred	Voting Power[1] Percentage
Charles J. Newman	1,274,944	35.09	10,343	10.34	34.15
Bernard L. Brodkorb	158,950	4.38	-	-	4.26
Chris Dieterich	254,600	7.00	-	-	6.82
AB Investments	-	-	37,715	37.70	1.01
All Officers and Directors as a group	1,433,894	39.47	10,343	10.34	39.23

1Includes preferred shares voting as one share of common per one share of preferred, along with voting percentage of actual holdings of common stock.

INTEREST OF CERTAIN PERSONS IN

MATTERS TO BE ACTED UPON

Certain of our officer and directors have an interest in the matters to be voted on by our shareholders as a result their ownership of shares of Common Stock as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management”, which we do not believe are different from or greater than those of any other shareholders. Except for Messrs. Jackson and Sood, none of the directors following closing of the Transaction has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split or the Transaction. Messrs. Jackson and Sood are principal of Princeton Advisors.  If the Transaction is closed and the Advisory Agreement is approved by shareholder, Newco will pay Princeton Advisors a management fee pursuant to the terms of the Advisory Agreement.  See “Proposal 6 – Advisory Fees.”

84

SHAREHOLDER PROPOSALS

No security holder has requested the Company to include any proposal in this proxy statement.

FORWARD –LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of Section 27A of Securities Act and Section 21E of Exchange Act. All statements other than statements of historical facts contained in this document, including statements regarding the future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These forward-looking statements are largely based on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions.

You should not rely upon forward looking statements as predictions of future events. We cannot assure you that the events and circumstances reflected in the forward looking statements will be achieved or occur. Although we believe that the expectations reflected in the forward looking statements are reasonable, future results, levels of activity, performance or achievements cannot be guaranteed.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

Additional copies of this proxy statement may be obtained from us, at no charge, by writing to us at the following address:

Regal One Corporation

11835 West Olympic Boulevard

Suite 1235E

Los Angeles, California 90064

A copy of this proxy statement may be obtained on our website at www.regal1.com.

85

INCORPORATION OF INFORMATION BY REFERENCE

The following financial information is incorporated in this proxy statement by this reference and made a part hereof:

●	Audited financial statements for our fiscal years ended December 31, 2013 and December 31, 2012 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 that was filed on April 1, 2014; and

●	Unaudited financial statements for the nine months ended September 30, 2014 and September 30, 2013, which appear in Part 1, Item 1 of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 that was filed on November 14, 2014.

DELIVERY OF THIS INFORMATION STATEMENT TO MULTIPLE SHAREHOLDERS WITH THE SAME ADDRESS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, information statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement, information statement or annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are our shareholders will be “householding” this proxy statement. A single copy of this proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you notify your broker or us that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Regal One Corporation, 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California 90064, or (3) contact our representative, Christopher Dieterich, at: 310.312.6888. Upon receipt of a written or oral request to the address or telephone number above, we will promptly deliver a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the proxy statement was delivered. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of future communications to shareholders should contact their broker.

By Order of the Board of Directors,

/s/ Charles J. Newman
Charles J. Newman
[ ● ], 2015	Chairman

86

INDEX TO FINANCIAL STATEMENTS

Page

CAPITAL POINT PARTNERS FUND
Independent Auditor’s Report	F-2
Combined Statements of Net Assets as of December 31, 2013 and 2012	F-3
Combined Statements of Operations as of December 31, 2013 and 2012	F-4
Combined Statements of Changes in Net Assets for the years ended December 31, 2013 and 2012	F-5
Combined Statements of Cash Flows as of December 31, 2013 and 2012	F-6
Combined Schedules of Investments as of December 31, 2013	F-7 - 8
Notes to Combined Financial Statements	F-9 - 21
Combined Statements of Financial Position as of September 30, 2014 (unaudited) and December 31, 2013	F-22
Combined Statements of Income for the nine months ended September 30, 2014 and 2013 (unaudited)	F-23
Combined Statements of Changes in Partners Capital for the nine months ended September 30, 2014 (unaudited)	F-24
Combined Statements of Cash Flows for the nine months ended September 30, 2014 and 2013 (unaudited)	F-25
Combined Schedule of Investments as of September 30, 2014 (unaudited) and December 31, 2013	F-26 - 27
Notes to Combined Financial Statements	F-28 - 39

CAPITAL POINT PARTNERS II, L.P.
Independent Auditor’s Report	F-40
Statements of Financial Position for the years ended December 31, 2013 and 2012	F-41
Statements of Income for the years ended December 31, 2013 and 2012	F-42
Statements of Changes in Partners’ Capital for the years ended December 31, 2013 and 2012	F-43
Statements of Cash Flows for the years ended December 31, 2013 and 2012	F-44
Schedules of Investments as of December 31, 2013 and 2012	F-45 - 46
Notes to Financial Statements	F-47 - 56
Statements of Financial Position as of September 30, 2014 (unaudited) and December 31, 2013	F-57
Statements of Income for the nine months ended September 30, 20143 and 2013	F-58
Statements of Changes in Partners’ Capital for the nine months ended September 30, 2014	F-59
Statements of Cash Flows for the nine months ended September 30, 2014 and 2013	F-60
Schedules of Investments as of September 30, 2014 (unaudited) and December 31, 2013	F-61 - 62
Notes to Financial Statements	F-63 - 72

F-1

2929 Allen Parkway, 20th Floor Houston, TX 77019
Phone	713-561-6500
Fax	713-960-9549
Web	www.uhy-us.com

Independent Auditor's Report

To the Partners of

Capital Point Partners Fund

Houston, Texas

We have audited the accompanying combined statements of net assets of Capital Point Partners Fund (the "Fund"), and the combined schedules of investments as of December 31, 2013 and 2012, and the related combined statements of operations, changes in net assets, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management's Responsibility for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that arc free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Capital Point Partners Fund as of December 31, 2013 and 2012, and the results of their combined operations and their combined cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

As discussed in Note A, the combined financial statements include investments valued at $54,886,447 (91% of total assets) and $68,611,538 (92% of total assets) at December 31, 2013 and 2012, respectively. whose fair values have been estimated by the General Partner in the absence of readily ascertainable market values. However, because of inherent uncertainty of valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and may differ materially from values ultimately realized upon disposition of the investments.

Houston. Texas

June 5, 2014

F-2

CAPITAL POINT PARTNERS FUND

COMBINED STATEMENTS OF NET ASSETS

	December 31,
	2013	2012

ASSETS
Investments at estimated fair value (principal values of $58,318,080 and $57,452,680, respectively)	$54,886,447	$68,611,538
Cash and cash equivalents	918,218	953,215
Restricted cash	1,931,078	1,932,790
Accounts receivable - affiliates, net of allowance for doubtful accounts of $140,972	609,855	480,932
Accounts receivable	-	13,819
Interest receivable	1,661,393	2,377,274
Other assets	300,000	400,000
TOTAL ASSETS	60,306,991	74,769,568

LIABILITIES
Accounts payable	395,749	149,214
Line of credit	575,000	500,000
TOTAL LIABILITIES	970,749	649,214

NET ASSETS	$59,336,242	$74,120,354

F-3

CAPITAL POINT PARTNERS FUND

COMBINED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2013	2012

INVESTMENT INCOME
Interest income on investments	$4,366,718	$7,491,394
Investment fee	1,972,482	-
Dividends from portfolio companies	-	36,126
Loan origination fees	84,250	286,236
Short-term investment income	426	1,020
TOTAL INVESTMENT INCOME	6,423,876	7,814,776

OPERATING EXPENSES
Management fees	1,101,966	1,084,853
Professional and other fees	577,044	266,324
Bad debt expense	527,141	-
Other operating expenses	10,951	19,983
Interest expense	4,953	25,054
TOTAL OPERATING EXPENSES	2,222,055	1,396,214

NET INVESTMENT INCOME	4,201,821	6,418,562

REALIZED GAIN ON INVESTMENTS	98,365	9,495,406

UNREALIZED DEPRECIATION OF INVESTMENTS	(13,924,741)	(8,158,338)

NET INCREASE (DECREASE) IN NET ASSETS	$(9,624,555)	$7,755,630

F-4

CAPITAL POINT PARTNERS FUND

COMBINED STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2013 AND 2012

Balance at January 1, 2012	$77,280,550

Contributions	3,891,140

Distributions	(14,806,966)

Net increase in net assets	7,755,630

Balance at December 31, 2012	74,120,354

Contributions	783,811

Distributions	(5,943,368)

Net decrease in net assets	(9,624,555)

Balance at December 31, 2013	$59,336,242

F-5

CAPITAL POINT PARTNERS FUND

COMBINED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets	$(9,624,555)	$7,755,630
Adjustments to reconcile net increase (decrease) in net assets to net cash provided by operating activities:
Amortization of loan origination fees	(84,250)	(286,236)
Amortization of loan discount	(424,658)	(641,440)
Bad debt expense	527,141	-
Realized gain from disposition of investments	(98,365)	(9,495,406)
Unrealized depreciation of investments	13,924,741	8,158,338
Purchase of investments	(487,000)	(2,225,000)
Principal payments received on investments	51,270	1,833,017
Payment-in-kind interest	(5,012)	1,389,729
Proceeds from disposal of investments	848,365	9,813,456
Restricted cash	1,712	(1,932,790)
Accounts receivable - affiliate and other	(115,104)	(465,164)
Interest receivable	188,740	(981,656)
Other assets	100,000	(383,700)
Accounts payable	246,535	(6,346)
NET CASH PROVIDED BY OPERATING ACTIVITIES	5,049,560	12,532,432

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings (payments) on line of credit	75,000	(1,415,000)
Contributions from partners	783,811	3,891,140
Distributions to partners	(5,943,368)	(14,806,966)
NET CASH USED IN FINANCING ACTIVITIES	(5,084,557)	(12,330,826)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(34,997)	201,606

CASH AND CASH EQUIVALENTS, beginning of year	953,215	751,609

CASH AND CASH EQUIVALENTS, end of year	$918,218	$953,215

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$5,377	$45,313

F-6

CAPITAL POINT PARTNERS FUND

COMBINED SCHEDULES OF INVESTMENTS

		December 31, 2013
Portfolio Company	Date of Initial Investment	Shares/Units	Principal Value	Fair Value

Performance Alloys, LLC	September 25,
14% (2% deferred) secured subordinated promissory note due March 31, 2017	2007 (restructured on November 17, 2010)		$10,856,133	$10,837,696

Big Lake Services, Inc.	November 1,
13% secured subordinated promissory note due April 1, 2018	2007		5,500,000	5,500,000

Advantis Healthcare Solutions, LLC	December 9,
12.5% secured subordinated promissory note matured December 10, 2012	2007		6,400,729	6,431,722
Warrant to purchase shares of common stock		250,000		9,115
Common stock		475,000 - Series A		17,319
		9,500,000 - Series B		346,377

Rockfish Seafood Grill, Inc.	July 28,
13% secured subordinated promissory note due July 28, 2016	2008		5,050,000	6,188,048
Warrant to purchase shares of membership interest		10.0% membership interest		-
Membership interest		89.4% membership interest		1,085,092

Medicia Holdings, LLC	October 29,
18% (3% deferred) secured subordinated promissory note matured December 31, 2013	2008		6,432,160	-
6% secured subordinated promissory note due January 27, 2014			400,000	-
15% (12% deferred) secured subordinated promissory note due December 31, 2014			787,000	-
Warrant to purchase shares of common stock		23,684		-
Common stock		64,721		-
Preferred stock		685		-

Integrated Medical Partners	April 30,
25% (25% deferred) senior secured promissory note matured April 30, 2013	2009		11,542,020	4,126,524
Warrant to purchase shares of common stock		3,080		-
Membership interest		1,803		250,000

Action Resources, Inc.	June 10,
18% (3% deferred) senior subordinated secured promissory note due June 10, 2016 (extended in 2014)	2009		11,350,038	11,331,705
Warrant to purchase shares of common stock		168		2,328,896

Spencer Enterprises, Inc.	July 31,
Preferred stock	2009	500,000 - Class AA		1,800,000
		500,000 - Class BB		4,633,953

			$58,318,080	$54,886,447

F-7

CAPITAL POINT PARTNERS FUND

COMBINED SCHEDULES OF INVESTMENTS

		December 31, 2012
Portfolio Company	Date of Initial Investment	Shares/Units	Principal Value	Fair Value

Focus Management Group, LLC:	October 17,
● Tri-Parish Rehabilitation Hospital, LLC	2011
13% secured promissory note due October 1, 2013			$51,270	$51,270

Performance Alloys, LLC	September 25,
16% (3% deferred) secured subordinated promissory note due November 16, 2014	2007 (restructured on November 17, 2010)		10,426,463	10,385,526
Warrant to purchase shares of common stock		25,000		-
Common stock		54,130		2,500,000

Big Lake Services, Inc.	November 1,
13% secured subordinated promissory note due April 1, 2018	2007		5,500,000	5,500,000

Advantis Healthcare Solutions, LLC	December 9,
12.5% secured subordinated promissory note matured December 10, 2012	2007		6,400,729	5,250,000
Warrant to purchase shares of common stock		250,000		25,550
Common stock		475,000 - Series A		48,545
		9,500,000 - Series B		970,905

Rockfish Seafood Grill, Inc.	July 28,
13% secured subordinated promissory note due July 28, 2016	2008		5,050,000	5,009,688
Warrant to purchase shares of membership interest		10.0% membership interest		-
Membership interest		89.4% membership interest		530,000

Medicia Holdings, LLC	October 29,
18% (3% deferred) secured subordinated promissory note due December 31, 2013	2008		6,432,160	6,432,160
6% secured subordinated promissory note due January 27, 2014			400,000	400,000
15% (12% deferred) secured subordinated promissory note due December 31, 2014			300,000	300,000
Warrant to purchase shares of common stock		23,684		-
Common stock		64,721		-
Preferred stock		685		250,000

Integrated Medical Partners	April 30,
25% (25% deferred) senior secured promissory note due April 30, 2013	2009		11,542,020	9,952,012
Warrant to purchase shares of common stock		3,080		-
Membership interest		1,803		250,000

Action Resources, Inc.	June 10,
18% (3% deferred) senior subordinated secured promissory note due June 10, 2014	2009		11,350,038	11,291,704
Warrant to purchase shares of common stock		168		2,500,000

Spencer Enterprises, Inc.	July 31,
Preferred stock	2009	500,000 - Class AA		1,800,000
		500,000 - Class BB		5,164,178

			$57,452,680	$68,611,538

F-8

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined financial statements of Capital Point Partners Fund (the “Fund”) include the accounts of Capital Point Partners, L.P. (the “Partnership”), Capital Point Partners, Inc. (“Inc.”), and Capital Point Partners AIV, L.P. (“AIVLP”). The Partnership was legally formed on November 21, 2005, by Capital Point Management, L.P. (the “General Partner”) as a Delaware limited partnership. The Partnership’s initial closing date for capital committed was October 5, 2006. In accordance with the Agreement of Limited Partnership (the “Agreement”), the Partnership will continue for ten years from the initial closing date, unless sooner terminated or extended as provided for in the Agreement.

During September 2007, Capital Point Partners, Inc., a Delaware corporation was formed for the purpose of investing in securities for long-term appreciation. The Partnership owns 100% of the issued and outstanding shares of Inc.’s common stock which are included in the combined Statements of Net Assets at December 31, 2013 and 2012. Inc.’s operations consist of one equity investment in a portfolio company, which was fully exited in 2013.

In October 2008, Capital Point Partners AIV, L.P. was formed by the General Partner of the Partnership and several limited partners for the purpose of serving as an alternative investment vehicle and/or partner vehicle of the Partnership. The accounts of AIVLP are being combined with the Partnership as a result of common control and interrelationship of their activities.

The Fund seeks to invest in securities for long-term appreciation including, without limitation (1) to invest in securities of entities requiring capital to fund business growth; (2) to acquire the securities of business entities in connection with, among other things, leveraged buyouts of such entities in order to facilitate corporate restructurings, acquisitions, asset sales and other major corporate transactions; (3) to fund recapitalizations; and (4) to engage in other merchant banking activities that provide opportunities for long-term appreciation. The General Partner has appointed Capital Point Advisors, L.P. (“CPA”), an affiliate of the General Partner and the Partnership, to serve as the investment manager of the Partnership. The General Partner has a 1% interest in the Partnership. The remaining 99% interest is held by several limited partners.

Principles of Combination: All significant intercompany transactions and balances have been eliminated upon combination.

Cash and Cash Equivalents: The Fund considers all highly liquid financial instruments with a maturity of three months or less at the date of purchase to be cash equivalents.

Accounts Receivable - Affiliates: The Fund has receivables due from affiliates in the gross amount of $175,827 and $210,592 as of December 31, 2013 and 2012, respectively, for expenses incurred by the Fund on behalf of certain affiliates (portfolio companies in which the Fund has investments). Such amounts are unsecured, non-interest bearing, and payable upon demand. Management of the Fund believes such amounts are collectible except for an amount of $140,972 due from certain affiliates which was allowed as of December 31, 3013 and 2012.

The Fund had receivables due from affiliates for short-term cash advances of $575,000 and $100,000 as of December 31, 2013 and 2012, respectively.

F-9

In addition, at December 31, 2013 and 2012, the Fund had receivables due from affiliates in the amount of $0 and $311,312, respectively for title escrow, less a post-closing purchase price adjustment for net working capital, which was subsequently collected.

Restricted Cash: During 2012, the fund sold an equity investment in one of its portfolio companies and in conjuction therewith had restricted cash on deposit in an indenmification escrow bank account in the amount of $1,931,078 and $1,932,790 as of December 31, 2013 and 2012, respectively, as required by the purchase agreement. Under the agreement, the funds are to be released the later of sixty days after issuance of audited financial statements of the sold portfolio company for the year ended December 31, 2013, or the date that the investment company, and its affiliates, have no liability with respect to outstanding lawsuits. The 2013 financial statement audit of the portfolio company was completed on May 1, 2014 and as of the date of this report, only one lawsuit remains to be settled. The Fund expects release of the entire cash balance.

Other Assets: As of December 31, 2013 and 2012, the Fund had a $300,000 and $400,000, respectively, guarantee deposit outstanding to secure an over advance on an existing line of credit for a portfolio company with a third party credit provider. The deposit is to be released in increments as the portfolio company pays down the over advances on the line of credit.

Investments: The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund discontinues accruing interest on investments when it determines that interest is no longer collectible. If the Fund receives any cash after determining that interest is no longer collectible, it treats such cash as payment on any accrued interest, then principal balance until the entire interest and principal balance has been repaid, before it recognizes any additional interest income.

Interest accrued and charged to bad debt expense totaled $527,141 and $0 for the years ended December 31, 2013 and 2012, respectively, all of which were attributable to one portfolio company which ceased operations in the beginning of 2014.

The Fund has loans in its portfolio that may pay payment in kind (“PIK”) interest at the option of the portfolio company. The Fund adds PIK interest, if any, computed at the contractual rate specified in each loan agreement, to the principal balance of the loan and records as interest income. Upon an event of default, the Fund may enforce a default rate at its option which may be paid as PIK at the option of the portfolio company.

Investments are valued by taking into account the cost of the investment, the performance of the portfolio companies and other pertinent data. Generally, the Fund follows a policy in which the value of its investments is reflected at cost within the first year of an investment unless conditions indicate further analysis is warranted. After the first year, investments are accounted for at fair value. The Fund follows the current guidance related to fair value measurements and disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles (“GAAP”) and expands disclosures about fair value measurements. The definition of fair value retains the exchange price notion used in earlier definitions of fair value. The guidance clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. The guidance provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, the guidance provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

F-10

Deferred loan origination revenue is netted in a single line item with the associated debt investments.

The Fund has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with the current guidance. Under this guidance, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by the standard are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Fund invests primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Fund values all of its investments at fair value, as determined in good faith by the investment committee (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the investment committee’s estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the investment committee. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Fund might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s investment team to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

F-11

For valuation purposes, the Fund uses the income approach to value its debt instruments. Since the Fund’s general intent is to hold its loans to maturity, the fair value will not exceed the cost of the investment. A change in the assumptions that the Fund uses to estimate the fair value of its debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, the Fund may consider other factors in determining the fair value of the debt security, including the fair value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Accordingly, the fair value of the debt investments will not exceed the cost of the investment.

In valuing equity securities of private companies, the Fund uses the market approach and considers valuation methodologies consistent with industry practice, including (i) using a valuation model based on current transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Warrants are initially valued by the General Partner as agreed upon by the issuer and based upon a valuation method appropriate for the nature of the investment, which may include negotiated values and/or cash flow models considering the value of such instruments upon conversion to equity. Adjustments to the valuation are determined using the same methodology and approved by the investment committee. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. Changes in fair value are recorded as unrealized appreciation or depreciation of investments in the statements of operations. The Fund is the majority stakeholder in some portfolio companies.

The following table presents the Fund’s financial instruments that are measured and recognized at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as previously described:

	Fair Value at December 31, 2013
	Level 1	Level 2	Level 3	Total
Portfolio company investments	$-	$-	$54,886,447	$54,886,447

	Fair Value at December 31, 2012
	Level 1	Level 2	Level 3	Total
Portfolio company investments	$-	$-	$68,611,538	$68,611,538

F-12

The following table reconciles the beginning and ending balances of the Fund’s portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	Year Ended December 31,
	2013	2012
Fair Value of portfolio, beginning of year	$68,611,538	$76,959,813
Purchase of investments	487,000	2,225,000
Amortization of loan discount	424,658	641,440
Realized gain on investments	98,365	9,495,406
Proceeds from disposal of investments	(848,365)	(9,813,456)
Principal repayments	(51,270)	(1,833,017)
Interest receivable converted to investments	-	198,183
Amortization of deferred loan origination revenue	84,250	286,236
Unrealized depreciation on investments	(13,924,741)	(8,158,338)
Payment-in-kind interest	5,012	(1,389,729)
Fair value of portfolio, end of year	$54,886,447	$68,611,538

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Fund’s statements of operations. Net unrealized losses on investments totaled $13,924,741 and $8,158,338 for the years ended December 31, 2013 and 2012, respectively, of which $1,750,000 and $5,681,950 of the net unrealized loss for 2013 and 2012 were a reversal of prior year’s unrealized gains due to the realized gains from the disposition of investments. Other unrealized losses for the years ended December 31, 2013 and 2012, included $7,869,160 and $1,896,780, respectively, that was attributable to one portfolio company which ceased operations in the beginning of 2014 and $5,835,988 and $2,829,608, respectively, that was attributable to another portfolio company, which has incurred significant revenue declines from the loss of key customers. The remaining portfolio totaled net unrealized gains of $1,530,407 and $2,250,000 for the years ended December 31, 2013 and 2012, respectively. During 2013, the Fund sold its residual equity interest in of one of its portfolio companies for $846,618, resulting in a realized gain of $96,618. Additionally, the Fund received $1,747 related to a previously disposed investment for a realized gain for $1,747.

During 2012, the Fund purchased 500,000 Class AA preferred stock of one of its portfolio companies.  In conjunction therewith, the Fund reassigned the net value of its relinquished common stock and warrants of $1,300,000 to the value of Class AA preferred stock. In addition, the Fund converted their existing note receivable with a fair market value of $5,164,178 as consideration for 500,000 Class BB preferred stock.

Allocation of Partnership Income or Loss: Each partner’s opening capital account shall be adjusted as of the close of business on the last day of each fiscal year end as follows:

(i)	Short-term investment income (loss) is allocated to the partners in accordance with the partners’ percentages in the investments that produced such income and credited (debited) to their respective capital accounts.

(ii)	Net profits for a fiscal year are credited to the partners’ opening capital accounts in the following manner and order of priority:

a.	Up to an amount equal to the amount of any prior allocations of net losses that are not attributable to operating expenses and that have not been previously offset by allocations shall be allocated to the partners in a manner that reverses the allocations made pursuant to such provision;

b.	Up to an amount equal to the excess of the cumulative operating expenses allocable to realized investments distributed to the partners and any year-end distributions for the fiscal year over the amounts allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

F-13

c.	Up to an amount equal to the excess of cumulative priority returns distributed to the partners and any year-end distributions for the fiscal year over the amounts allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

d.	Up to an amount equal to the excess of the cumulative realized investment distributed to the partners and any year-end distributions for the fiscal year over amounts allocated in prior fiscal years, reduced by the net loss allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

e.	80% to the partners (to be apportioned among them in accordance with their respective partner’s percentage) and 20% to the General Partner.

(iii)	Net losses are charged against such opening capital accounts in order of priority:

a.	80% to the partners (in accordance with their respective partners’ percentages in the investments resulting in such net losses), and 20% to the General Partner until such time as the total net losses allocated to such partners equal the total net profits allocated to such partners in prior fiscal years.

b.	Net losses are then allocated to the General Partner until the total net losses allocated to the General Partner for the fiscal year and prior fiscal years shall equal the net profits from realized investments and current income allocated to the General Partner in prior fiscal years; net losses shall then be allocated to limited partners for the fiscal year and prior fiscal years until such amounts equal the net profits from realized investments and current income allocated to the limited partners in prior fiscal years.

c.	Thereafter, net losses are allocated to the partners (in accordance with their respective partners’ percentages) provided, however, that at such time as the balance of a limited partner’s capital account has been reduced to zero, such allocation shall be made only to limited partners with a positive capital account balance and at such time as the capital account of all limited partners shall have been reduced to zero, net losses shall be allocated 100% to the general partner.

Distributions: Distributions of cash and/or property (including securities) are made as and when determined by the General Partner from time to time as practicable (and in any case within 90 days after receipt thereof by the Partnership), all net cash proceeds from realized investments, less an amount determined by the General Partner to cover operating expenses and anticipated Partnership obligations. Short-term investment income and current income is distributed no less frequently than annually.

F-14

Distributions of net proceeds from a realized investment and current income (collectively, “Distributable Cash”) are distributed to the partners in the following amounts and order of priority:

(i)	100% to all partners in proportion to their respective capital contributions until the cumulative amount distributed equals the sum of the cost basis of all realized investments plus the cumulative amount of any write downs of portfolio securities not distributed to such partners and the cumulative amount of operating expenses paid by the Partnership allocated to realized investments in which such partner participated and not distributed.

(ii)	100% to all partners in proportion to their respective capital contributions until the cumulative amount distributed to each respective partner equals the unpaid priority return then applicable to such respective partner.

(iii)	If Distributable Cash results from a realized investment, 100% is distributed to the General Partner until the General Partner shall have received in its capacity as the general partner an amount equal to 20% of the total amount distributed for realized investments, current income and unpaid priority return; if the Distributable Cash results from current income, 80% will be distributed to the general partner and 20% to all partners in proportion to their respective capital contributions with respect to such current income until the general partner shall have received in its capacity as the general partner an amount equal to 20% of the total amount distributed for realized investment, current income and unpaid priority return.

(iv)	Thereafter, 80% to all partners (to be apportioned among them pro rata in accordance with their respective capital contribution with respect to such realized investment or current income), and 20% to the General Partner.

“Unpaid Priority Return” means, as of any date of distribution, the excess of the priority return calculated for a respective partner as of such date over any amounts distributed to such partner prior to such date, other than distributions to the General Partner in its capacity as a General Partner.

Investment Fee Income: The Fund records investment fee income for fees associated with its portfolio investments, including, but not limited to, amendments, closing and/or commitment fees associated with its investments.  These fees are recognized as income when the investment transaction closes and the Fund expects to collect such fees.  During the years ended December 31, 2013 and 2012 the Fund earned investment fee income of $1,972,482 and $0, respectively.

Loan Origination Fee Income: The Fund charges a loan origination fee to its borrowers for its services in connection with the negotiation and consummation of the transactions of the loan agreement. The fees are deferred and amortized over the life of the related loan.

Use of Estimates: The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk: The Fund maintains cash balances at a financial institution which, at times, exceeds Federal Deposit Insurance Corporation insured limits of $250,000 per deposit. The Fund monitors the financial condition of the financial institution and has not experienced any losses in such accounts.

F-15

Federal and State Income Taxes: Capital Point Partners, Inc. is a Delaware corporation and is subject to federal income taxes. The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that are in effect at the balance sheet date. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits of Inc.’s tax returns.

Partnerships are not tax paying entities and their pro rata share of income, losses, and tax credits are reported by its partners, as provided in the partnership agreement, on their income tax returns. Therefore, no provision for income taxes is made in the accompanying combined financial statements for the Partnership.

The Fund follows guidance issued by the Financial Accounting Standards Board (“FASB”) regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the combined financial statements and applies to all income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the combined financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

The income tax position taken by the Fund for any years open under the various statutes of limitations is that for entities organized as partnerships continue to be exempt from income taxes by virtue of its pass through entity status. Management believes this tax position meets the more-likely-than-not threshold and, accordingly, the tax benefit of this income tax position (no income tax expense or liability) has been recognized for the years ended on or before December 31, 2013. For Inc., management of the Fund believes there are no uncertain tax positions that would require recognition in the combined financial statements.

The Fund has elected to record income tax related interest and penalties, if any, as a component in the provision for income tax expense.

The Fund believes that there are no tax positions taken or expected to be taken that would significantly increase or decrease unrecognized tax benefits within 12 months of the reporting date.

The Fund is subject to a Texas margin tax which applies to legal entities conducting business in Texas, including previously non-taxable entities such as limited partnerships and limited liability partnerships. The margin tax is based on the Fund’s Texas sourced taxable margin. The tax is calculated by applying a tax rate to a base that considers both revenues and expenses and therefore has the characteristics of an income tax. The Fund did not incur any significant Texas margin tax or other state taxes for the years ended December 31, 2013 and 2012. The Fund is also subject to state taxes in Alabama, Florida, and Georgia. State tax expense was insignificant for 2013 and 2012.

F-16

None of the Fund’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, fiscal years 2009 and later remain subject to examination by the State of Texas and fiscal years 2010 and later remain subject to examination by the IRS and other respective states (Alabama, Florida and Georgia).

Fair Value Option for Financial Assets and Financial Liabilities: The Fund follows the FASB standard on the fair value option for financial assets and financial liabilities. This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. The Fund elected not to fair value any additional financial instruments.

Commitments and Contingencies: The Securities and Exchange Commission (“SEC”) is in the process of conducting a presence examination of CPA, the Fund’s investment manager, in connection with CPA’s registration as an investment adviser. The results of the examination are not expected to impact the financial operations of the Fund.

Subsequent Events: The Fund has evaluated events occurring after the balance sheet date for possible disclosure as a subsequent event. The Fund monitored for subsequent events through the date that these financial statements were available to be issued June 5, 2014. See Note G for disclosure of subsequent events.

NOTE B - CAPITAL CONTRIBUTIONS

The limited partners of the Fund have irrevocably subscribed to $81,455,696 of Partnership limited partnership interests, of which $79,641,705 and $78,862,575 have been contributed as of December 31, 2013 and 2012, respectively. The General Partner has committed a minimum of 1% of aggregate funded capital contributions to the Partnership. The commitment period shall commence on the initial closing date and end on the earliest to occur of (1) the fifth anniversary of the initial closing date; or (2) the date on which seventy-five percent in interest of the limited partners have elected in writing to terminate the commitment period; or (3) the date on which two-thirds in interest of the limited partners have elected in writing to terminate the commitment period following the occurrence of a cause event as defined in the Agreement. Additional funding of capital contributions shall be made on a pro rata basis upon issuance by the General Partner of a funding notice as defined in the Partnership Agreement. Should a limited partner fail to make a required capital contribution, the General Partner has the right to charge such limited partner interest at an annual rate equal to the prime rate plus 6% on the amount due, not to exceed the amount of such limited partner’s capital account.

NOTE C - RELATED PARTY TRANSACTIONS AND MANAGEMENT FEES

Management fees are paid to the investment manager as compensation for services rendered in the management of the Fund. The investment manager’s fee is calculated for each annual period, commencing with the period beginning on the initial closing date and ending on the last day of the commitment period, as 1.75% times the aggregate commitments of all partners as of each March 31, June 30, September 30 and December 31 occurring therein. For each annual period commencing after the last day of the commitment period, management compensation shall equal 1.65% times the aggregate cost basis (before write downs) of all portfolio securities less all distributions for the cost basis of all realized investments plus the cumulative amounts of any write downs of portfolio securities not theretofore distributed, calculated as of March 31, June 30, September 30 and December 31. Management compensation is reduced in all cases by 100% of all breakup fees, directors’ fees, or transaction fees received by the investment manager in excess of broken deal expenses reimbursed to the Fund. During 2013 and 2012, respectively, the Fund incurred $1,101,966 and $1,084,853 of management fees to the investment manager.

F-17

During the year ended December 31, 2013 and 2012, the Fund incurred $6,750 and $24,286, respectively, for legal and compliance fees on behalf of the investment manager for investment adviser registration and compliance. These expenses were approved by the Fund’s Advisory Board.

During the year ended December 31, 2013, the Fund incurred $63,145 of legal expenses related to the SEC’s presence exam of CPA, the Fund’s investment manager, in connection with CPA’s registration as an investment adviser. These expenses were approved by the Fund’s Advisory Board.

During the year ended December 31, 2013 and 2012, the Fund incurred $355,251 and $144,525, respectively, of legal expenses for a lawsuit of which a principal of CPA, the investment manager, is a named defendant in his capacity as general partner and investment manager of the Fund. The Advisory Board of the Fund has indemnified the principal and pursuant to Section 2.4 of the Agreement, the Fund is obligated to cover these expenses.

NOTE D - PARTNERSHIP CAPITAL

All dividend and interest income as well as net capital gains and losses derived from the disposition of investments by the Fund will be allocated among the limited partners in a manner consistent with the distribution provisions outlined above.

F-18

Net asset activity for 2013 includes:

	Capital Balance as of January 1, 2013	Contributions	Distributions	Income Allocation	Capital Balance as of December 31, 2013
Limited Partners:

General Retirement System of the City of Detroit	$8,710,396	$95,651	$(652,053)	$(1,169,753)	$6,984,241

New Mexico State Investment Council Permanent Fund	17,420,792	191,302	(1,304,107)	(2,339,507)	13,968,480

New Haven Policeman and Fireman's Retirement Fund	2,613,119	28,695	(195,618)	(350,926)	2,095,270

Amegy Holding Delaware, Inc.	1,741,967	19,130	(130,411)	(233,951)	1,396,735

Little Rock Police Pension and Relief Fund	3,038,114	33,478	(228,219)	(409,414)	2,433,959

City of Austin Police Retirement System	8,684,642	95,651	(652,053)	(1,169,753)	6,958,487

Seattle City Employees' Retirement System	4,342,091	47,825	(326,027)	(584,877)	3,479,012

Little Rock Fireman's Relief and Pension Fund	3,029,919	33,478	(228,219)	(409,414)	2,425,764

Capital Link Fund I, LLC	14,246,198	157,400	(1,073,000)	(1,924,911)	11,405,687

Aldus/New York Fire Fund, L.P.	2,597,308	28,695	(195,616)	(350,926)	2,079,461

CT Horizon Legacy Fund, L.P.	4,327,048	47,825	(326,027)	(584,877)	3,463,969

Total Limited Partners	70,751,594	779,130	(5,311,350)	(9,528,309)	56,691,065

General Partner	3,368,760	4,681	(632,018)	(96,246)	2,645,177

Total Partnership Capital	$74,120,354	$783,811	$(5,943,368)	$(9,624,555)	$59,336,242

F-19

NOTE D - PARTNERSHIP CAPITAL (Continued)

Net asset activity for 2012 includes:

	Capital Balance as of January 1,			Income	Capital Balance as of December 31,
	2012	Contributions	Distributions	Allocation	2012
Limited Partners:

General Retirement System of the City of Detroit	$9,104,802	$472,632	$(1,750,154)	$883,116	$8,710,396

New Mexico State Investment Council Permanent Fund	18,209,603	945,263	(3,500,308)	1,766,234	17,420,792

New Haven Policeman and Fireman's Retirement Fund	2,731,441	141,789	(525,046)	264,935	2,613,119

Amegy Holding Delaware, Inc.	1,820,854	94,526	(350,030)	176,617	1,741,967

Little Rock Police Pension and Relief Fund	3,176,771	165,421	(612,554)	308,476	3,038,114

City of Austin Police Retirement System	9,080,553	472,632	(1,750,154)	881,611	8,684,642

Seattle City Employees' Retirement System	4,540,060	236,316	(875,077)	440,792	4,342,091

Little Rock Fireman's Relief and Pension Fund	3,169,055	165,421	(612,554)	307,997	3,029,919

Capital Link Fund I, LLC	14,900,326	777,748	(2,880,000)	1,448,124	14,246,198

Aldus/New York Fire Fund, L.P.	2,716,554	141,789	(525,046)	264,011	2,597,308

CT Horizon Legacy Fund, L.P.	4,525,897	236,316	(875,078)	439,913	4,327,048

Total Limited Partners	73,975,916	3,849,853	(14,256,001)	7,181,826	70,751,594

General Partner	3,304,634	41,287	(550,965)	573,804	3,368,760

Total Partnership Capital	$77,280,550	$3,891,140	$(14,806,966)	$7,755,630	$74,120,354

NOTE E - LINE OF CREDIT

The Fund had in place a revolving line-of-credit facility (the “Facility”) of a maximum $750,000, with variable interest payable monthly at the lesser of (a) the greater of lender prime rate or 4% annum rate or (b) maximum rate per law, and a maturity date of July 5, 2014. As of December 31, 2013 and 2012, the balance on the revolving line-of-credit was $575,000 and $500,000, respectively. The Facility is secured by the unpaid commitments of the Fund. As of December 31, 2013, the Fund was in compliance with its covenants.

F-20

NOTE F - INCOME TAXES

Inc.’s 2013 deferred income taxes result primarily from the following:

Deferred Income Taxes at December 31, 2013
	Net operating	Valuation allowance	Net
	loss carry-	for deferred	deferred tax
	forward	tax asset	asset

Federal	$-	$-	$-

State	-	-	-

Total	$-	$-	$-

Inc.’s 2012 deferred income taxes result primarily from the following:

	Deferred Income Taxes at December 31, 2012
	Net operating	Valuation allowance	Net
	loss carry-	for deferred	deferred tax
	forward	tax asset	asset

Federal	$21,400	$(21,400)	$-

State	28,400	(28,400)	-

Total	$49,800	$(49,800)	$-

For financial reporting purposes, a valuation allowance amounting to $49,800 was established to fully offset Inc.’s deferred tax assets as of December 31, 2012, as it was more likely than not these assets would not be utilized. For the years ended December 31, 2013 and 2012, there is no income tax expense recognized.

NOTE G - SUBSEQUENT EVENTS

During February 2014, the Fund made distributions to the partners totaling $5,610,000 related to the early payoff of the Big Lake Services loan which occurred in January 2014. The cash received from Big Lake Services for the payoff of the loan included $4,600,000 of principal, $961,569 of accrued interest and a prepayment penalty of $110,000.

In May 2014, the Fund restructured its investment in Integrated Medical Partners, by converting its entire subordinated debt position into a preferred equity position. The Fund now has a controlling equity position in the company and will get a majority of the first $10 million of sales proceeds from any future sale of the company pursuant to an agreed upon liquidation waterfall structure.

F-21

CAPITAL POINT PARTNERS FUND

COMBINED STATEMENTS OF FINANCIAL POSITION

	September 30,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Investments at fair value (cost of $66,310,534 and $75,620,725, respectively), non affiliate	$50,818,176	$54,886,447
Cash and cash equivalents	733,764	918,218
Restricted cash	1,931,221	1,931,078
Accounts receivable from portfolio companies, net of allowance for doubtful accounts of $140,972	1,547,307	609,855
Interest receivable	1,610,023	1,661,393
Prepaid expenses	25,000	-
Other assets	300,000	300,000

TOTAL ASSETS	$56,965,491	$60,306,991

LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Accrued Expenses	$90,743	$395,749
Line of credit	432,314	575,000
Legal settlement payable	325,000	-
TOTAL LIABILITIES	848,057	970,749

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
General Partner	2,614,658	2,645,177
Limited Partners	53,502,776	56,691,065
TOTAL PARTNERS' CAPITAL	56,117,434	59,336,242

TOTAL LIABILITIES AND PARTNERS CAPITAL	$56,965,491	$60,306,991

F-22

CAPITAL POINT PARTNERS FUND

COMBINED STATEMENTS OF INCOME

	Nine Months Ended September 30,
	2014	2013
	(Unaudited)
INVESTMENT INCOME
Interest income on investments, non-affiliate	$2,698,489	$3,244,655
Loan origination fees	43,646	65,813
Fees received on early debt repayment	110,000	-
Monitoring fees on portfolio companies, non-affiliate	23,172	-
Short-term investment income	290	301
TOTAL INVESTMENT INCOME	2,875,597	3,310,769

OPERATING EXPENSES
Management fees	688,659	826,350
Professional fees	306,874	198,410
Legal settlement	525,000	-
Other operating expenses	14,717	8,184
Interest expense	16,165	486
TOTAL OPERATING EXPENSES	1,551,415	1,033,430

NET INVESTMENT INCOME	1,324,182	2,277,339

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gain	9,520	1,747
TOTAL NET GAIN ON INVESTMENTS	9,520	1,747

NET INCOME	$1,333,702	$2,279,086

F-23

CAPITAL POINT PARTNERS FUND

COMBINED STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

NINE MONTHS ENDED SEPTEMBER 30, 2014

(Unaudited)

	General	Limited
	Partner	Partners	Total
Balance at December 31, 2013	$2,645,177	$56,691,065	$59,336,242

Contributions from partners	13,519	1,043,971	1,057,490

Distributions to partners	(56,100)	(5,553,900)	(5,610,000)

Net income	12,062	1,321,640	1,333,702

Balance at September 30, 2014	$2,614,658	$53,502,776	$56,117,434

F-24

CAPITAL POINT PARTNERS FUND

COMBINED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2014	2013
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,333,702	$2,279,086
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of loan origination fees	(43,646)	(65,813)
Amortization of loan discount	(318,494)	(318,494)
Realized gain from disposition of investments	(9,520)	(1,747)
Purchase of investments	(900,000)	(200,000)
Principal payments received on investments	-	51,270
Payment-in-kind interest	(169,590)	-
Proceeds from disposal of investments	5,509,520	1,747
Restricted cash	(143)	(160)
Changes in other assets and liabilities:
Accounts receivable from portfolio companies	(937,452)	(65,190)
Interest receivable	51,370	(193,311)
Prepaid Expenses	(25,000)	-
Other assets	-	100,000
Accrued Expenses	(305,005)	(33,281)
Legal settlement payable	325,000	-
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,510,742	1,554,107

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings on line of credit	(142,686)	(225,000)
Contributions from partners	1,057,490	497,600
Distributions to partners	(5,610,000)	(2,493,368)
NET CASH USED IN FINANCING ACTIVITIES	(4,695,196)	(2,220,768)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(184,454)	(666,661)

CASH AND CASH EQUIVALENTS, beginning of period	918,218	953,215

CASH AND CASH EQUIVALENTS, end of period	$733,764	$286,554

F-25

CAPITAL POINT PARTNERS FUND

COMBINED SCHEDULE OF INVESTMENTS

		September 30, 2014 (Unaudited)
	Date of Initial		Principal		Fair
Portfolio Company	Investment	Shares/Units	Value	Cost	Value

Performance Alloys, LLC	September 25,
14% (4% deferred) secured	2007
subordinated promissory note due March 31, 2017	(restructured on		$11,344,216	$11,342,654	$11,342,654
	November 17, 2010)

Advantis Healthcare Solutions, Inc.	December 9,
12.5% secured subordinated promissory note	2007
matured December 10, 2012			6,400,729	6,400,729	6,431,722
Warrant to purchase shares of common stock		250,000		-	9,115
Common stock		475,000 - Series A		276,550	17,319
		9,500,000 - Series B		5,530,950	346,377

Rockfish Seafood Grill, Inc.	July 28,
13% secured subordinated promissory note due July 28, 2016	2008		5,950,000	5,929,375	7,096,486
Warrant to purchase shares of membership interest		10.0% membership interest		100	-
Membership interest		89.4% membership interest		1,980,001	1,085,092

Medicia Holdings, LLC	October 29,
18% (3% deferred) secured subordinated promissory	2008
note matured December 31, 2013			6,432,160	6,432,160	-
6% secured subordinated promissory note due
January 27, 2014			400,000	400,000	-
15% (12% deferred) secured subordinated
promissory note due December 31, 2014			787,000	787,000	-
Warrant to purchase shares of common stock		23,684		-	-
Common stock		64,721		64,720	-
Preferred stock		685		685,280	-

Integrated Medical Partners, LLC	April 30,
Membership interest	2009	80% membership		7,800,100	4,376,524
		interest

Action Resources, Inc.	June 10,
13% senior subordinated secured promissory note	2009
due June 10, 2016 (extended in 2014)			11,350,038	11,350,038	11,350,038
Warrant to purchase shares of common stock		168		-	2,328,896

Spencer Enterprises, Inc.	July 31,
Preferred stock	2009	500,000 - Class AA		2,166,699	1,800,000
		500,000 - Class BB		5,164,178	4,633,953

			$42,664,143	$66,310,534	$50,818,176

F-26

CAPITAL POINT PARTNERS FUND

COMBINED SCHEDULE OF INVESTMENTS

		December 31, 2013
	Date of Initial		Principal		Fair
Portfolio Company	Investment	Shares/Units	Value	Cost	Value

Performance Alloys, LLC	September 25,
16% (3% deferred) secured subordinated promissory note due November 16, 2014	2007 (restructured on November 17, 2010)		10,856,133	10,837,696	10,837,696

Big Lake Services, Inc.	November 1,
13% secured subordinated	2007
promissory note due April 1, 2018			5,500,000	5,500,000	5,500,000

Advantis Healthcare Solutions, Inc.	December 9,
12.5% secured subordinated promissory note matured December 10, 2012	2007		6,400,729	6,400,729	6,431,722
Warrant to purchase shares of common stock		250,000		-	9,115
Common stock		475,000 - Series A		276,550	17,319
		9,500,000 - Series B		5,530,950	346,377

Rockfish Seafood Grill, Inc.	July 28,
13% secured subordinated promissory note due July 28, 2016	2008		5,050,000	5,020,937	6,188,048
Warrant to purchase shares of		10.0% membership
membership interest		interest		100	-
Membership interest		89.4% membership
		interest		1,980,001	1,085,092

Medicia Holdings, LLC	October 29,
18% (3% deferred) secured subordinated promissory note due December 31, 2013	2008		6,432,160	6,432,160	-
6% secured subordinated promissory note due January 27, 2014			400,000	400,000	-
15% (12% deferred) secured subordinated			787,000		-
promissory note due December 31, 2014				787,000
Warrant to purchase shares of common stock		23,684		-	-
Common stock		64,721		64,720	-
Preferred stock		685		685,280	-

Integrated Medical Partners, LLC	April 30,
25% (25% deferred) senior secured promissory note due April 30, 2013	2009		11,542,020	11,542,020	4,126,524
Warrant to purchase shares of common stock		3,080			-
Membership interest		1,803		1,500,000	250,000

Action Resources, Inc.	June 10,
18% (3% deferred) senior subordinated secured promissory note due June 10, 2014	2009		11,350,038	11,331,705	11,331,705
Warrant to purchase shares of common stock		168		-	2,328,896

Spencer Enterprises, Inc.	July 31,
Preferred stock	2009	500,000 - Class AA		2,166,699	1,800,000
		500,000 - Class BB		5,164,178	4,633,953

			$58,318,080	$75,620,725	$54,886,447

F-27

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined financial statements of Capital Point Partners Fund (the “Fund”) include the accounts of Capital Point Partners, L.P. (the “Partnership”), Capital Point Partners, Inc. (“Inc.”), and Capital Point Partners AIV, L.P. (“AIVLP”). The Partnership was legally formed on November 21, 2005, by Capital Point Management, L.P. (the “General Partner”) as a Delaware limited partnership. The Partnership’s initial closing date for capital committed was October 5, 2006. In accordance with the Agreement of Limited Partnership (the “Agreement”), the Partnership will continue for ten years from the initial closing date, unless sooner terminated or extended as provided for in the Agreement.

During September 2007, Capital Point Partners, Inc., a Delaware corporation was formed for the purpose of investing in securities for long-term appreciation. The Partnership owns 100% of the issued and outstanding shares of Inc.’s common stock which are included in the combined Statements of Financial Postion at September 30, 2014 and December 31, 2013. Inc.’s operations consist of one equity investment in a portfolio company, which was fully exited in 2013.

In October 2008, Capital Point Partners AIV, L.P. was formed by the General Partner of the Partnership and several limited partners for the purpose of serving as an alternative investment vehicle and/or partner vehicle of the Partnership. The accounts of AIVLP are being combined with the Partnership as a result of common control and interrelationship of their activities.

The Fund seeks to invest in securities for long-term appreciation including, without limitation (1) to invest in securities of entities requiring capital to fund business growth; (2) to acquire the securities of business entities in connection with, among other things, leveraged buyouts of such entities in order to facilitate corporate restructurings, acquisitions, asset sales and other major corporate transactions; (3) to fund recapitalizations; and (4) to engage in other merchant banking activities that provide opportunities for long-term appreciation. The General Partner has appointed Capital Point Advisors, L.P. (“CPA”), an affiliate of the General Partner and the Partnership, to serve as the investment manager of the Partnership. The General Partner has a 1% interest in the Partnership. The remaining 99% interest is held by several limited partners.

Basis of Presentation: The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

The results of operations for the nine months ended September 30, 2014 are not necessarily indicative of results ultimately achieved for the year. The interim unaudited financial statements and notes thereto should be read in conjuction with the audited financial statements and notes for the year ended December 31, 2013.

Principles of Combination: All significant intercompany transactions and balances have been eliminated upon combination.

Cash and Cash Equivalents: The Fund considers all highly liquid financial instruments with a maturity of three months or less at the date of purchase to be cash equivalents.

Accounts Receivable from Portfolio Investment Companies: The Fund has receivables due from affiliates in the gross amount of $188,279 and $175,827 as of September 30, 2014 and December 31, 2013, respectively, for expenses incurred by the Fund on behalf of certain affiliates (portfolio companies in which the Fund has investments). Such amounts are unsecured, non-interest bearing, and payable upon demand. Management of the Fund believes such amounts are collectible except for an amount of $140,972 due from certain affiliates which was allowed as of September 30, 2014 and December 31, 2013.

F-28

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund had receivables due from affiliates for short-term cash advances of $1,500,000 and $575,000 as of September 30, 2014 and December 31, 2013, respectively.

Restricted Cash: During 2012, the fund sold an equity investment in one of its portfolio companies and in conjuction therewith had restricted cash on deposit in an indenmification escrow bank account in the amount of $1,931,221 and $1,931,078 as of September 30, 2014 and December 31, 2013, respectively, as required by the purchase agreement. Under the agreement, the funds are to be released the later of sixty days after issuance of audited financial statements of the sold portfolio company for the year ended December 31, 2013, or the date that the investment company, and its affiliates, have no liability with respect to outstanding lawsuits. The 2013 financial statement audit of the portfolio company was completed on May 1, 2014 and as of the date of this report, only one lawsuit remains to be settled. The Fund expects release of the entire cash balance.

Other Assets: As of September 30, 2014 and December 31, 2013, the Fund had a $300,000 and $300,000, respectively, guarantee deposit outstanding to secure an over advance on an existing line of credit for a portfolio company with a third party credit provider. The deposit is to be released in increments as the portfolio company pays down the over advances on the line of credit.

Investments: The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund discontinues accruing interest on investments when it determines that interest is no longer collectible. If the Fund receives any cash after determining that interest is no longer collectible, it treats such cash as payment on any accrued interest, then principal balance until the entire interest and principal balance has been repaid, before it recognizes any additional interest income.

The Fund has loans in its portfolio that may pay payment in kind (“PIK”) interest at the option of the portfolio company. The Fund adds PIK interest, if any, computed at the contractual rate specified in each loan agreement, to the principal balance of the loan and records as interest income. Upon an event of default, the Fund may enforce a default rate at its option which may be paid as PIK at the option of the portfolio company.

Investments are valued by taking into account the cost of the investment, the performance of the portfolio companies and other pertinent data. Generally, the Fund follows a policy in which the value of its investments is reflected at cost within the first year of an investment unless conditions indicate further analysis is warranted. After the first year, investments are accounted for at fair value. The Fund follows the current guidance related to fair value measurements and disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles (“GAAP”) and expands disclosures about fair value measurements. The definition of fair value retains the exchange price notion used in earlier definitions of fair value. The guidance clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. The guidance provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, the guidance provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

F-29

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred loan origination revenue is netted in a single line item with the associated debt investments.

The Fund has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with the current guidance. Under this guidance, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by the standard are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Fund invests primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Fund values all of its investments at fair value, as determined in good faith by the investment committee (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the investment committee’s estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the investment committee. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Fund might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s investment team to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

F-30

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

For valuation purposes, the Fund uses the income approach to value its debt instruments. Since the Fund’s general intent is to hold its loans to maturity, the fair value will not exceed the cost of the investment. A change in the assumptions that the Fund uses to estimate the fair value of its debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, the Fund may consider other factors in determining the fair value of the debt security, including the fair value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Accordingly, the fair value of the debt investments will not exceed the cost of the investment.

In valuing equity securities of private companies, the Fund uses the market approach and considers valuation methodologies consistent with industry practice, including (i) using a valuation model based on current transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Warrants are initially valued by the General Partner as agreed upon by the issuer and based upon a valuation method appropriate for the nature of the investment, which may include negotiated values and/or cash flow models considering the value of such instruments upon conversion to equity. Adjustments to the valuation are determined using the same methodology and approved by the investment committee. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. Changes in fair value are recorded as unrealized appreciation or depreciation of investments in the statements of operations. The Fund is the majority stakeholder in some portfolio companies.

The following table presents the Fund’s financial instruments that are measured and recognized at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as previously described:

	Fair Value at September 30, 2014 (Unaudited)
	Level 1	Level 2	Level 3	Total
Portfolio company investments	$-	$-	$50,818,176	$50,818,176

	Fair Value at December 31, 2013
	Level 1	Level 2	Level 3	Total
Portfolio company investments	$-	$-	$54,886,447	$54,886,447

F-31

The following table reconciles the beginning and ending balances of the Fund’s portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	Nine Months Ended September 30,
	2014	2013
	(Unaudited)

Fair Value of portfolio, beginning of period	$54,886,447	$68,611,538
Purchase of investments	900,000	200,000
Amortization of loan discount	318,494	318,494
Realized gain on investments	9,520	1,747
Proceeds from disposal of investments	(5,509,520)	(1,747)
Principal repayments	-	(51,270)
Amortization of deferred loan origination revenue	43,646	65,813
Payment-in-kind interest	169,589	-
Fair value of portfolio, end of period	$50,818,176	$69,144,575

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Fund’s statements of income. For the periods ended September 30, 2014 and 2013, the Fund received $9,520 and $1,747, respectively related to previously disposed investments for realized gains for $9,520 and $1,747, respectively.

During 2012, the Fund purchased 500,000 Class AA preferred stock of one of its portfolio companies.  In conjunction therewith, the Fund reassigned the net value of its relinquished common stock and warrants of $1,300,000 to the value of Class AA preferred stock. In addition, the Fund converted their existing note receivable with a fair market value of $5,164,178 as consideration for 500,000 shares of Class BB preferred stock.

In May 2014, the Fund restructured its investment in Integrated Medical Partners, by converting its entire subordinated debt position into a preferred equity position. The Fund now has a controlling equity position in the company and will get a majority of the first $10 million of sales proceeds from any future sale of the company pusuant to an agreed upon liquidation waterfall structure.

Allocation of Partnership Income or Loss: Each partner’s opening capital account shall be adjusted as of the close of business on the last day of each fiscal year end as follows:

(iv)	Short-term investment income (loss) is allocated to the partners in accordance with the partners’ percentages in the investments that produced such income and credited (debited) to their respective capital accounts.

(v)	Net profits for a fiscal year are credited to the partners’ opening capital accounts in the following manner and order of priority:

a.	Up to an amount equal to the amount of any prior allocations of net losses that are not attributable to operating expenses and that have not been previously offset by allocations shall be allocated to the partners in a manner that reverses the allocations made pursuant to such provision;

b.	Up to an amount equal to the excess of the cumulative operating expenses allocable to realized investments distributed to the partners and any year-end distributions for the fiscal year over the amounts allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

F-32

c.	Up to an amount equal to the excess of cumulative priority returns distributed to the partners and any year-end distributions for the fiscal year over the amounts allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

d.	Up to an amount equal to the excess of the cumulative realized investment distributed to the partners and any year-end distributions for the fiscal year over amounts allocated in prior fiscal years, reduced by the net loss allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

e.	80% to the partners (to be apportioned among them in accordance with their respective partner’s percentage) and 20% to the General Partner.

(vi)	Net losses are charged against such opening capital accounts in order of priority:

a.	80% to the partners (in accordance with their respective partners’ percentages in the investments resulting in such net losses), and 20% to the General Partner until such time as the total net losses allocated to such partners equal the total net profits allocated to such partners in prior fiscal years.

b.	Net losses are then allocated to the General Partner until the total net losses allocated to the General Partner for the fiscal year and prior fiscal years shall equal the net profits from realized investments and current income allocated to the General Partner in prior fiscal years; net losses shall then be allocated to limited partners for the fiscal year and prior fiscal years until such amounts equal the net profits from realized investments and current income allocated to the limited partners in prior fiscal years.

c.	Thereafter, net losses are allocated to the partners (in accordance with their respective partners’ percentages) provided, however, that at such time as the balance of a limited partner’s capital account has been reduced to zero, such allocation shall be made only to limited partners with a positive capital account balance and at such time as the capital account of all limited partners shall have been reduced to zero, net losses shall be allocated 100% to the general partner.

Distributions: Distributions of cash and/or property (including securities) are made as and when determined by the General Partner from time to time as practicable (and in any case within 90 days after receipt thereof by the Partnership), all net cash proceeds from realized investments, less an amount determined by the General Partner to cover operating expenses and anticipated Partnership obligations. Short-term investment income and current income is distributed no less frequently than annually.

Distributions of net proceeds from a realized investment and current income (collectively, “Distributable Cash”) are distributed to the partners in the following amounts and order of priority:

(v)	100% to all partners in proportion to their respective capital contributions until the cumulative amount distributed equals the sum of the cost basis of all realized investments plus the cumulative amount of any write downs of portfolio securities not distributed to such partners and the cumulative amount of operating expenses paid by the Partnership allocated to realized investments in which such partner participated and not distributed.

F-33

(vi)	100% to all partners in proportion to their respective capital contributions until the cumulative amount distributed to each respective partner equals the unpaid priority return then applicable to such respective partner.

(vii)	If Distributable Cash results from a realized investment, 100% is distributed to the General Partner until the General Partner shall have received in its capacity as the general partner an amount equal to 20% of the total amount distributed for realized investments, current income and unpaid priority return; if the Distributable Cash results from current income, 80% will be distributed to the general partner and 20% to all partners in proportion to their respective capital contributions with respect to such current income until the general partner shall have received in its capacity as the general partner an amount equal to 20% of the total amount distributed for realized investment, current income and unpaid priority return.

(viii)	Thereafter, 80% to all partners (to be apportioned among them pro rata in accordance with their respective capital contribution with respect to such realized investment or current income), and 20% to the General Partner.

“Unpaid Priority Return” means, as of any date of distribution, the excess of the priority return calculated for a respective partner as of such date over any amounts distributed to such partner prior to such date, other than distributions to the General Partner in its capacity as a General Partner.

Investment Fee Income: The Fund records investment fee income for fees associated with its portfolio investments, including, but not limited to, amendments, closing and/or commitment fees associated with its investments.  These fees are recognized as income when the investment transaction closes and the Fund expects to collect such fees.

Loan Origination Fee Income: The Fund charges a loan origination fee to its borrowers for its services in connection with the negotiation and consummation of the transactions of the loan agreement. The fees are deferred and amortized over the life of the related loan.

Use of Estimates: The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk: The Fund maintains cash balances at a financial institution which, at times, exceeds Federal Deposit Insurance Corporation insured limits of $250,000 per deposit. The Fund monitors the financial condition of the financial institution and has not experienced any losses in such accounts.

Federal and State Income Taxes: Capital Point Partners, Inc. is a Delaware corporation and is subject to federal income taxes. The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that are in effect at the balance sheet date. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits of Inc.’s tax returns.

F-34

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Partnerships are not tax paying entities and their pro rata share of income, losses, and tax credits are reported by its partners, as provided in the partnership agreement, on their income tax returns. Therefore, no provision for income taxes is made in the accompanying combined financial statements for the Partnership.

The Fund follows guidance issued by the Financial Accounting Standards Board (“FASB”) regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the combined financial statements and applies to all income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the combined financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

The income tax position taken by the Fund for any years open under the various statutes of limitations is that for entities organized as partnerships continue to be exempt from income taxes by virtue of its pass through entity status. Management believes this tax position meets the more-likely-than-not threshold and, accordingly, the tax benefit of this income tax position (no income tax expense or liability) has been recognized for the years ended on or before September 30, 2014. For Inc., management of the Fund believes there are no uncertain tax positions that would require recognition in the combined financial statements.

The Fund has elected to record income tax related interest and penalties, if any, as a component in the provision for income tax expense.

The Fund believes that there are no tax positions taken or expected to be taken that would significantly increase or decrease unrecognized tax benefits within 12 months of the reporting date.

The Fund is subject to a Texas margin tax which applies to legal entities conducting business in Texas, including previously non-taxable entities such as limited partnerships and limited liability partnerships. The margin tax is based on the Fund’s Texas sourced taxable margin. The tax is calculated by applying a tax rate to a base that considers both revenues and expenses and therefore has the characteristics of an income tax. The Fund did not incur any significant Texas margin tax or other state taxes for the periods ended September 30, 2014 and 2013. The Fund is also subject to state taxes in Alabama, Florida, and Georgia. State tax expense was insignificant for the periods ended September 30, 2014 and 2013.

None of the Fund’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, fiscal years 2009 and later remain subject to examination by the State of Texas and fiscal years 2010 and later remain subject to examination by the IRS and other respective states (Alabama, Florida and Georgia).

F-35

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value Option for Financial Assets and Financial Liabilities: The Fund follows the FASB standard on the fair value option for financial assets and financial liabilities. This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. The Fund elected not to fair value any additional financial instruments.

Commitments and Contingencies: The Securities and Exchange Commission (“SEC”) is in the process of conducting a presence examination of CPA, the Fund’s investment manager, in connection with CPA’s registration as an investment adviser. The results of the examination are not expected to impact the financial operations of the Fund.

Subsequent Events: The Fund evaluated events and transactions occuring after the balance sheet date, but before the financial statements were available to be issued. In November 2014, a principal of Capital Point Advisors, LP, the investment manager, entered into a settlement agreement to be released from any and all claims arising out of a civil action of which this principal is a named defendant in his capacity as general partner and investment manager of the Fund. The settlement amount is $250,000. The Advisory Board of the Fund has indemnified the principal and approved this settlement expense, and pursuant to Section 2.4 of the Agreement, the Fund is obligated to cover these expenses; however, the principal has agreed to pay $50,000 of this expense leaving the Fund obligated to cover the remaining $200,000. The Fund incurred this $200,000 legal settlement expense and paid $125,000 of it in the fourth quarter of 2014. The remaining amount is due by March 31, 2015.

NOTE B - CAPITAL CONTRIBUTIONS

The limited partners of the Fund have irrevocably subscribed to $81,455,696 of Partnership limited partnership interests, of which $80,685,676 and $79,641,705 have been contributed as of September 30, 2014 and December 31, 2013, respectively. The General Partner has committed a minimum of 1% of aggregate funded capital contributions to the Partnership. The commitment period shall commence on the initial closing date and end on the earliest to occur of (1) the fifth anniversary of the initial closing date; or (2) the date on which seventy-five percent in interest of the limited partners have elected in writing to terminate the commitment period; or (3) the date on which two-thirds in interest of the limited partners have elected in writing to terminate the commitment period following the occurrence of a cause event as defined in the Agreement. Additional funding of capital contributions shall be made on a pro rata basis upon issuance by the General Partner of a funding notice as defined in the Partnership Agreement. Should a limited partner fail to make a required capital contribution, the General Partner has the right to charge such limited partner interest at an annual rate equal to the prime rate plus 6% on the amount due, not to exceed the amount of such limited partner’s capital account.

F-36

NOTE C - RELATED PARTY TRANSACTIONS AND MANAGEMENT FEES

Management fees are paid to the investment manager as compensation for services rendered in the management of the Fund. The investment manager’s fee is calculated for each annual period, commencing with the period beginning on the initial closing date and ending on the last day of the commitment period, as 1.75% times the aggregate commitments of all partners as of each March 31, June 30, September 30 and December 31 occurring therein. For each annual period commencing after the last day of the commitment period, management compensation shall equal 1.65% times the aggregate cost basis (before write downs) of all portfolio securities less all distributions for the cost basis of all realized investments plus the cumulative amounts of any write downs of portfolio securities not theretofore distributed, calculated as of March 31, June 30, September 30 and December 31. Management compensation is reduced in all cases by 100% of all breakup fees, directors’ fees, or transaction fees received by the investment manager in excess of broken deal expenses reimbursed to the Fund. During the periods ended September 30, 2014 and 2013, the Fund incurred $688,659 and $826,350, respectively, of management fees to the investment manager.

During the periods ended September 30, 2014 and 2013, the Fund incurred $0 and $6,750, respectively, for legal and compliance fees on behalf of the investment manager for investment adviser registration and compliance. These expenses were approved by the Fund’s Advisory Board.

During the periods ended September 30, 2014 and 2013, the Fund incurred $5,587 and $0, respectively, of legal expenses related to the SEC’s presence exam of CPA, the Fund’s investment manager, in connection with CPA’s registration as an investment adviser. These expenses were approved by the Fund’s Advisory Board.

During the periods ended September 30, 2014 and 2013, the Fund incurred $94,063 and $77,843.81, respectively, of legal expenses for a lawsuit of which a principal of CPA, the investment manager, is a named defendant in his capacity as general partner and investment manager of the Fund. The Advisory Board of the Fund has indemnified the principal and pursuant to Section 2.4 of the Agreement, the Fund is obligated to cover these expenses.

In August 2014, CPP entered into a settlement agreement to release CPP from any and all claims arising out of a civil action of which a principal of Capital Point Advisors, LP, the investment manager, is a named defendant in his capacity as general partner and investment manager of the Fund. The settlement amount is $525,000 of which $200,000 was paid in the third quarter of 2014 with the remaining due by the end of February 2015.

F-37

NOTE D - PARTNERSHIP CAPITAL

All dividend and interest income as well as net capital gains and losses derived from the disposition of investments by the Fund will be allocated among the limited partners in a manner consistent with the distribution provisions outlined above.

Net asset activity for the period ended September 30, 2014 includes:

	Capital Balance as of January 1, 2014	Contributions	Distributions	Income Allocation	Capital Balance as of September 30, 2014
Limited Partners:

General Retirement System of the City of Detroit	$6,984,241	$109,385	$(681,831)	$146,577	$6,558,372

New Mexico State Investment Council Permanent Fund	13,968,480	218,769	(1,363,662)	420,770	13,244,357

New Haven Policeman and Fireman's Retirement Fund	2,095,270	32,815	(204,549)	43,973	1,967,509

Amegy Holding Delaware, Inc.	1,396,735	21,877	(136,366)	29,315	1,311,561

Little Rock Police Pension and Relief Fund	2,433,959	77,944	(238,641)	51,321	2,324,583

City of Austin Police Retirement System	6,958,487	222,697	(681,831)	146,631	6,645,984

Seattle City Employees' Retirement System	3,479,012	54,692	(340,915)	73,288	3,266,077

Little Rock Fireman's Relief and Pension Fund	2,425,764	38,285	(238,641)	51,302	2,276,710

Capital Link Fund I, LLC	11,405,687	180,000	(1,122,000)	241,202	10,704,889

Aldus/New York Fire Fund, L.P.	2,079,461	32,815	(204,549)	43,973	1,951,700

CT Horizon Legacy Fund, L.P.	3,463,969	54,692	(340,915)	73,288	3,251,034

Total Limited Partners	56,691,065	1,043,971	(5,553,900)	1,321,640	53,502,776

General Partner	2,645,177	13,519	(56,100)	12,062	2,614,658

Total Partnership Capital	$59,336,242	$1,057,490	$(5,610,000)	$1,333,702	$56,117,434

F-38

NOTE D - PARTNERSHIP CAPITAL (Continued)

Net asset activity for the period ended September 30, 2013 includes:

	Capital Balance as of January 1, 2013	Contributions	Distributions	Income Allocation	Capital Balance as of September 30, 2013
Limited Partners:

General Retirement System of the City of Detroit	$8,710,396	$60,769	$(232,746)	$276,996	$8,815,415

New Mexico State Investment Council Permanent Fund	17,420,792	121,538	(465,492)	553,995	17,630,833

New Haven Policeman and Fireman's Retirement Fund	2,613,119	18,231	(69,824)	83,099	2,644,625

Amegy Holding Delaware, Inc.	1,741,967	12,154	(46,549)	55,399	1,762,971

Little Rock Police Pension and Relief Fund	3,038,114	21,269	(81,461)	96,949	3,074,871

City of Austin Police Retirement System	8,684,642	60,769	(232,746)	276,996	8,789,661

Seattle City Employees' Retirement System	4,342,091	30,385	(116,373)	138,498	4,394,601

Little Rock Fireman's Relief and Pension Fund	3,029,919	21,269	(81,461)	96,949	3,066,676

Capital Link Fund I, LLC	14,246,198	100,000	(383,000)	455,817	14,419,015

Aldus/New York Fire Fund, L.P.	2,597,308	18,231	(69,824)	83,099	2,628,814

CT Horizon Legacy Fund, L.P.	4,327,048	30,385	(116,373)	138,498	4,379,558

Total Limited Partners	70,751,594	495,000	(1,895,849)	2,256,295	71,607,040

General Partner	3,368,760	2,600	(597,518)	22,791	2,796,633

Total Partnership Capital	$74,120,354	$497,600	$(2,493,367)	$2,279,086	$74,403,673

NOTE E - LINE OF CREDIT

The Fund had in place a revolving line-of-credit facility (the “Facility”) of a maximum $750,000, with variable interest payable monthly at the lesser of (a) the greater of lender prime rate or 4% annum rate or (b) maximum rate per law, and a maturity date of July 3, 2015. As of September 30, 2014 and December 31, 2013, the balance on the revolving line-of-credit was $432,314 and $575,000, respectively. The Facility is secured by the unpaid commitments of the Fund. As of September 30, 2014, the Fund was in compliance with its covenants.

F-39

2929 Allen Parkway,20th Floor Houston, Texas 77019
Phone 713-960-1706
Fax 713-960-9549
Web	www.uhy-us.com

Independent Auditor's Report

To the Partners of

Capital Point Partners II, L.P.

We have audited the accompanying financial statements of Capital Point Partners II, L.P. (the "Fund"), which comprise the statements of financial position as of December 31, 2013 and 2012, and the related statements of income, changes in partners' capital, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board (United States) and in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Point Partners II, L.P. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

Houston, Texas

May 6, 2014

F-40

CAPITAL POINT PARTNERS II, L.P.

STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2013	2012
ASSETS
Investments at fair value (cost of $11,521,400 and $13,130,522 respectively), non-affiliate	$11,521,400	$13,130,522
Cash and cash equivalents	15,630	139,876
Restricted cash	60,101	26,372
Accounts receivable from portfolio investment companies	73,252	-
Interest receivable	216,008	285,120
Prepaid expenses	129,425	-

TOTAL ASSETS	$12,015,816	$13,581,890

LIABILITIES AND PARTNERS' CAPITAL LIABILITIES
Accrued expenses	$21,606	$9,250
TOTAL LIABILITIES	21,606	9,250

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
General partner	114,142	114,300
Limited partners	11,880,068	13,458,340
TOTAL PARTNERS' CAPITAL	11,994,210	13,572,640

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$12,015,816	$13,581,890

F-41

CAPITAL POINT PARTNERS II, L.P.

STATEMENTS OF INCOME

	Year Ended December 31,
	2013	2012
INVESTMENT INCOME
Interest income on investments, non-affiliate	$1,711,831	$2,172,974
Dividends on portfolio companies, non-affiliate	507,336	428,466
Loan origination fees	30,909	168,576
Fees received on early debt repayment	-	210,000
TOTAL INVESTMENT INCOME	2,250,076	2,980,016

OPERATING EXPENSES
Management fees	156,250	494,455
Professional fees	96,233	110,096
Other operating expenses	1,672	2,987
TOTAL OPERATING EXPENSES	254,155	607,538

NET INVESTMENT INCOME	1,995,921	2,372,478

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gain	-	950,000
TOTAL NET GAIN ON INVESTMENTS	-	950,000

NET INCOME	$1,995,921	$3,322,478

F-42

CAPITAL POINT PARTNERS II, L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

YEARS ENDED DECEMBER 31, 2013 AND 2012

	General Partner	Limited Partners	Total

Balance at January 1, 2012	$171,196	$16,948,484	$17,119,680

Contributions from partners	52,500	5,197,500	5,250,000

Distributions to partners	(550,306)	(11,569,212)	(12,119,518)

Net income	440,910	2,881,568	3,322,478

Balance at December 31, 2012	114,300	13,458,340	13,572,640

Distributions to partners	(336,271)	(3,238,080)	(3,574,351)

Net income	336,113	1,659,808	1,995,921

Balance at December 31, 2013	$114,142	$11,880,068	$11,994,210

F-43

CAPITAL POINT PARTNERS II, L.P.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,995,921	$3,322,478
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of loan origination fees	(30,909)	(168,576)
Realized gain from disposition of investment	-	(950,000)
Purchase of investments	-	(2,500,000)
Principal payments received on investments	-	6,999,900
Payment-in-kind interest	(829,104)	(711,745)
Proceeds from disposition of investment	2,469,135	950,100
Changes in other assets and liabilities:
Accounts receivable from portfolio investment companies	(73,252)	6,784
Interest receivable	69,112	(197,287)
Prepaid expenses	(129,425)	-
Accrued expenses	12,356	(3,796)
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,483,834	6,747,858

CASH FLOWS FROM FINANCING ACTIVITIES
Contributions from partners	-	5,250,000
Distributions to partners	(3,574,351)	(12,119,518)
Funding of restricted cash	(33,729)	(26,372)
NET CASH USED IN FINANCING ACTIVITIES	(3,608,080)	(6,895,890)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(124,246)	(148,032)

CASH AND CASH EQUIVALENTS, beginning of year	139,876	287,908

CASH AND CASH EQUIVALENTS, end of year	$15,630	$139,876

F-44

CAPITAL POINT PARTNERS II, L.P.

SCHEDULE OF INVESTMENTS

		December 31, 2013
	Date of Initial	Shares/	Principal		Fair
Portfolio Company	Investment	Units	Value	Cost	Value

Non -Affiliate Investments:

TouchPoint Print Solutions Corp.	November 30,
15% (3% deferred) secured	2011
subordinated note due
May 30, 2017			$9,055,193	$8,949,587	$8,949,587

Great Value Storage, LLC	July 31,
14% (2% deferred) secured	2012
promissory note due
July 31, 2017			2,571,813	2,571,813	2,571,813

			$11,627,006	$11,521,400	$11,521,400

F-45

CAPITAL POINT PARTNERS II, L.P.

SCHEDULE OF INVESTMENTS

		December 31, 2012
	Date of Initial	Shares/	Principal		Fair
Portfolio Company	Investment	Units	Value	Cost	Value

Non - Affiliate Investments:

TouchPoint Print Solutions Corp.	November 30,
15% (3% deferred) secured	2011
subordinated note due
May 30, 2017			$8,784,922	$8,648,407	$8,648,407
Series B preferred stock, non-voting		1,500		1,961,799	1,961,799

Great Value Storage, LLC	July 31,
14% (2% deferred) secured	2012
promissory note due
July 31, 2017			2,520,316	2,520,316	2,520,316

			$11,305,238	$13,130,522	$13,130,522

F-46

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Capital Point Partners II, L.P. (the “Fund”), was legally formed on May 27, 2010 (“Inception”), by Capital Point Partners II, LLC (the “General Partner”) and Capital Point Partners II SLP, L.P. (the “Carry Partner”), as a Delaware limited partnership. The Fund’s initial closing date for capital committed was July 27, 2010. In accordance with the Agreement of Limited Partnership (the “Agreement”), the Fund was originally scheduled to continue for ten years from the initial closing date (the “Term”), unless sooner terminated or extended as provided for in the Agreement. Effective January 1, 2013, the Agreement was amended to change the Term to seven years from the initial closing date.

The Fund seeks to invest in securities for long-term appreciation including, without limitation (1) to invest in securities of entities requiring capital to fund business growth; (2) to acquire the securities of business entities in connection with, among other things, leveraged buyouts of such entities in order to facilitate corporate restructurings, acquisitions, asset sales and other major corporate transactions; (3) to fund recapitalizations; and (4) to engage in other merchant banking activities that provide opportunities for long-term appreciation. The General Partner has appointed Capital Point Advisors, L.P. (“CPA”), an affiliate of the General Partner and the Fund, to serve as the investment manager of the Fund. The General Partner has a 1% interest in the Fund. The remaining 99% interest is held by several limited partners.

Basis of Presentation: The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents: The Fund considers all highly liquid financial instruments with a maturity of three months or less at the date of purchase to be cash equivalents.

Restricted Cash: Per the Agreement, the Fund is required to reserve 10% of Carry Partner distributions, less tax liabilities, for each limited partner until at least 75% of such limited partner’s capital commitment has been used to fund investments, operating expenses and organizational costs and such limited partner has received distributions equal to or greater than their capital commitment and priority return, as of such date. As of December 31, 2013 and December 31, 2012, the Fund held restricted cash in the amount of $60,101 and $26,372, respectively, related to holdbacks of Carry Partner distributions.

Investments: The Fund classifies investments by level of control. “Control Investments” are investments in those companies that the Fund is deemed to “Control.” “Affiliate Investments” are investments in those companies that are Affiliated Companies of the Fund, other than Control Investments. “Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. The Fund is deemed to control a company in which it has invested if the Fund owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Fund is deemed to be an affiliate of a company in which the Fund has invested if it owns between 5% and 25% of the voting securities of such company.

The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund discontinues accruing interest on investments when it determines that interest is no longer collectible. If the Fund receives any cash after determining that interest is no longer collectible, it treats such cash as payment on the principal balance until the entire principal balance has been repaid, before it recognizes any additional interest income.

F-47

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund has loans in its portfolio that may pay payment-in-kind (“PIK”) interest at the option of the portfolio company. The Fund adds PIK interest, if any, computed at the contractual rate specified in each loan agreement, to the principal balance of the loan and records as interest income.

The Fund capitalizes loan origination fees received on connection with financings and reflects such fees as unearned income against the applicable debit investment. The unearned income from the fees is amortized to investment income over the life of the financing agreement.

Investments are valued by taking into account the cost of the investment, the performance of the portfolio companies and other pertinent data. Generally, the Fund follows a policy in which the value of its investments is reflected at cost within the first twelve months of an investment unless significant developments have occurred and indicate further analysis of material events is warranted. After the first twelve months or, if material events have occurred within the twelve month period, investments are accounted for at fair value. The Fund follows the current guidance related to fair value measurements and disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles (“GAAP”) and expands disclosures about fair value measurements. The definition of fair value retains the exchange price notion used in earlier definitions of fair value. The guidance clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. The guidance provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, the guidance provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

Deferred loan origination revenue is netted in a single line item with the associated debt investments.

The Fund has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with the current guidance. Under this guidance, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by the new standard are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

F-48

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund invests primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Fund values all of its investments at fair value, as determined in good faith by the investment committee (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the investment committee’s estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the investment committee. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Fund might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s investment team to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For valuation purposes, the Fund uses the income approach to value its debt instruments. Since the Fund’s general intent is to hold its loans to maturity, the fair value will not exceed the cost of the investment. A change in the assumptions that the Fund uses to estimate the fair value of its debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, the Fund may consider other factors in determining the fair value of the debt security, including the fair value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Accordingly, the fair value of the debt investments will not exceed the cost of the investment.

In valuing equity securities of private companies, the Fund uses the market approach and considers valuation methodologies consistent with industry practice, including (i) using a valuation model based on current transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Warrants are initially valued by the General Partner as agreed upon by the issuer and based upon a valuation method appropriate for the nature of the investment, which may include negotiated values and/or cash flow models considering the value of such instruments upon conversion to equity. Adjustments to the valuation are determined using the same methodology and approved by the investment committee. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. Changes in fair value are recorded as unrealized appreciation or depreciation of investments in the statements of operations.

F-49

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table presents the Fund’s financial instruments that are measured and recognized at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as previously described:

	Fair Value at December 31, 2013
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$-	$-	$11,521,400	$11,521,400

	Fair Value at December 31, 2012
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$-	$-	$13,130,522	$13,130,522

The following table reconciles the beginning and ending balances of the Fund’s portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	Year Ended December 31,
	2013	2012

Fair value of portfolio, beginning of period	$13,130,522	$16,750,201
New investments	-	2,500,000
Realized gain on investments	-	950,000
Principal received on investments	-	(6,999,900)
Proceeds from disposal of investments	(2,469,135)	(950,100)
Amortization of deferred loan origination revenue	30,909	168,576
Payment-in-kind interest	829,104	711,745

Fair value of portfolio, end of period	$11,521,400	$13,130,522

All realized gains are included in changes in net assets and are reported on separate line items with the Fund’s statement of operations.

F-50

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Allocation of Partnership Income or Loss: Each partner’s opening capital account shall be adjusted as of the close of business on the last day of each fiscal year end as follows:

(vii)	Short-term investment income (loss) is be allocated to the partners in accordance with the partners’ percentages in the investments that produced such income and credited (debited) to their respective capital accounts.

(viii)	Net profits for a fiscal year are credited to the partners’ opening capital accounts in the following manner and order of priority:

a.	up to an amount equal to the amount of any prior allocations of net losses that are not attributable to operating expenses and that have not been previously offset by allocations shall be allocated to the partners in a manner that reverses the allocations made pursuant to such provision in the inverse order of such allocations;

b.	up to an amount equal to the excess of the cumulative operating expenses allocated to realized investments distributed to the partners and any year-end distributions for the fiscal year over the amounts allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

c.	up to an amount equal to the excess of cumulative priority returns distributed to the partners and any year-end distributions for the fiscal year over the amounts allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

d.	up to an amount equal to the excess of the cumulative realized investment and current income distributed to the partners and any year-end distributions for the fiscal year over amounts allocated in prior fiscal years, reduced by the net loss allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

e.	From Inception to December 31, 2012, 80% to the partners (to be apportioned among them in accordance with their respective partner’s percentage) and 20% to the Carry Partner. Beginning January 1, 2013, 84% to the partners (to be apportioned among them in accordance with their respective partner’s percentage) and 16% to the Carry Partner.

(ix)	Net losses are charged against such opening capital account in order of priority:

a.	From Inception to December 31, 2012, 80% to the partners (in accordance with their respective partners’ percentages in the investments resulting in such net losses), and 20% to the Carry Partner until such time as the total net losses allocated to such partners equal the total net profits allocated to such partners in prior fiscal years. Beginning January 1, 2013, 84% to the partners (in accordance with their respective partner’s percentages in the investments resulting in such net losses), and 16% to the Carry Partner until such time as the total net losses allocated to such partners equal the total net profits allocated to such partners in prior fiscal years.

F-51

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

b.	Net losses are be allocated to the Carry Partner until the total net losses allocated to the Carry Partner for the fiscal year and prior fiscal years shall equal the net profits from realized investments and current income allocated to the Carry Partner in prior fiscal years; Net losses shall then be allocated to limited partners for the fiscal year and prior fiscal years until such amounts equal the net trofits from realized investments and current encome allocated to the limited partners in prior fiscal years.

c.	Thereafter, net losses are allocated to the partners (in accordance with their respective partners’ percentages) provided, however, that at such time as the balance of a limited partner’s capital account has been reduced to zero, such allocation shall be made only to limited partners with a positive capital account balance and at such time as the capital account of all limited partners shall have been reduced to zero, net losses shall be allocated 100% to the General Partner.

Distributions: Distributions of cash and/or property (including securities) are made as and when determined by the General Partner from time to time as practicable (and in any case within 90 days after receipt thereof by Capital Point Partners II, L.P.), all net cash proceeds from realized investments, less an amount determined by the General Partner to cover operating expenses and anticipated obligations. short-term investment income and current income shall be distributed no less frequently than annually. Distributions of net proceeds from a realized investment and current income (collectively, “Distributable Cash”) shall be distributed to the Partners in the following amounts and order of priority:

(i)	100% to all partners in proportion to their respective capital contributions until the cumulative amount distributed equals the sum of the cost fasis of all realized investments plus the cumulative amount of any write downs of portfolio securities not theretofore distributed to such partners and the cumulative amount of operating txpenses paid by Capital Point Partners II, L.P. allocated to realized investments in which such partner participated and not theretofore distributed.

(ii)	100% to all partners in proportion to their respective capital contributions until the cumulative amount distributed to each respective partner equals the unpaid priority return then applicable to such respective partner.

(iii)	From Inception to December 31, 2012, if distributable cash results from a realized investment, 100% shall be distributed to the Carry Partner until the Carry Partner has received, in its capacity as the Carry Partner, an amount equal to 20% of the total amount distributed for realized investments, current income and unpaid priority return; if the distributable cash results from current income, 80% will be distributed to the Carry Partner and 20% to all partners in proportion to their respective capital contributions with respect to such current income until the Carry Partner shall have received in its capacity as the Carry Partner an amount equal to 20% of the total amount distributed for realized investment, current income and unpaid priority return. Beginning January 1, 2013, if distributable cash results from a realized investment, 100% shall be distributed to the Carry Partner until the Carry Partner has received, in its capacity as the Carry Partner, an amount equal to 16% of the total amount distributed for realized investments, current income and unpaid priority return; if the distributable cash results from current income, 84% will be distributed to the Carry Partner and 16% to all partners in proportion to their respective capital contributions with respect to such current income until the Carry Partner shall have received in its capacity as the Carry Partner an amount equal to 16% of the total amount distributed for realized investment, current income and unpaid priority return.

F-52

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(iv)	Thereafter from Inception to December 31, 2012, 80% to all partners (to be apportioned among them pro rata in accordance with their respective capital contribution with respect to such realized investment or current income), and 20% to the Carry Partner. Beginning January 1, 2013, 84% to all partners (to be apportioned among them pro rata in accordance with their respective capital contribution with respect to such realized investment or current income), and 16% to the Carry Partner.

“Unpaid Priority Return” means, as of any date of distribution, the excess of the priority return calculated for a respective partner as of such date over any amounts distributed to such partner prior to such date, other than distributions to the General Partner in its capacity as a General Partner.

Loan Origination Fee Income: The Fund charges a loan origination fee to its borrowers for its services in connection with the negotiation and consummation of the transactions of the loan agreement. The fees are deferred and amortized over the life of the related loan.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk: The Fund maintains cash balances at a financial institution which, at times, exceeds federally insured limits of $250,000 per deposit. The Fund monitors the financial condition of the financial institution and has not experienced any losses in such accounts.

Federal and State Income Taxes: Partnerships are not tax paying entities and their pro rata share of income, losses, and tax credits are reported by its partners, as provided in the partnership agreement, on their individual income tax returns. Therefore, no provision for income taxes is made in the accompanying financial statements for the Fund.

The Fund follows guidance issued by the Financial Accounting Standards Board (“FASB”) regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements and applies to all income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

The income tax position taken by the Fund for any years open under the various statutes of limitations is that for entities organized as partnerships continue to be exempt from income taxes by virtue of its pass through entity status. Management believes this tax position meets the more-likely-than-not threshold and, accordingly, the tax benefit of this income tax position (no income tax expense or liability) has been recognized for the periods ended on or before December 31, 2013.

The Fund has elected to record income tax related interest and penalties, if any, as a component in the provision for income tax expense.

F-53

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund believes that there are no tax positions taken or expected to be taken that would significantly increase or decrease unrecognized tax benefits within 12 months of the reporting date.

The Fund is subject to a Texas margin tax which applies to legal entities conducting business in Texas, including previously non-taxable entities such as limited partnerships and limited liability partnerships. The margin tax is based on the Fund’s Texas sourced taxable margin. The tax is calculated by applying a tax rate to a base that considers both revenues and expenses and therefore has the characteristics of an income tax. The Fund did not incur any significant Texas margin tax or other state taxes for the years ended December 31, 2013 and 2012.

None of the Fund’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, fiscal years 2010 and later remain subject to examination by the IRS and respective states.

Commitments and Contingencies: The Securities and Exchange Commission is in the process of conducting a presence examination of CPA, the Fund’s investment manager, in connection with CPA’s registration as an investment adviser. The results of the examination are not expected to impact the financial operations of the Fund.

Subsequent Events: The Fund evaluated events and transactions occuring after the balance sheet date, but before the financial statemetns were available to be issued. In February 2014, the Fund made distributions to the partners totaling $275,520 related to interest received in the first quarter of 2014. No other events subsequent to December 31, 2013 required recognition in the financial statements or disclosure in the footnotes.

NOTE B - CAPITAL CONTRIBUTIONS

The limited partners of Capital Point Partners II, L.P. have irrevocably subscribed to $28,000,000 of Capital Point Partners II, L.P. limited partnership interests, of which $13,744,303 has been contributed as of December 31, 2013. The General Partner has committed a minimum of 1% of aggregate funded capital contributions to Capital Point Partners II, L.P. The Commitment Period commenced on the initial closing Date and will end on the earliest to occur of (1) the fifth anniversary of the initial closing date; or (2) the date on which 75% in interest of the limited partners have elected in writing to terminate the Commitment Period; or (3) the date on which two-thirds in interest of the limited partners have elected in writing to terminate the Commitment Period during the continuance of a suspension period as defined in the Agreement. Additional funding of capital contributions shall be made on a pro rata basis upon issuance by the General Partner of a funding notice as defined in the Agreement. Should a limited partner fail to make a required capital contribution, the General Partner has the right to charge such limited partner interest at an annual rate equal to the prime rate plus 6% on the amount due, not to exceed the amount of such limited partner’s capital account.

In the event that any limited partner fails to make a required contribution that is not excused within ten days after notice by the General Partner to such limited partner that it has failed to make its contribution on the date such contribution was due, the General Partner may declare, by notice of forfeiture to such limited partner, that the entire interest of such limited partner in Capital Point Partners II, L.P. (including amounts in its capital account as well as any interest in future profits, losses or distributions of Capital Point Partners II, L.P.) is forfeited, effective as of the date of such limited partner’s failure to make such required contribution. As of the date of such notice of forfeiture (1) the limited partner shall cease to be a partner, and (2) such limited partner’s capital account shall be held by Capital Point Partners II, L.P. and reallocated among the capital accounts of the partners in the following proportion: 0.9% to the General Partner, 0.1% to the Carry Partner, and 99% to the remaining limited partners, to be apportioned among such limited partners in accordance with their respective limited partners’ percentages.

F-54

NOTE B - CAPITAL CONTRIBUTIONS (Continued)

The General Partner may request all non-defaulting partners to proportionally increase their capital contribution to cover the defaulted capital contributions; however, no partner will be required to contribute amounts in excess of their original commitment.

Effective January 1, 2013, the Limited Partners who have made at least seventy-five percent (75%) of all capital contributions (the “Super Majority”) elected to terminate the Commitment Period pursuant to the Agreement.

NOTE C - RELATED PARTY TRANSACTIONS AND MANAGEMENT FEES

The General Partner may admit one or more new limited partners or allow any limited partners to increase its commitments (together with a new limited partner (the “Subsequent Limited Partners”) to the Fund. The Subsequent Limited Partners shall make a payment to the Fund equal to the capital such partner would have been required to contribute had such partner been admitted at the initial closing plus interest at the rate of 8% per annum from the date of the initial closing. During the year ended December 31, 2013 and 2012, there was no interest earned as there was no addition of limited partners to the Fund.

Management fees are paid to the investment manager as compensation for services rendered in the management of Capital Point Partners II, L.P. The investment manager’s fee is calculated for each annual period, commencing with the period beginning on the initial closing date and ending on the last day of the Commitment Period, as 1.75% times the aggregate commitments of all partners (other than the Carry Partner) as of each March 31, June 30, September 30 and December 31 occurring therein. For each annual period commencing after the last day of the Commitment Period, management compensation shall equal the product of (A) 1.25% times (B) the aggregate Cost Basis (before Write Downs) of all Portfolio Assets then held by the Partnership that have not been fully realized, as calculated on a quarterly basis as of each March 31, June 30, September 30 and December 31 occurring therein. Management compensation is reduced in all cases by 100% of all breakup fees, director fees, or transaction fees received by the investment manager in excess of broken deal expenses reimbursed to Capital Point Partners II, L.P. During the year ended December 31, 2013, the Fund incurred $156,250 of management fees, but paid $285,675 to the investment manager resulting in a prepaid management fee balance of $129,425 at December 31, 2013. During the year ended December 31, 2012, the Fund incurred $494,455 of management fees paid to the investment manager.

The Fund has incurred expenses on behalf of certain affiliates (portfolio companies in which the Fund has investments). Such amounts are unsecured, non-interest bearing, and payable upon demand. Management of the Fund believes such amounts are collectible.

During the year ended December 31, 2013 and 2012, the Fund incurred $6,750 and $24,286, respectively, for legal and compliance fees on behalf of the investment manager for investment adviser registration and compliance.

F-55

NOTE D - PARTNERSHIP CAPITAL

All dividend and interest income as well as net capital gains and losses derived from the disposition of investments by Capital Point Partners II, L.P. will be allocated among the limited partners in a manner consistent with the distribution provisions outlined above.

Net asset activity for the year ended December 31, 2013 includes:

	Capital Balance				Capital Balance
	as of				as of
	January 1,			Income	December 31,
	2013	Contributions	Distributions	Allocation	2013
Limited Partners:

Shelby County Tennessee Retirement System	$7,209,870	$-	$(1,734,686)	$889,183	$6,364,367
Policemen and Firemen's Retirement Fund (New Haven)	2,403,290	-	(578,228)	296,394	2,121,456
Memphis Light, Gas and Power Division	3,845,180	-	(925,166)	474,231	3,394,245

Total Limited Partners	13,458,340	-	(3,238,080)	1,659,808	11,880,068

General Partner/Carry Partner	114,300	-	(336,271)	336,113	114,142

	$13,572,640	$-	$(3,574,351)	$1,995,921	$11,994,210

Net asset activity for the year ended December 31, 2012 includes:

	Capital Balance				Capital Balance
	as of				as of
	January 1,			Income	December 31,
	2012	Contributions	Distributions	Allocation	2012
Limited Partners:

Shelby County Tennessee Retirement System	$9,079,545	$2,784,375	$(6,197,792)	$1,543,742	$7,209,870
Policemen and Firemen's Retirement Fund (New Haven)	3,026,515	928,125	(2,065,931)	514,581	2,403,290
Memphis Light, Gas and Power Division	4,842,424	1,485,000	(3,305,489)	823,245	3,845,180

Total Limited Partners	16,948,484	5,197,500	(11,569,212)	2,881,568	13,458,340

General Partner/Carry Partner	171,196	52,500	(550,306)	440,910	114,300

	$17,119,680	$5,250,000	$(12,119,518)	$3,322,478	$13,572,640

F-56

CAPITAL POINT PARTNERS II, L.P.

STATEMENTS OF FINANCIAL POSITION

	Setpember 30,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Investments at fair value (cost of $2,611,016
and $11,521,400 respectively), non-affiliate	$2,611,016	$11,521,400
Cash and cash equivalents	36,946	15,630
Restricted cash	88,821	60,101
Accounts receivable from portfolio investment companies	63,133	73,252
Interest receivable	48,491	216,008
Prepaid expenses	54,004	129,425

TOTAL ASSETS	$2,902,411	$12,015,816

LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Accrued expenses	$6,197	$21,606
TOTAL LIABILITIES	6,197	21,606

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
General partner	(47,677)	114,142
Limited partners	2,943,891	11,880,068
TOTAL PARTNERS' CAPITAL	2,896,214	11,994,210

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$2,902,411	$12,015,816

F-57

CAPITAL POINT PARTNERS II, L.P.

STATEMENTS OF INCOME

	Nine Months Ended September 30,
	2014	2013
	(Unaudited)
INVESTMENT INCOME
Interest income on investments, non-affiliate	$1,212,402	$1,275,810
Dividends on portfolio companies, non-affiliate	-	395,922
Loan origination fees	105,606	23,182
TOTAL INVESTMENT INCOME	1,318,008	1,694,914

OPERATING EXPENSES
Management fees	103,125	117,188
Professional fees	45,793	59,645
Other operating expenses	820	1,956
TOTAL OPERATING EXPENSES	149,738	178,789

NET INVESTMENT INCOME	1,168,270	1,516,125

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS

NET INCOME	$1,168,270	$1,516,125

F-58

CAPITAL POINT PARTNERS II, L.P.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

NINE MONTHS ENDED SEPTEMBER 30, 2014

(Unaudited)

	General	Limited
	Partner	Partners	Total
Balance at December 31, 2013	$114,142	$11,880,068	$11,994,210

Distributions to partners	(358,556)	(9,907,710)	(10,266,266)

Net income	196,737	971,533	1,168,270

Balance at September 30, 2014	$(47,677)	$2,943,891	$2,896,214

F-59

CAPITAL POINT PARTNERS II, L.P.

STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,168,270	$1,516,125
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of loan origination fees	(105,606)	(23,182)
Payment-in-kind interest	(203,750)	(635,717)
Proceeds from disposition of investment	9,219,740	-
Changes in other assets and liabilities:
Accounts receivable from portfolio investment companies	10,119	(63,995)
Interest receivable	167,517	69,734
Prepaid expenses	75,421	(168,489)
Accrued expenses	(15,409)	(6,569)
NET CASH PROVIDED BY OPERATING ACTIVITIES	10,316,302	687,907

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to partners	(10,266,266)	(775,000)
Funding of restricted cash	(28,720)	-
NET CASH USED IN FINANCING ACTIVITIES	(10,294,986)	(775,000)

NET DECREASE IN CASH AND CASH EQUIVALENTS	21,316	(87,093)

CASH AND CASH EQUIVALENTS, beginning of period	15,630	139,876

CASH AND CASH EQUIVALENTS, end of period	$36,946	$52,783

F-60

CAPITAL POINT PARTNERS II, L.P.

SCHEDULE OF INVESTMENTS

		September 30, 2014 (Unaudited)
	Date of Initial	Shares/	Principal		Fair
Portfolio Company	Investment	Units	Value	Cost	Value

Non -Affiliate Investments:

Great Value Storage, LLC 14% (2% deferred) secured promissory note due July 31, 2017	July 31, 2012		2,611,016	2,611,016	2,611,016

			$2,611,016	$2,611,016	$2,611,016

F-61

CAPITAL POINT PARTNERS II, L.P.

SCHEDULE OF INVESTMENTS

		December 31, 2013
	Date of Initial	Shares/	Principal		Fair
Portfolio Company	Investment	Units	Value	Cost	Value

Non -Affiliate Investments:

TouchPoint Print Solutions Corp.	November 30,
15% (3% deferred) secured subordinated note due May 30, 2017	2011		$9,055,193	$8,949,587	$8,949,587

Great Value Storage, LLC 14% (2% deferred) secured promissory note due July 31, 2017	July 31, 2012		2,571,813	2,571,813	2,571,813

			$11,627,006	$11,521,400	$11,521,400

F-62

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Capital Point Partners II, L.P. (the “Fund”), was legally formed on May 27, 2010 (“Inception”), by Capital Point Partners II, LLC (the “General Partner”) and Capital Point Partners II SLP, L.P. (the “Carry Partner”), as a Delaware limited partnership. The Fund’s initial closing date for capital committed was July 27, 2010. In accordance with the Agreement of Limited Partnership (the “Agreement”), the Fund was originally scheduled to continue for ten years from the initial closing date (the “Term”), unless sooner terminated or extended as provided for in the Agreement. Effective January 1, 2013, the Agreement was amended to change the Term to seven years from the initial closing date.

The Fund seeks to invest in securities for long-term appreciation including, without limitation (1) to invest in securities of entities requiring capital to fund business growth; (2) to acquire the securities of business entities in connection with, among other things, leveraged buyouts of such entities in order to facilitate corporate restructurings, acquisitions, asset sales and other major corporate transactions; (3) to fund recapitalizations; and (4) to engage in other merchant banking activities that provide opportunities for long-term appreciation. The General Partner has appointed Capital Point Advisors, L.P. (“CPA”), an affiliate of the General Partner and the Fund, to serve as the investment manager of the Fund. The General Partner has a 1% interest in the Fund. The remaining 99% interest is held by several limited partners.

Basis of Presentation: The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

The results of operations for the nine months ended September 30, 2014 are not necessarily indicative of results ultimately achieved for the year. The interim unaudited financial statements and notes thereto should be read in conjuction with the audited financial statements and notes for the year ended December 31, 2013.

Cash and Cash Equivalents: The Fund considers all highly liquid financial instruments with a maturity of three months or less at the date of purchase to be cash equivalents.

Restricted Cash: Per the Agreement, the Fund is required to reserve 10% of Carry Partner distributions, less tax liabilities, for each limited partner until at least 75% of such limited partner’s capital commitment has been used to fund investments, operating expenses and organizational costs and such limited partner has received distributions equal to or greater than their capital commitment and priority return, as of such date. As of September 30, 2014 and December 31, 2013, the Fund held restricted cash in the amount of $88,821 and $60,101, respectively, related to holdbacks of Carry Partner distributions.

Investments: The Fund classifies investments by level of control. “Control Investments” are investments in those companies that the Fund is deemed to “Control.” “Affiliate Investments” are investments in those companies that are Affiliated Companies of the Fund, other than Control Investments. “Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. The Fund is deemed to control a company in which it has invested if the Fund owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Fund is deemed to be an affiliate of a company in which the Fund has invested if it owns between 5% and 25% of the voting securities of such company.

The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund discontinues accruing interest on investments when it determines that interest is no longer collectible. If the Fund receives any cash after determining that interest is no longer collectible, it treats such cash as payment on the principal balance until the entire principal balance has been repaid, before it recognizes any additional interest income.

F-63

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund has loans in its portfolio that may pay payment-in-kind (“PIK”) interest at the option of the portfolio company. The Fund adds PIK interest, if any, computed at the contractual rate specified in each loan agreement, to the principal balance of the loan and records as interest income.

The Fund capitalizes loan origination fees received on connection with financings and reflects such fees as unearned income against the applicable debit investment. The unearned income from the fees is amortized to investment income over the life of the financing agreement.

Investments are valued by taking into account the cost of the investment, the performance of the portfolio companies and other pertinent data. Generally, the Fund follows a policy in which the value of its investments is reflected at cost within the first twelve months of an investment unless significant developments have occurred and indicate further analysis of material events is warranted. After the first twelve months or, if material events have occurred within the twelve month period, investments are accounted for at fair value. The Fund follows the current guidance related to fair value measurements and disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles (“GAAP”) and expands disclosures about fair value measurements. The definition of fair value retains the exchange price notion used in earlier definitions of fair value. The guidance clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. The guidance provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, the guidance provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

Deferred loan origination revenue is netted in a single line item with the associated debt investments.

The Fund has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with the current guidance. Under this guidance, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by the new standard are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

F-64

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund invests primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Fund values all of its investments at fair value, as determined in good faith by the investment committee (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the investment committee’s estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the investment committee. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Fund might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s investment team to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For valuation purposes, the Fund uses the income approach to value its debt instruments. Since the Fund’s general intent is to hold its loans to maturity, the fair value will not exceed the cost of the investment. A change in the assumptions that the Fund uses to estimate the fair value of its debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, the Fund may consider other factors in determining the fair value of the debt security, including the fair value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Accordingly, the fair value of the debt investments will not exceed the cost of the investment.

In valuing equity securities of private companies, the Fund uses the market approach and considers valuation methodologies consistent with industry practice, including (i) using a valuation model based on current transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

F-65

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Warrants are initially valued by the General Partner as agreed upon by the issuer and based upon a valuation method appropriate for the nature of the investment, which may include negotiated values and/or cash flow models considering the value of such instruments upon conversion to equity. Adjustments to the valuation are determined using the same methodology and approved by the investment committee. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. Changes in fair value are recorded as unrealized appreciation or depreciation of investments in the statements of operations.

The following table presents the Fund’s financial instruments that are measured and recognized at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as previously described:

	Fair Value at September 30, 2014 (Unaudited)
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$-	$-	$2,611,016	$2,611,016

	Fair Value at December 31, 2013
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$-	$-	$11,521,400	$11,521,400

The following table reconciles the beginning and ending balances of the Fund’s portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	Nine Months Ended September 30,
	2014	2013
	(Unaudited)

Fair value of portfolio, beginning of period	$11,521,400	$13,130,522
Proceeds from disposal of investments	(9,219,740)	-
Amortization of deferred loan origination revenue	105,606	23,182
Payment-in-kind interest	203,750	635,717

Fair value of portfolio, end of period	$2,611,016	$13,789,421

All realized gains are included in changes in net assets and are reported on separate line items with the Fund’s statement of operations.

F-66

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Allocation of Partnership Income or Loss: Each partner’s opening capital account shall be adjusted as of the close of business on the last day of each fiscal year end as follows:

(x)	Short-term investment income (loss) is be allocated to the partners in accordance with the partners’ percentages in the investments that produced such income and credited (debited) to their respective capital accounts.

(xi)	Net profits for a fiscal year are credited to the partners’ opening capital accounts in the following manner and order of priority:

a.	up to an amount equal to the amount of any prior allocations of net losses that are not attributable to operating expenses and that have not been previously offset by allocations shall be allocated to the partners in a manner that reverses the allocations made pursuant to such provision in the inverse order of such allocations;

b.	up to an amount equal to the excess of the cumulative operating expenses allocated to realized investments distributed to the partners and any year-end distributions for the fiscal year over the amounts allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

c.	up to an amount equal to the excess of cumulative priority returns distributed to the partners and any year-end distributions for the fiscal year over the amounts allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

d.	up to an amount equal to the excess of the cumulative realized investment and current income distributed to the partners and any year-end distributions for the fiscal year over amounts allocated in prior fiscal years, reduced by the net loss allocated in prior fiscal years, in accordance with the amounts distributed or distributable and not previously matched by allocations.

e.	From Inception to December 31, 2012, 80% to the partners (to be apportioned among them in accordance with their respective partner’s percentage) and 20% to the Carry Partner. Beginning January 1, 2013, 84% to the partners (to be apportioned among them in accordance with their respective partner’s percentage) and 16% to the Carry Partner.

(xii)	Net losses are charged against such opening capital account in order of priority:

a.	From Inception to December 31, 2012, 80% to the partners (in accordance with their respective partners’ percentages in the investments resulting in such net losses), and 20% to the Carry Partner until such time as the total net losses allocated to such partners equal the total net profits allocated to such partners in prior fiscal years. Beginning January 1, 2013, 84% to the partners (in accordance with their respective partner’s percentages in the investments resulting in such net losses), and 16% to the Carry Partner until such time as the total net losses allocated to such partners equal the total net profits allocated to such partners in prior fiscal years.

b.	Net losses are be allocated to the Carry Partner until the total net losses allocated to the Carry Partner for the fiscal year and prior fiscal years shall equal the net profits from realized investments and current income allocated to the Carry Partner in prior fiscal years; Net losses shall then be allocated to limited partners for the fiscal year and prior fiscal years until such amounts equal the net trofits from realized investments and current encome allocated to the limited partners in prior fiscal years.

c.	Thereafter, net losses are allocated to the partners (in accordance with their respective partners’ percentages) provided, however, that at such time as the balance of a limited partner’s capital account has been reduced to zero, such allocation shall be made only to limited partners with a positive capital account balance and at such time as the capital account of all limited partners shall have been reduced to zero, net losses shall be allocated 100% to the General Partner.

F-67

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Distributions: Distributions of cash and/or property (including securities) are made as and when determined by the General Partner from time to time as practicable (and in any case within 90 days after receipt thereof by Capital Point Partners II, L.P.), all net cash proceeds from realized investments, less an amount determined by the General Partner to cover operating expenses and anticipated obligations. short-term investment income and current income shall be distributed no less frequently than annually. Distributions of net proceeds from a realized investment and current income (collectively, “Distributable Cash”) shall be distributed to the Partners in the following amounts and order of priority:

(i)	100% to all partners in proportion to their respective capital contributions until the cumulative amount distributed equals the sum of the cost fasis of all realized investments plus the cumulative amount of any write downs of portfolio securities not theretofore distributed to such partners and the cumulative amount of operating txpenses paid by Capital Point Partners II, L.P. allocated to realized investments in which such partner participated and not theretofore distributed.

(ii)	100% to all partners in proportion to their respective capital contributions until the cumulative amount distributed to each respective partner equals the unpaid priority return then applicable to such respective partner.

(iii)	From Inception to December 31, 2012, if distributable cash results from a realized investment, 100% shall be distributed to the Carry Partner until the Carry Partner has received, in its capacity as the Carry Partner, an amount equal to 20% of the total amount distributed for realized investments, current income and unpaid priority return; if the distributable cash results from current income, 80% will be distributed to the Carry Partner and 20% to all partners in proportion to their respective capital contributions with respect to such current income until the Carry Partner shall have received in its capacity as the Carry Partner an amount equal to 20% of the total amount distributed for realized investment, current income and unpaid priority return. Beginning January 1, 2013, if distributable cash results from a realized investment, 100% shall be distributed to the Carry Partner until the Carry Partner has received, in its capacity as the Carry Partner, an amount equal to 16% of the total amount distributed for realized investments, current income and unpaid priority return; if the distributable cash results from current income, 84% will be distributed to the Carry Partner and 16% to all partners in proportion to their respective capital contributions with respect to such current income until the Carry Partner shall have received in its capacity as the Carry Partner an amount equal to 16% of the total amount distributed for realized investment, current income and unpaid priority return.

F-68

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(iv)	Thereafter from Inception to December 31, 2012, 80% to all partners (to be apportioned among them pro rata in accordance with their respective capital contribution with respect to such realized investment or current income), and 20% to the Carry Partner. Beginning January 1, 2013, 84% to all partners (to be apportioned among them pro rata in accordance with their respective capital contribution with respect to such realized investment or current income), and 16% to the Carry Partner.

“Unpaid Priority Return” means, as of any date of distribution, the excess of the priority return calculated for a respective partner as of such date over any amounts distributed to such partner prior to such date, other than distributions to the General Partner in its capacity as a General Partner.

Loan Origination Fee Income: The Fund charges a loan origination fee to its borrowers for its services in connection with the negotiation and consummation of the transactions of the loan agreement. The fees are deferred and amortized over the life of the related loan.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk: The Fund maintains cash balances at a financial institution which, at times, exceeds federally insured limits of $250,000 per deposit. The Fund monitors the financial condition of the financial institution and has not experienced any losses in such accounts.

Federal and State Income Taxes: Partnerships are not tax paying entities and their pro rata share of income, losses, and tax credits are reported by its partners, as provided in the partnership agreement, on their individual income tax returns. Therefore, no provision for income taxes is made in the accompanying financial statements for the Fund.

The Fund follows guidance issued by the Financial Accounting Standards Board (“FASB”) regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements and applies to all income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

The income tax position taken by the Fund for any years open under the various statutes of limitations is that for entities organized as partnerships continue to be exempt from income taxes by virtue of its pass through entity status. Management believes this tax position meets the more-likely-than-not threshold and, accordingly, the tax benefit of this income tax position (no income tax expense or liability) has been recognized for the periods ended on or before September 30, 2014.

The Fund has elected to record income tax related interest and penalties, if any, as a component in the provision for income tax expense.

F-69

NOTE A - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Fund believes that there are no tax positions taken or expected to be taken that would significantly increase or decrease unrecognized tax benefits within 12 months of the reporting date.

The Fund is subject to a Texas margin tax which applies to legal entities conducting business in Texas, including previously non-taxable entities such as limited partnerships and limited liability partnerships. The margin tax is based on the Fund’s Texas sourced taxable margin. The tax is calculated by applying a tax rate to a base that considers both revenues and expenses and therefore has the characteristics of an income tax. The Fund did not incur any significant Texas margin tax or other state taxes for the periods ended September 30, 2014 and 2013.

None of the Fund’s federal or state income tax returns are currently under examination by the Internal Revenue Service (“IRS”) or state authorities. However, fiscal years 2010 and later remain subject to examination by the IRS and respective states.

Commitments and Contingencies: The Securities and Exchange Commission is in the process of conducting a presence examination of CPA, the Fund’s investment manager, in connection with CPA’s registration as an investment adviser. The results of the examination are not expected to impact the financial operations of the Fund.

Subsequent Events: The Fund evaluated events and transactions occuring after the balance sheet date, but before the financial statements were available to be issued, noting no significant events.

NOTE B - CAPITAL CONTRIBUTIONS

The limited partners of Capital Point Partners II, L.P. have irrevocably subscribed to $28,000,000 of Capital Point Partners II, L.P. limited partnership interests, of which $13,744,303 has been contributed as of September 30, 2014. The General Partner has committed a minimum of 1% of aggregate funded capital contributions to Capital Point Partners II, L.P. The Commitment Period commenced on the initial closing Date and will end on the earliest to occur of (1) the fifth anniversary of the initial closing date; or (2) the date on which 75% in interest of the limited partners have elected in writing to terminate the Commitment Period; or (3) the date on which two-thirds in interest of the limited partners have elected in writing to terminate the Commitment Period during the continuance of a suspension period as defined in the Agreement. Additional funding of capital contributions shall be made on a pro rata basis upon issuance by the General Partner of a funding notice as defined in the Agreement. Should a limited partner fail to make a required capital contribution, the General Partner has the right to charge such limited partner interest at an annual rate equal to the prime rate plus 6% on the amount due, not to exceed the amount of such limited partner’s capital account.

In the event that any limited partner fails to make a required contribution that is not excused within ten days after notice by the General Partner to such limited partner that it has failed to make its contribution on the date such contribution was due, the General Partner may declare, by notice of forfeiture to such limited partner, that the entire interest of such limited partner in Capital Point Partners II, L.P. (including amounts in its capital account as well as any interest in future profits, losses or distributions of Capital Point Partners II, L.P.) is forfeited, effective as of the date of such limited partner’s failure to make such required contribution. As of the date of such notice of forfeiture (1) the limited partner shall cease to be a partner, and (2) such limited partner’s capital account shall be held by Capital Point Partners II, L.P. and reallocated among the capital accounts of the partners in the following proportion: 0.9% to the General Partner, 0.1% to the Carry Partner, and 99% to the remaining limited partners, to be apportioned among such limited partners in accordance with their respective limited partners’ percentages.

F-70

NOTE B - CAPITAL CONTRIBUTIONS (Continued)

The General Partner may request all non-defaulting partners to proportionally increase their capital contribution to cover the defaulted capital contributions; however, no partner will be required to contribute amounts in excess of their original commitment.

Effective January 1, 2013, the Limited Partners who have made at least seventy-five percent (75%) of all capital contributions (the “Super Majority”) elected to terminate the Commitment Period pursuant to the Agreement.

NOTE C - RELATED PARTY TRANSACTIONS AND MANAGEMENT FEES

The General Partner may admit one or more new limited partners or allow any limited partners to increase its commitments (together with a new limited partner (the “Subsequent Limited Partners”) to the Fund. The Subsequent Limited Partners shall make a payment to the Fund equal to the capital such partner would have been required to contribute had such partner been admitted at the initial closing plus interest at the rate of 8% per annum from the date of the initial closing. During the periods ended September 30, 2014 and 2013, there was no interest earned as there was no addition of limited partners to the Fund.

Management fees are paid to the investment manager as compensation for services rendered in the management of Capital Point Partners II, L.P. The investment manager’s fee is calculated for each annual period, commencing with the period beginning on the initial closing date and ending on the last day of the Commitment Period, as 1.75% times the aggregate commitments of all partners (other than the Carry Partner) as of each March 31, June 30, September 30 and December 31 occurring therein. For each annual period commencing after the last day of the Commitment Period, management compensation shall equal the product of (A) 1.25% times (B) the aggregate Cost Basis (before Write Downs) of all Portfolio Assets then held by the Partnership that have not been fully realized, as calculated on a quarterly basis as of each March 31, June 30, September 30 and December 31 occurring therein. Management compensation is reduced in all cases by 100% of all breakup fees, director fees, or transaction fees received by the investment manager in excess of broken deal expenses reimbursed to Capital Point Partners II, L.P. During the periods ended September 30, 2014 and 2013, the Fund incurred $103,125 and $117,188, respectively, of management fees. There was a prepaid management fee balance of $26,004 and $129,425 for the period ended September 30, 2014 and the year ended December 31, 2013, respectively.

The Fund has incurred expenses on behalf of certain affiliates (portfolio companies in which the Fund has investments). Such amounts are unsecured, non-interest bearing, and payable upon demand. Management of the Fund believes such amounts are collectible.

During the period ended September 30, 2014 and the year ended December 31, 2013, the Fund incurred $0 and $6,750, respectively, for legal and compliance fees on behalf of the investment manager for investment adviser registration and compliance.

F-71

NOTE D - PARTNERSHIP CAPITAL

All dividend and interest income as well as net capital gains and losses derived from the disposition of investments by Capital Point Partners II, L.P. will be allocated among the limited partners in a manner consistent with the distribution provisions outlined above.

Net asset activity for the period ended September 30, 2014 includes:

	Capital Balance			Capital Balance
	as of			as of
	January 1,		Income	September 30,
	2014	Distributions	Allocation	2014
Limited Partners:

Shelby County Tennessee Retirement System	$6,364,367	$(5,307,702)	$520,464	$1,577,129
Policemen and Firemen's Retirement Fund (New Haven)	2,121,456	(1,769,234)	173,488	525,710
Memphis Light, Gas and Power Division	3,394,245	(2,830,774)	277,581	841,052

Total Limited Partners	11,880,068	(9,907,710)	971,533	2,943,891

General Partner/Carry Partner	114,142	(358,556)	196,737	(47,677)

	$11,994,210	$(10,266,266)	$1,168,270	$2,896,214

Net asset activity for the period ended September 30, 2013 includes:

	Capital Balance as of January 1, 2013	Distributions	Income Allocation	Capital Balance as of September 30, 2013
Limited Partners:

Shelby County Tennessee Retirement System	$7,209,870	$(411,027)	$676,392	$7,475,235
Policemen and Firemen's Retirement Fund (New Haven)	2,403,290	(137,009)	225,464	2,491,745
Memphis Light, Gas and Power Division	3,845,180	(219,214)	359,003	3,984,969

Total Limited Partners	13,458,340	(767,250)	1,260,859	13,951,949

General Partner/Carry Partner	114,300	(7,750)	255,266	361,816

	$13,572,640	$(775,000)	$1,516,125	$14,313,765

F-72

ANNEX A

AMENDMENT TO ARTICLES OF INCORPORATION

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

REGAL ONE CORPORATION

 __________________________

Pursuant to Section 607.1003

of the Florida Business Corporation Act

 __________________________

Pursuant to the provisions of Section 607.1003 of the Florida Business Corporation Act (the “FBCA”), Regal One Corporation, a Florida Corporation (the “Corporation”), adopts the following Articles of Amendment to its Articles of Incorporation (“Articles of Amendment”):

ARTICLE I

Name

The name of the Corporation is Regal One Corporation.

ARTICLE II

Amendment

Upon the effectiveness of these Articles of Amendment in accordance with Article IV hereof (the “Effective Time”), each 2 shares of the Corporation’s common stock, no par value per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one fully paid and nonassessable share of Common Stock (such transaction, the “Reverse Stock Split”). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. A record holder of old certificates shall receive, in lieu of any fraction of a share of Common Stock to which the record holder would otherwise be entitled, one full share. If more than one old certificate shall be surrendered at one time for the account of the same record stockholder, the number of full shares of Common Stock for which new certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the old certificates so surrendered.

To reflect the Reverse Stock Split, each certificate representing 2 shares of Common Stock issued and outstanding prior to the Reverse Stock Split (subject to the treatment of fractional shares, as provided above) shall represent one-half of the number of shares of Common Stock issued and outstanding prior to the Reverse Stock Split; and the holder of record of each such certificate may receive a new certificate representing one-half of the number of shares of Common Stock represented by said certificate for theretofore issued and outstanding shares.

A-1

ARTICLE III

Date of Adoption

These Articles of Amendment were adopted on the 21st day of July, 2014.

ARTICLE IV

Effective Time

These Articles of Amendment shall become effective at 12:01 am on July 21, 2014.

ARTICLE V

Manner of Adoption

Pursuant to the provisions of Section 607.0821 of the FBCA, effective July 21, 2014, the Board of Directors duly approved and adopted these Articles of Amendment through an action taken by unanimous written consent, subject to approval by the stockholders of the Corporation. Thereafter, stockholders of the Corporation duly approved and adopted these Articles of Amendment through an action taken by written consent of shareholders on July 21, 2014, with a number of votes sufficient for approval of these Articles of Amendment providing for the Reverse Stock Split.

Accordingly, these Articles of Amendment have been authorized by all appropriate action under the FBCA.

IN WITNESS WHEREOF, Regal One Corporation has caused these Articles of Amendment to be signed by Charles J. Newman, its Chief Executive Officer, on this 21st day of July, 2014.

By:	/s/ Charles J. Newman
Name:	Charles J. Newman
Title:	Chief Executive Officer, Chief Financial Officer, Secretary, and Chairman of the Board

A-2

ANNEX B

AGREEMENT AND PLAN OF MERGER BETWEEN REGAL ONE CORPORATION AND PRINCETON CAPITAL CORPORATION

AGREEMENT AND PLAN OF MERGER

BETWEEN

REGAL ONE CORPORATION,

A FLORIDA CORPORATION

AND

PRINCETON CAPITAL CORPORATION,

A MARYLAND CORPORATION

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of July 14, 2014 is made by and between Regal One Corporation, a Florida corporation (the “Company”), and Princeton Capital Corporation, a Maryland corporation and a wholly owned subsidiary of the Company (“Newco”).

The parties hereto have entered into that certain Asset Purchase Agreement with Capital Point Partners, LP, a Delaware limited partnership (“Fund I”), and Capital Point Partners II, LP, a Delaware limited partnership (“Fund II” and, together with Fund I, the “Capital Point Partnerships”), dated the date hereof (the “Asset Purchase Agreement”), pursuant to which the Capital Point Partnerships have agreed to sell certain assets to the Surviving Corporation (as defined below) in exchange for shares of Newco Common Stock (as defined below) and, as a condition to such purchase, the parties hereto have agreed to effect the Reincorporation Merger (as defined below) pursuant to this Agreement.

The Board of Directors of the Company and Newco each have approved this Agreement and the Reincorporation Merger contemplated hereby, and have determined that the Reincorporation Merger is advisable and in the best interest of such company, and the sole stockholder of Newco has approved the Reincorporation Merger as required by the Maryland General Corporation Law (the “MGCL”).

B-1

In consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the MGCL and the Florida Business Corporation Act (the “FBCA”), the parties hereto have agreed and covenanted, and do hereby agree and covenant as follows:

ARTICLE I

TERMS AND CONDITIONS OF MERGER; EFFECTIVE TIME

1.1           Terms and Conditions of Merger.

Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, the Company shall be merged with and into Newco, whereupon the separate existence of the Company shall cease (the "Reincorporation Merger"). Newco shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be incorporated under the laws of the State of Maryland. The Reincorporation Merger shall have the effects specified in the MGCL and in the FBCA and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2           Effective Time.

The date and hour on which the Reincorporation Merger occurs and becomes effective is hereinafter referred to as the "Effective Time." The Reincorporation Merger shall be effective upon the filing of the Articles of Merger with the State Department of Assessments and Taxation of Maryland in accordance with the MGCL following the filing of the Articles of Merger with the Department of State of the State of Florida in accordance with the FBCA, which shall take place as soon as practicable following the approval and/or adoption, as applicable, of this Agreement and the Reincorporation Merger by the requisite stockholders of the Company and compliance with Section 14(c) of the Securities Exchange Act of 1934, as amended, or such later date and time, not more than 30 days after such filings of said Articles of Merger, as may be agreed in writing by the Company and the Capital Point Partnerships and set forth in such Articles of Merger.

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1           The Charter.

The charter of Newco in effect at the Effective Time shall be the charter of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2           The Bylaws.

The bylaws of Newco in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1           Officers.

The officers of the Surviving Corporation from and after the Effective Time shall be such individuals designated in writing by the Capital Point Partnerships to the Company not fewer than 2 business days before the filing of the Articles of Merger as contemplated in Section 1.2, who shall serve in accordance with the charter and Bylaws of the Surviving Corporation and until their successors have been duly elected or appointed and qualify or until their earlier death, resignation or removal.

B-2

3.2           Directors.

The directors of the Surviving Corporation from and after the Effective Time shall be such individuals designated in writing by the Capital Point Partnerships to the Company not fewer than 2 business days before the filing of the Articles of Merger as contemplated in Section 1.2, who shall serve as the directors of the Surviving Corporation, in the classes so designated by the Capital Point Partnerships, for the terms specified by the charter and Bylaws of the Surviving Corporation and until their successors have been duly elected or appointed and qualify or until their earlier death, resignation or removal.

ARTICLE IV

STOCK AND STOCK CERTIFICATES

4.1           Effect of Reincorporation Merger on Stock.

At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Newco or the stockholders of the Company:

(a)   Each share of common stock of the Company, $0.001 par value per share (the "Company Common Stock"), outstanding immediately prior to the Effective Time shall be automatically converted into and exchanged for the right to receive one share of common stock of Newco, $0.001 par value per share (the "Newco Common Stock"), in accordance herewith, and all Company Common Stock shall be automatically cancelled and retired and shall cease to exist.

(b)   Each share of Newco Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

(c)   Each share of Series B Convertible Preferred Stock of the Company, no par value per share (the "Company Preferred Stock"), outstanding immediately prior to the Effective Time shall be automatically converted into and exchanged for the right to receive an equal number of shares of Newco Common Stock in accordance herewith, such that the aggregate number of shares of Newco Common Stock issued to the holders of outstanding shares of Company Common Stock and Company Preferred Stock in the Reincorporation Merger is 5,000,000, and all Company Preferred Stock shall be automatically cancelled and retired and shall cease to exist.

4.2           Certificates.

At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock, Company Preferred Stock, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the respective Newco Common Stock or other securities, as the case may be, into which the shares of Company Common Stock, Company Preferred Stock, or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Newco Common Stock or other securities of Newco, as the case may be, evidenced by such outstanding certificate, as above provided.

B-3

ARTICLE V

CONDITIONS

5.1           Stockholder Approval of Reincorporation Merger.

The respective obligations of each party hereto to effect the Reincorporation Merger are subject to the receipt by the Company of approval of the requisite holders of its shares required to approve this Agreement and the transactions contemplated hereby pursuant to Section 607.1104 of the FBCA.

ARTICLE VI

TERMINATION

6.1           Termination.

This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Newco, or any of their respective stockholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1           Modification or Amendment.

Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the requisite stockholders of the Company shall not (i) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Company Common Stock or (ii) alter or change any of the terms or conditions of this Agreement if such alteration or change would materially and adversely affect the Company or the holders of Company Common Stock.

7.2           Counterparts.

This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

B-4

7.3           Governing Law.

This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Maryland, without regard to principles of conflict of law.

7.4           Entire Agreement.

This Agreement and the Asset Purchase Agreement constitute the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.5           No Third Party Beneficiaries.

This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6           Severability.

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7           Headings.

The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

REGAL ONE CORPORATION, a Florida corporation		PRINCETON CAPITAL CORPORATION, a Maryland corporation

By:	/s/ Charles J. Newman	By:	/s/ Charles J. Newman
Name:	Charles J. Newman	Name:	Charles J. Newman
Title:	Chief Executive Officer/and Chief Financial Officer	Title:	President

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ANNEX C

PRINCETON CAPITAL CORPORATION

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Princeton Capital Corporation, a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (the “Corporation”) is Princeton Capital Corporation.

ARTICLE II

PURPOSES

The purposes for which the Corporation is formed are to conduct and carry on the business of a business development company, subject to making an election under the Investment Company Act of 1940, as amended (the “1940 Act”), and to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The street address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1         Number, Vacancies and Classification of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is three, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), or the charter of the Corporation (the “Charter”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). A director shall have the qualifications, if any, as specified in the Bylaws. The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

Alfred Jackson

Cesar A. Baez

Keith W. Smith

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The Corporation elects, at such time as it becomes eligible pursuant to Section 3-802 of the MGCL to make the election provided for under Section 3-804(c) of the MGCL, that, subject to applicable requirements of the 1940 Act and except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as hereinafter defined), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

Effective upon the completion of the asset purchase contemplated by that certain Asset Purchase Agreement to be entered into among the Corporation, Regal One Corporation, Capital Point Partners, LP and Capital Point Partners II, LP (the “Classification Date”), the directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors or specified in any charter document, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders after the Classification Date, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders after the Classification Date and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders after the Classification Date, and, in each case, until their successors are duly elected and qualify. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following the meeting at which they were elected and until their successors are duly elected and qualify.

Section 4.2         Extraordinary Actions. Except as specifically provided in Section 4.9 (relating to removal of directors), and in Section 6.2 (relating to certain actions and certain amendments to the Charter), notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 4.3         Election of Directors. Except as otherwise provided in the Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

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Section 4.4         Quorum. The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by such classes or series on such matter shall constitute a quorum. To the extent permitted by Maryland law as in effect from time to time, the foregoing quorum provision may be changed by the Bylaws.

Section 4.5         Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Bylaws.

Section 4.6         Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

Section 4.7         Appraisal Rights. No holder of stock of the Corporation shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL or any successor provision thereto unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, or any proportion of the shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 4.8         Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person or entity; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

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Section 4.9         Removal of Directors. From and after the Classification Date, subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 4.10       Corporate Opportunities.  The Corporation shall have the power to renounce, by resolution of the Board of Directors, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are (a) presented to the Corporation or (b) developed by or presented to one or more directors or officers of the Corporation.

ARTICLE V

STOCK

Section 5.1         Authorized Shares. The Corporation has authority to issue 250,000,000 shares of stock, initially consisting of 250,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”). The aggregate par value of all authorized shares of stock having par value is $250,000. If shares of one class of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article V, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes and series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. A majority of the entire Board of Directors, without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 5.2         Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

Section 5.3         Preferred Stock. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, into one or more classes or series of stock, including Preferred Stock (“Preferred Stock”).

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Section 5.4         Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers (including exclusive voting rights, if any), restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in any charter document filed with the SDAT.

Section 5.5         Inspection of Books and Records. A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

Section 5.6         Charter and Bylaws. All persons who shall acquire stock of the Corporation shall acquire the same, and the rights of all stockholders and the terms of all stock are, subject to the provisions of the Charter and the Bylaws. The Board of Directors shall have the exclusive power, at any time, to make, alter, amend or repeal the Bylaws.

ARTICLE VI

AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

Section 6.1         Amendments Generally. The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.

Section 6.2         Approval of Certain Extraordinary Actions and Charter Amendments.

(a)        Required Votes. From and after the Classification Date, the affirmative vote of the holders of shares entitled to cast at least 80 percent of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect:

    (i)         Any amendment to the Charter to make the Common Stock a “redeemable security” and any other proposal to convert the Corporation, whether by amendment to the Charter, merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

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    (ii)         The liquidation or dissolution of the Corporation;

    (iii)        Any amendment to Section 4.1, Section 4.2, Section 4.3, Section 4.9, Section 5.6, Section 6.1 or this Section 6.2;

    (iv)        Any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the assets of the Corporation that the MGCL requires be approved by the stockholders of the Corporation; and

    (v)         Any transaction between (A) the Corporation and (B) a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with, or employed by or acting as an agent of, any such person or member of such group;

provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least majority of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal, transaction or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter shall be sufficient to approve such proposal, transaction or amendment; and provided further, that, with respect to any transaction referred to in (a) above, if such transaction is approved by the Continuing Directors, by a vote of at least majority of such Continuing Directors, no stockholder approval of such transaction shall be required unless the MGCL, the 1940 Act or another provision of the Charter or Bylaws otherwise requires such approval.

(b)         Continuing Directors. “Continuing Directors” means (i) the directors identified in Section 4.1, (ii) the directors whose nomination for election by the stockholders or whose election by the Board of Directors to fill vacancies on the Board is approved by a majority of the directors identified in Section 4.1, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor directors whose nomination for election by the stockholders or whose election by the Board of Directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION
AND ADVANCE OF EXPENSES

Section 7.1         Limitation of Liability. To the maximum extent that the Maryland Law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

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Section 7.2         Indemnification and Advance of Expenses. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 7.3         1940 Act. At such time as the Corporation elects to be a business development company under the 1940 Act, the provisions of this Article VII shall be subject to the requirements and limitations of the 1940 Act.

Section 7.4        Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SEVENTH:         The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,000, consisting of 1,000 shares of Common Stock, $0.001 par value per share. The aggregate par value of all shares of stock having par value was $1.

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EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 250,000,000, consisting of 250,000,000 shares of Common Stock, $0.001 par value per share. The aggregate par value of all authorized shares of stock having par value is $250,000.

NINTH: The undersigned President and Chief Executive Officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President and Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Secretary on this 9th day of July 2014.

ATTEST:	CAPITAL POINT INVESTMENT CORPORATION

/s/ GREGORY J. CANNELLA	By:	/s/ CESAR A. BAEZ (SEAL)
Gregory J. Cannella		Cesar A. Baez
Assistant Secretary		President and Chief Executive Officer

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ANNEX D

PRINCETON CAPITAL CORPORATION

BYLAWS

____ [•], 2015

OFFICES

Section 1.         PRINCIPAL OFFICE. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2.         ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

MEETINGS OF STOCKHOLDERS

Section 1.          PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2.         ANNUAL MEETING. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3.          SPECIAL MEETINGS.

(a)       General. Each of the Chairman of the Board, the chief executive officer or the president, or the Board of Directors may call a special meeting of stockholders. Except as provided in subsection b(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the Chairman of the Board, the chief executive officer, the president or the Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. Subject to subsection (b) of this Article II, Section 3, any special meeting shall be held at such place, date and time as may be designated by the Chairman of the Board, the chief executive officer or the president of the Corporation, or the Board of Directors, whoever has called the meeting. In fixing a date for any special meeting, the Chairman of the Board, the chief executive officer, the president or the Board of Directors may consider such factors as he, she or it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting.

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(b)      Stockholder Requested Special Meetings.

   (1)          Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary of the Corporation (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), or the rules of any national securities exchange or over-the-counter market on which the Corporation’s stock is then listed or traded. Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary of the Corporation.

   (2)         In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary of the Corporation. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary); (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request; (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder; (d) be sent to the secretary by registered mail, return receipt requested; and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

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   (3)         The secretary of the Corporation shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request, and such meeting shall not be held, unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

   (4)         In the case of any special meeting called by the secretary of the Corporation upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., Eastern Time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that, in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

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   (5)         If written revocations of the Special Meeting Request have been delivered to the secretary of the Corporation and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

   (6)         The Board of Directors, the Chairman of the Board, or the chief executive officer or the president may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

   (7)         For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

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Section 4.         NOTICE OF MEETINGS. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such a stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

Section 5.         ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the Chairman of the Board, if any, or, in the case of a vacancy in the office or absence of the Chairman of the Board, by one of the following officers present at the meeting in the following order: the Vice Chairman of the Board, if any, the chief executive officer, the president, any vice presidents in order of their rank and seniority, the secretary, the treasurer or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary’s absence, an assistant secretary, or, in the absence of both the secretary and all assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be open and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

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Section 6.         QUORUM. The presence in person or by proxy of stockholders (without regard to class) entitled to cast a majority of the votes entitled to be cast at the meeting shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter of the Corporation (the “Charter”), requires approval by a separate vote of the holders of one or more classes of stock, in which case the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast by holders of stock of each such class on such a matter shall constitute a quorum. This section shall not affect any requirement under any statute or the Charter for the vote necessary for the approval of any matter.

If such quorum is not established at any meeting of stockholders, the chairman of the meeting may conclude the meeting or adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

The stockholders present, either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than required to establish a quorum.

Section 7.         VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless a different number or proportion is required by statute or by the Charter. Unless otherwise provided by statute or the Charter, each outstanding share, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a vote at a meeting of stockholders.

Section 8.         PROXIES. A stockholder of record may vote in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

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Section 9.         VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust, limited liability company or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner, trustee, manager or member thereof, as the case may be, or by a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity, or an agreement of the partners of such partnership, presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or other fiduciary may vote stock registered in the name of such person in such person’s capacity as such trustee or other fiduciary, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

Section 10.         INSPECTORS. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chair of the meeting. The inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

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Section 11.     ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

(a)       Annual Meetings of Stockholders.

   (1)         Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

    (2)        For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and, in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that, in connection with the Corporation’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (or if an annual meeting has not previously been held), in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), (A) all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules of any national securities exchange or over-the-counter market on which the Corporation’s securities are listed or traded; and (B) whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”), and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person, (A) the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person; (B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person; (C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last twelve months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any other business development company for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities; and (D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series; (iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (2) of this Section 11(a) and any Proposed Nominee, (A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and (B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; (v) the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal before the date of such stockholder’s notice; and (vi) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

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   (3)         Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

   (4)         Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

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   (5)         For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person or is an officer, director, partner, member, employee or agent of such stockholder or such Stockholder Associated Person.

(b)      Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(2) and (a)(3) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c)       General.

   (1)         If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary of the Corporation or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

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   (2)         Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

   (3)         For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

   (4)         Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Section 12.       VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

Section 13.       CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Subtitle 7 of Title 3 of the Maryland General Corporation Law (the “MGCL”), or any successor statute, shall not apply to any acquisition by any person of shares of stock of the Corporation.

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ARTICLE III

DIRECTORS

Section 1.         GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

Section 2.         NUMBER, TENURE AND QUALIFICATIONS. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL nor more than nine, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the Chairman of the Board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3.         ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. Regular meetings of the Board of Directors shall be held from time to time at such places and times as provided by the Board of Directors by resolution, without notice other than such resolution.

Section 4.         SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without notice other than such resolution.

Section 5.         NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

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Section 6.         QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7.         VOTING. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by law, the Charter, these Bylaws or the rules of any national securities exchange or over-the-counter market upon which the Corporation’s stock is then listed or traded. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by law, the Charter, these Bylaws or the rules of any national securities exchange or over-the-counter market upon which the Corporation’s stock is then listed or traded.

Section 8.         ORGANIZATION. At each meeting of the Board of Directors, the Chairman of the Board or, in the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall act as Chairman of the Board. In the absence of both the Chairman and Vice Chairman of the Board, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a director chosen by a majority of the directors present, shall act as Chairman of the Board. The secretary or, in his or her absence, an assistant secretary of the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the Chairman of the Board, shall act as secretary of the meeting.

Section 9.         CHAIR The Board of Directors may designate from among its members a Chairman and a Vice Chairman of the Board, who shall not, solely by reason of such designation, be officers of the Corporation but shall have such powers and duties as specified in these Bylaws or determined by the Board of Directors from time to time.

Section 10.       TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time; provided however, this Section 10 does not apply to any action of the directors pursuant to the Investment Company Act, that requires the vote of the directors to be cast in person at a meeting. Participation in a meeting by these means shall constitute presence in person at the meeting.

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Section 11.      WRITTEN CONSENT BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent to such action is given in writing or by electronic transmission by each director and is filed with the minutes of proceedings of the Board of Directors; provided however, this Section 11 does not apply to any action of the directors pursuant to the Investment Company Act, that requires the vote of the directors to be cast in person at a meeting.

Section 12.      VACANCIES. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder, if any. Pursuant to the Corporation’s election in Article IV of the Charter, subject to applicable requirements of the Investment Company Act, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, (a) any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum and (b) any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Section 13.       COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 14.       RELIANCE. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

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Section 15.       RATIFICATION. The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter, and if so ratified, shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders. Any action or inaction questioned in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 16.       EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio, and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV

COMMITTEES

Section 1.         NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee, and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

Section 2.         POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

Section 3.         MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

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Section 4.         TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5.         WRITTEN CONSENT BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent to such action is given in writing or by electronic transmission by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6.         VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate one or more alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the Board of Directors, the members of the committee shall have the power to fill any vacancies on the committee.

OFFICERS

Section 1.         GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, a chief investment officer, a chief compliance officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries, assistant treasurers or other officers. Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2.         REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the Chairman of the Board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3.         VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

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Section 4.         CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the president shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 5.         CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 6.         CHIEF INVESTMENT OFFICER. The Board of Directors may designate a chief investment officer. The chief investment officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 7.         CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8.         CHIEF COMPLIANCE OFFICER. The chief compliance officer, subject to the direction of and reporting to the Board of Directors, shall be responsible for the oversight of the Corporation’s compliance with the Federal securities laws. The designation, compensation and removal of the chief compliance officer must be approved by the Board of Directors, including a majority of the directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of the Corporation. The chief compliance officer shall perform such executive, supervisory and management functions and duties as may be determined by the Chief Executive Officer from time to time.

Section 9.         PRESIDENT. In the absence of a designation of a chief executive officer by the Board of Directors, the president shall be the chief executive officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 10.       VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as determined by the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.

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Section 11.       SECRETARY. The secretary shall: (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be determined by the chief executive officer, the president or by the Board of Directors.

Section 12.       TREASURER. The treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be determined by the Board of Directors, the chief executive officer or the president. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, upon request, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 13.      ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be determined by the secretary or treasurer, respectively, or by the president or the Board of Directors.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1.         CONTRACTS. The Board of Directors or any manager of the Corporation approved by the Board of Directors and acting within the scope of its authority pursuant to a management agreement with the Corporation may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors or a manager acting within the scope of its authority pursuant to a management agreement and executed by the chief executive officer, the president or any other person authorized by the Board of Directors or such a manager.

Section 2.         CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

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Section 3.         DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

ARTICLE VI

STOCK

Section 1.         CERTIFICATES; REQUIRED INFORMATION. Except as may otherwise be provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock of any class or series of the Corporation held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in the manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2.         TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her or its attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors that such shares shall no longer be represented by certificates. Upon the transfer of uncertificated shares, to the extent then required by the MGCL, the Corporation shall provide to record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

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Section 3.         REPLACEMENT CERTIFICATE. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4.         FIXING OF RECORD DATE. Subject to Article II, Section 3(b) of these Bylaws, a record date may be set, in advance, for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, by the Chairman of the Board, the president or the Board of Directors, whoever shall have called the meeting. The Board of Directors may set, in advance, the record date for determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.

Section 5.         STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6.         FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the issuance of units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

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ARTICLE IX

DISTRIBUTIONS

Section 1.         AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2.         CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

SEAL

Section 1.         SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland,” or shall be in such other form as may approved by the Board of Directors. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2.         AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Maryland law and the Investment Company Act, in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon the election of a director or officer. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Any indemnification or payment or reimbursement of expenses made pursuant to this Article XI shall be subject to applicable requirements and limitations of the Investment Company Act.

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Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XII

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XIII

INSPECTION OF RECORDS

A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

Article XIV

INVESTMENT COMPANY ACT

If and to the extent that any provision of the MGCL, including, without limitation, Subtitle 6 and, if then applicable, Subtitle 7, of Title 3 of the MGCL, or any provision of the Charter or these Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act shall control.

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ARTICLE XV

AMENDMENT OF BYLAWS

The Board of Directors shall have the exclusive power, at any time, to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

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ANNEX E

DISSENTER’S RIGHTS

To Information Statement for Regal One Corporation dated July 21, 2014

Dissent and Appraisal Rights of the Florida Business Corporations Act

607.0101 Short title.--This act shall be known and may be cited as the "Florida Business Corporation Act." 607.1301 Appraisal rights; definitions.--The following definitions apply to ss. 607.1302-607.1333:

(1) "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2) "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3) "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4) "Fair value" means the value of the corporation's shares determined:

(a) Immediately before the effectuation of the corporate action to which the shareholder objects.

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6) "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9) "Shareholder" means both a record shareholder and a beneficial shareholder.

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607.1302 Right of shareholders to appraisal.

(1) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(e) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

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4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

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(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

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(e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

607.1303 Assertion of rights by nominees and beneficial owners.

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

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(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

607.1320 Notice of appraisal rights.

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

607.1321 Notice of intent to demand payment.

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

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(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322 Appraisal notice and form.

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder's name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation's estimate of the fair value of the shares.

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4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of ss. 607.1301-607.1333.

607.1323 Perfection of rights; right to withdraw.

(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324 Shareholder's acceptance of corporation's offer.

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

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(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

607.1326 Procedure if shareholder is dissatisfied with offer.

(1) A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

607.1330 Court action.

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

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(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

607.1331 Court costs and counsel fees.

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

607.1332 Disposition of acquired shares.

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

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607.1333 Limitation on corporate payment.

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

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ANNEX F

INVESTMENT ADVISORY AGREEMENT

BETWEEN

PRINCETON CAPITAL CORPORATION

AND

PRINCETON INVESTMENT ADVISORS, LLC

AGREEMENT, dated as of [•], 2015, between Princeton Capital Corporation, a Maryland corporation (the “Corporation”), and Princeton Investment Advisors, LLC (the “Adviser”), a Delaware limited liability company.

WHEREAS, the Adviser has agreed to furnish investment advisory services to the Corporation, which intends to elect to operate as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.         In General. The Adviser agrees, all as more fully set forth herein, to act as investment advisor to the Corporation with respect to the investment of the Corporation’s assets and to supervise and arrange for the day-to-day operations of the Corporation and the purchase of assets for and the sale of assets held in the investment portfolio of the Corporation.

2.         Duties and Obligations of the Adviser with Respect to Investment of Assets of the Corporation.

(a)         Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Corporation’s board of directors (the “Board of Directors”), the Adviser shall act as the investment advisor to the Company and to manage the investment and reinvestment of the assets of the Company. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) execute, close, service and monitor the investments that the Corporation makes; (iv) determine the securities and other assets that the Corporation will purchase, retain or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds. Nothing contained herein shall be construed to restrict the Corporation’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Corporation’s shares.

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(b)         In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Corporation; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Amendment and Restatement and the Bylaws of the Corporation, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Corporation as set forth in the Corporation’s Information Statement on Schedule 14C, initially filed on July 21, 2014, as they may be amended from time to time by the Board of Directors or stockholders of the Corporation; and (v) any policies and determinations of the Board of Directors of the Corporation and provided in writing to the Adviser.

(c)         The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and, except as set forth in the following sentence, will bear all costs and expenses incurred in connection with its investment advisory duties hereunder. The Corporation shall reimburse the Adviser for all direct and indirect costs and expenses incurred by the Adviser for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services hereunder by the Adviser, including the costs and expenses of due diligence of potential investments, monitoring performance of the Corporation’s investments, serving as directors and officers of portfolio companies, providing managerial assistance to portfolio companies, enforcing the Corporation’s rights in respect of its investments and disposing of investments. All allocations made pursuant to this paragraph (c) shall be made pursuant to allocation guidelines approved from time to time by the Board of Directors. The Corporation shall also be responsible for the payment of all the Corporation’s other expenses, including payment of the fees payable to the Adviser under Section 6 hereof; organizational and offering expenses; expenses incurred in valuing the Corporation’s assets and computing its net asset value per share (including the cost and expenses of any independent valuation firm); expenses incurred by the Adviser or payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on the Corporation’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance the Corporation’s investments and expenses related to unsuccessful portfolio acquisition efforts; offerings of the Corporation’s common stock and other securities; investment advisory and management fees payable under this Agreement; administration fees; transfer agent and custody fees and expenses; federal and state registration fees; all costs of registration and listing the Corporation’s shares on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by the Securities and Exchange Commission (“SEC”) or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the costs associated with individual or group stockholders; the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other non-investment advisory expenses incurred by the Corporation or the Adviser in connection with the administering the Corporation’s business.

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(d)         The Adviser shall give the Corporation the benefit of its professional judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Corporation in connection with the matters to which this Agreement relates, provided, that the foregoing exculpation shall not apply to a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided further, however, that the foregoing shall not constitute a waiver of any rights which the Corporation may have which may not be waived under applicable law.

(e)         The Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Corporation and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Corporation and its other clients and that the total commissions paid by the Corporation will be reasonable in relation to the benefits to the Corporation over the long term, subject to review by the Board of Directors of the Corporation from time to time with respect to the extent and continuation of such practice to determine whether the Corporation benefits, directly or indirectly, from such practice.

3.         Services Not Exclusive. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will not undertake, and will cause its employees not to undertake, activities which, in its reasonable judgment, will adversely affect the performance of the Adviser’s obligations under this Agreement.

4.         Agency Cross Transactions. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Adviser’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Corporation authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Corporation may revoke its consent at any time by written notice to the Adviser.

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5.         Expenses. During the term of this Agreement, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries or directors’ fees of any officers or directors of the Corporation who are affiliated persons (as defined in the 1940 Act) of the Adviser.

6.         Compensation of the Adviser. The Adviser, for its services to the Corporation, will be entitled to receive a management fee (the “Base Management Fee”) and an incentive fee (“Incentive Fee”) from the Corporation.

(a)         The Base Management Fee will be calculated at an annual rate of 1.75% of the Corporation’s gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. The Base Management Fee is payable quarterly in arrears on a calendar quarter basis. For the period from the date of commencement of the Corporation’s operations (the “Commencement Date”) through the end of the first and second quarters of the Corporation’s operations, the Base Management Fee will be calculated based on the initial value of the Corporation’s gross assets. Subsequently, the Base Management Fee will be calculated based on the average value of the Corporation’s gross assets at the end of the two most recently completed calendar quarters prior to the quarter for which such fees are being calculated. Base Management Fees for any partial month or quarter will be appropriately pro-rated.

(b)         The Incentive Fee will consist of two parts, as follows:

(i)         The first component of the Incentive Fee (the “Income-Based Fee”) will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter for which such fees are being calculated and shall be payable promptly following the filing of the Corporation’s financial statements for such quarter. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Corporation receives from portfolio companies) accrued during the calendar quarter, minus the Corporation’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Corporation’s administration agreement (the “Administration Agreement”), any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income not yet received in cash; provided, however, that the portion of the Incentive Fee attributable to deferred interest features shall be paid, together with interest thereon from the date of deferral to the date of payment at the prime rate published from time to time by the Wall Street Journal or, in the absence thereof, a bank chosen by the board of directors, only if and to the extent received in cash, and any accrual thereof shall be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income shall not reduce the amounts payable for any quarter pursuant to clause (ii) below. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

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(ii)         Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Corporation’s net assets (defined as total assets less senior securities constituting indebtedness and preferred stock) at the end of the calendar quarter for which such fees are being calculated, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). The Corporation will pay the Adviser the Income-Based Fee with respect to the Corporation’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(1)	no Income-Based Fee for any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

(2)	100% of the Corporation’s Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such quarter, if any, that exceeds the hurdle rate but is less than 2.5% (10.0% annualized); and

(3)	20.0% of the amount of the Corporation’s Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such quarter, if any, that exceeds 2.5% (10.0% annualized);

provided that, no Incentive Fee in respect of Sections 6(c)(i) and 6(c)(ii) hereof will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the calendar quarter for which such fees are being calculated and the 11 preceding quarters exceeds the cumulative Incentive Fees accrued and/or paid pursuant to Section 6(c) hereof for such 11 preceding quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of Pre-Incentive Fee Net Investment Income, realized gains and losses and unrealized appreciation and depreciation of the Corporation for the calendar quarter for which such fees are being calculated and the 11 preceding calendar quarters. These calculations will be appropriately adjusted for any share issuances or repurchases during the calendar quarter for which such fees are being calculated.

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(iii)         The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ending on December 31, 2014, and is calculated at the end of each applicable year by subtracting (1) the sum of the Corporation’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Corporation’s cumulative aggregate realized capital gains, in each case calculated from the Commencement Date. If the amount so calculated is positive, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years; provided that the Incentive Fee determined as of December 31, 2014 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2014. If such amount is negative, then no Capital Gains Fee will be payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

7.         Indemnification. The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Corporation shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

8.         Duration and Termination.

(a)         This Agreement shall become effective as of the first date above written. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the vote of a majority of the outstanding voting securities of the Corporation, (ii) by the vote of the Corporation’s Directors, or (iii) by the Advisor. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.

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(b)         This Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Corporation and (B) the vote of a majority of the members of the Corporation’s Board who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

(c)         This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

9.         Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

10.       Amendment of this Agreement. This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the 1940 Act.

11.       Entire Agreement: Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of Texas and in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of Texas, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

12.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

13.       Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

PRINCETON CAPITAL CORPORATION

By:
Name:
Title: Chief Financial Officer

PRINCETON INVESTMENT ADVISORS, LLC

By:
Name:
Title:

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ANNEX G

ASSET PURCHASE AGREEMENT

by

and

among

REGAL ONE CORPORATION,

PRINCETON CAPITAL CORPORATION,

CAPITAL POINT PARTNERS, LP,

and

CAPITAL POINT PARTNERS II, LP,

Dated as of July 14, 2014

(AS AMENDED)

Table of Contents

Page

ARTICLE I PURCHASE AND SALE OF THE PURCHASED ASSETS

1.1	The Purchased Assets	G-1
1.2	Assumed Obligations	G-2
1.3	Excluded Obligations	G-2
1.4	Purchase Price	G-2
1.5	Principal Repayment; Interest and Fees	G-3
1.6	Additional Payments	G-3
1.7	The Closing	G-3
1.8	Actions at the Closing	G-3
1.9	Exemption from Registration	G-4

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

2.1	Organization, Qualification and Corporate Power	G-5
2.2	Authorization of Transaction; No Violation	G-5
2.3	Noncontravention	G-5
2.4	Purchased Loans and Loan Documents	G-5
2.5	Other Matters Relating to the Purchased Loans	G-6
2.6	Title to Purchased Assets	G-6
2.7	Securities Law Matters	G-6
2.8	Compliance; Litigation Related to the Purchase Assets	G-7
2.9	Brokers’ Fees	G-7
2.10	Disclosure	G-7
2.11	Duty to Make Inquiry	G-7

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE ACQUISTION SUBSIDIARY

3.1	Organization, Qualification and Corporate Power	G-8
3.2	Capitalization	G-9
3.3	Authorization of Transaction	G-9
3.4	Noncontravention	G-11
3.5	Subsidiaries	G-11
3.6	SEC Reports	G-12
3.7	Compliance with Laws	G-13
3.8	Financial Statements	G-14
3.9	Absence of Certain Changes	G-16
3.10	Litigation	G-17
3.11	Compliance with Applicable Law	G-16
3.12	Tax Matters	G-19
3.13	Assets	G-20
3.14	Owned Real Property	G-20
3.15	Real Property Leases	G-20

G-i

3.16	Contracts	G-21
3.17	Powers of Attorney	G-23
3.18	Insurance	G-23
3.19	Investment Assets	G-24
3.20	Intellectual Property	G-24
3.21	Warranties	G-25
3.22	Employees	G-25
3.23	Employee Benefits	G-25
3.24	Environmental Matters	G-28
3.25	Certain Business Relationships with Affiliates	G-28
3.26	Brokers’ Fees	G-28
3.27	Disclosure	G-28
3.28	Interested Party Transactions	G-29
3.29	Duty to Make Inquiry	G-29
3.30	Accountants	G-29
3.31	Minute Books	G-29
3.32	Board Action	G-29

ARTICLE IV COVENTANTS

4.1	Closing Efforts	G-30
4.2	Conduct of Business Prior to the Effective Time	G-30
4.3	Parent Forbearances	G-30
4.4	Governmental and Third-Party Notices and Consents	G-33
4.5	Merger of Acquisition Subsidiary	G-33
4.6	Access to Parent Information	G-33
4.7	Expenses	G-33
4.8	Quotation of Stock Consideration; Listing of Buyer Common Stock	G-33
4.9	Externally Managed Business Development Company	G-33
4.10	Stockholder Consent; Preparation of Information Statement	G-34
4.11	Notices of Certain Events	G-35
4.12	Resignations	G-35

ARTICLE V CONDITIONS TO CONSUMATION OF MERGER

5.1	Conditions to Each Party’s Obligations	G-36
5.2	Conditions to Obligations of the Buyer	G-36
5.3	Conditions to Obligations of each Partnership	G-37

ARTICLE VI INDEMNIFICATION

6.1	Indemnification by the Parent Stockholders	G-38
6.2	Indemnification by the Partnerships	G-39
6.3	Indemnification Claims	G-40
6.4	Survival of Representations and Warranties	G-42
6.5	Limitations on Claims for Indemnification	G-42

ARTICLE VII TERMINATION

7.1	Termination by Mutual Agreement	G-43
7.2	Termination by Failure to Close	G-43
7.3	Termination by Operation of Law	G-43
7.4	Termination for Failure to Perform Covenants or Conditions	G-44
7.5	Effect of Termination or Default; Remedies	G-44
7.6	Remedies; Specific Performance	G-44

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ARTICLE VIII CERTAIN DEFINITIONS

8.1	Definitions	G-44

ARTICLE IX MISCELLANEOUS

9.1	Press Releases and Announcements	G-51
9.2	Assignment Third Party Beneficiaries	G-52
9.3	Entire Agreement	G-52
9.4	Confidential Nature of Information	G-52
9.5	Counterparts and Facsimile Signature	G-53
9.6	Headings	G-53
9.7	Notices	G-53
9.8	Governing Law	G-54
9.9	Amendments and Waivers	G-54
9.10	Severability	G-54
9.11	Submission to Jurisdiction	G-54
9.12	Waiver of Jury Trial	G-54
9.13	Construction	G-54
9.14	No Partnership	G-55
9.15	Access to Records After The Closing	G-55

EXHIBITS
Exhibit A	Assignment and Assumption Agreement
Exhibit B	Loan Schedule
Exhibit C	Form of Indemnification Shares Escrow Agreement
Exhibit D	Signatories to Lock-Up and No-Shorting Agreements
Exhibit E	Parent Stockholder Consent
Exhibit F	Form of Lock-Up and No-Shorting Agreements
Exhibit G	Form of Amended and Restated Charter of Acquisition Subsidiary
Exhibit H	Form of Amended and Restated Bylaws of Acquisition Subsidiary
Exhibit I	Indemnifying Stockholders

G-iii

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of July 14, 2014, by and among Regal One Corporation, a Florida corporation (the “Parent”), Princeton Capital Corporation, a Maryland corporation (the “Acquisition Subsidiary,” and together with Parent, the “Buyer”), Capital Point Partners, LP, a Delaware limited partnership (“Fund I”), and Capital Point Partners II, LP, a Delaware limited partnership (“Fund II” and together with Fund I, the “Partnerships”). The Parent, the Acquisition Subsidiary, Fund I and Fund II are each a “Party” and referred to collectively herein as the “Parties.”

WHEREAS, the Partnerships are currently the owner of the Purchased Assets;

WHEREAS, each Partnership desires to sell the Purchased Assets and assign the Assumed Obligations to Buyer, and Buyer desires to purchase the Purchased Assets and to assume the Assumed Obligations from each Partnership, all on the terms and subject to the conditions set forth herein;

WHEREAS, the Parties intend that the purchase and sale transaction contemplated by this Agreement constitute a true and absolute sale transaction without recourse, except as expressly provided in this Agreement;

WHEREAS, the Parent and Acquisition Subsidiary have entered into that certain Agreement and Plan of Merger dated as of July 14, 2014 (the “Reincorporation Merger Agreement”), whereby the Parent will merge with and into the Acquisition Subsidiary and the Acquisition Subsidiary will remain as the surviving corporation after the merger (the “Reincorporation Merger”);

WHEREAS, the board of directors of each of the Parent and Acquisition Subsidiary has (i) approved the execution, delivery and performance by the Parent and Acquisition Subsidiary, as the case may be, of this Agreement and the Reincorporation Merger Agreement and the consummation of the transactions contemplated hereby and thereby, including the Reincorporation Merger, and (ii) declared it advisable for Parent and Acquisition Subsidiary, respectively to enter into this Agreement and the Reincorporation Merger Agreement;

WHEREAS, the Parent, as the sole shareholder of the Acquisition Subsidiary, has approved this Agreement and the Reincorporation Merger Agreement and the transactions contemplated hereby and thereby, including the Reincorporation Merger; and

NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Parties hereto, intending legally to be bound, agree as follows:

article i  PURCHASE AND SALE OF THE PURCHASED ASSETS

1.1         The Purchased Assets. Upon and subject to the terms and conditions set forth in this Agreement, on the Closing Date, the Partnerships shall sell, transfer, assign, convey and deliver to the Buyer, and the Buyer shall purchase and assume from the Partnerships, all of each Partnership’s right, title and interest in, to and under the following, wherever located:

(a)          Each Purchased Loan including, to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of each Partnership under the Loan Documents against any Person, whether known or unknown, arising under or in connection with the Loan Documents or in any way based on or related to any of the foregoing;

G-1

(b)         The Loan Documents relating to such Purchased Loan; and

(c)         The Loan Files relating to such Purchased Loan

The assets referred to in this Section 1.1 are collectively referred to as the “Purchased Assets.”

1.2         Assumed Obligations. On the Closing Date, Buyer and each Partnership shall execute and deliver the Assignment and Assumption Agreements with respect to the Purchased Assets, pursuant to which Buyer shall assume all obligations (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) under the Loan Documents to the extent, and only to the extent, that such obligations arise out of or relate to facts, events or circumstances arising or occurring on or after the Effective Time (collectively, the “Assumed Obligations”).

1.3         Excluded Obligations. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall not, as a result of the transactions contemplated by this Agreement, assume or become liable for any obligations of a Partnership other than the Assumed Obligations (collectively, the “Excluded Obligations”).

1.4         Purchase Price.

(a)         The aggregate consideration paid to each Partnership for the sale, transfer, assignment, conveyance and delivery to the Buyer of the Purchased Assets shall be an amount of shares of Buyer Common Stock equal to the Purchase Price plus the assumption by Buyer of the Assumed Obligations with respect to such Purchased Loans plus the Call Premia as provided in Section 1.6, which aggregate consideration the Partnerships and Buyer independently have determined to be the fair value of the Purchased Assets. The Purchase Price will be payable in Buyer Common Stock (the “Stock Consideration”), valued at a per-share price equal to $0.530 per share. The Purchase Price shall be further adjusted in accordance with Section 1.5. The Stock Consideration shall consist of a number of authorized but unissued shares of Buyer Common Stock to be issued at the Closing. The certificate for the Stock Consideration shall bear a legend under the Securities Act relating to the status of the Stock Consideration as restricted securities and will also bear a legend stating;

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SALE OR TRANSFER IS EFFECTIVE UNDER THE ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT, AND IF THE ISSUER REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

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(b)         In the event that, between the date hereof and the Closing Date a Partnership receives a principal payment with respect to a Purchased Loan that is not already reflected in the applicable Loan Purchase Price set forth in the then-current Loan Schedule, such Partnership shall, no later than the Cut-off Time, prepare and deliver to Buyer an updated Loan Schedule reflecting the updated Loan Purchase Price for each Purchased Loan as of the Closing, as contemplated by the first sentence of Section 1.5.

1.5         Principal Repayments; Interest and Fees. The Loan Purchase Price with respect to a particular Purchased Loan shall be reduced by the amount, if any, of the principal payments received by each Partnership between the date hereof and the Cut-off Time. In addition, the Purchase Price shall be increased by the amount of all accrued but unpaid interest payable in cash (but not in kind) and all accrued but unpaid normally recurring fees, in each case as of the Closing Date with respect to each Purchased Loan being sold by the Partnership on the Closing Date.

1.6         Additional Payments. In addition to the Purchase Price, Buyer shall pay to each Partnership, in cash, all prepayment premiums or similar prepayment penalties or fees (collectively, “Call Premia”) received by Buyer following the Closing Date in connection with any full or partial payment of principal by a Borrower with respect to a Purchased Loan. Each such payment shall be due no late than five (5) Business Days following receipt by Buyer of the applicable Call Premia and shall be payable as agreed in writing by the Parties.

1.7         The Closing. The closing of the purchase and sale of the Purchased Assets and the consummation transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Reed Smith LLP in Houston, Texas commencing at 11:00 a.m. local time on or before October 6, 2014, or, if all of the conditions to the obligations of the Parties to consummate the transactions contemplated hereby have not been satisfied or waived by such date, on such mutually agreeable later date as soon as practicable (and in any event not later than three (3) business days) after the satisfaction or waiver of all conditions (excluding the delivery of any documents to be delivered at the Closing by any of the Parties) set forth in Article V hereof (the “Closing Date”). The Closing shall be effective as of 11:00 a.m. Houston time on the Closing Date (the “Effective Time”).

1.8         Actions at the Closing. At the Closing:

(a)         each Partnership shall deliver to the Buyer the various certificates, instruments and documents referred to in Sections 5.1 and 5.2;

(b)         the Buyer shall deliver to each Partnership the various certificates, instruments and documents referred to in Sections 5.1 and 5.3; and

(c)         the Buyer shall deliver certificates for the Stock Consideration to each Partnership in accordance with Section 1.4.

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1.9         Exemption from Registration; Rule 144.

The Buyer and each Partnership intend that the shares of Buyer Common Stock to be issued pursuant to Section 1.4 hereof, and any shares of Buyer Common Stock that may be issued pursuant to Section 1.6 hereof (if any), will be issued in a transaction exempt from registration under the Securities Act by reason of Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated by the SEC thereunder and/or Regulation S promulgated by the SEC and that all recipients of such shares of Common Stock shall either be “accredited investors” or not “U.S. Persons” as such terms are defined in Regulation D and Regulation S, respectively. The shares of Buyer Common Stock to be issued pursuant to Section 1.4 hereof, and any shares of Buyer Common Stock that may be issued pursuant to Section 1.6 hereof, will be “restricted securities” within the meaning of Rule 144 under the Securities Act and may not be offered, sold, pledged, assigned or otherwise transferred unless (a) a registration statement with respect thereto is effective under the Securities Act and any applicable state securities laws, or (b) an exemption from such registration exists and either the Buyer receives an opinion of counsel to the holder of such securities, which counsel and opinion are satisfactory to the Buyer, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Securities Act or applicable state securities laws, or the holder complies with the requirements of Regulation S, if applicable; and the certificates representing such shares of Buyer Common Stock will bear an appropriate legend and restriction on the books of the Buyer’s transfer agent to that effect.

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

Each Partnership hereby represents and warrants to the Parent, with respect to itself and the Purchased Assets to be sold, and the consideration to be received, by such Partnership, that the statements contained in this Article II are true and correct, except as set forth in the disclosure schedule provided by such Partnership to the Parent on the date hereof and accepted in writing by the Parent (the “Partnership Disclosure Schedule”). The Partnership Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article II; and to the extent that it is clear from the context thereof that such disclosure also applies to any other numbered paragraph contained in this Article II, the disclosures in any numbered paragraph of the Disclosure Schedule shall qualify such other corresponding numbered paragraph in this Article II. For purposes of this Article II, the phrase “to the knowledge of the Partnership” or any phrase of similar import shall be deemed to refer to the actual knowledge of any officer of the general partner of the Partnership as well as any other knowledge which such person would have possessed had such person made reasonable inquiry of appropriate officers, directors and key employees of the general partner of the Partnership and the accountants and attorneys of the general partner of the Partnership.

G-4

2.1         Organization, Qualification and Corporate Power. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The Partnership is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Partnership Material Adverse Effect. The Partnership has all requisite partnership power and authority to own the Purchased Assets and use the properties owned and used by it. The Partnership has furnished or made available to the Parent complete and accurate copies of its certificate and agreement of limited partnership and all amendments thereto.

2.2         Authorization of Transaction; No Violation. The Partnership has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Partnership of this Agreement and, the consummation by the Partnership of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Partnership. This Agreement has been duly and validly executed and delivered by the Partnership and constitutes a valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity.

2.3         Noncontravention. Neither the execution and delivery by the Partnership of this Agreement nor the consummation by the Partnership of the transactions contemplated hereby will (a) conflict with or violate any provision of the Partnership’s Organizational Documents, (b) require on the part of the Partnership any filing with any Governmental Entity, or any Permit, except for such Permits, which the Partnership is obligated to use its Reasonable Best Efforts to obtain pursuant to Section 4.4(a), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under any Loan Document identified in the Master Loan Document List, or any other material agreement or material instrument (other than a Loan Document) to which the Partnership is a party or by which the Partnership is bound with respect to any Purchased Asset or Assumed Obligation, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation set forth in Section 2.3 of the Partnership Disclosure Schedule, for which the Partnership is obligated to use its Reasonable Best Efforts to obtain waiver, consent or approval pursuant to Section 4.4(b), (ii) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a Partnership Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or (iii) any notice, consent or waiver the absence of which would not have a Partnership Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby, or (d) violate any Law or Order applicable to the Partnership or the Purchased Assets.

2.4         Purchased Loans and Loan Documents.

(a)         To the Partnership’s knowledge, the Loan Documents listed in the Master Loan Document Schedule constitute all Loan Documents relating to the Purchased Loans to which the Partnership is a party. The Loan Documents listed in the Master Loan Document Schedule constitute the legal, valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and any limitation imposed by general equity principles, including principles of commercial reasonableness, good faith, and fair dealing (regardless of whether enforcement is sought in a Proceeding at law or in equity). The Partnership is not in breach or default in any material respect of its obligations under any of such Loan Documents listed in the Master Loan Document Schedule.

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(b)         The Loan Schedule is accurate in all material respects as of the date thereof and will be accurate in all material respects as of the Cut-off Time.

2.5         Other Matters Relating to the Purchased Loans. To the Partnership’s knowledge (without obligation for further inquiry), there are no actions pending in which one of the Borrowers has (i) filed, or consented (by answer or otherwise) to the filing against it, of a petition for relief under any bankruptcy or insolvency law of any jurisdiction, (ii) made an assignment for the benefit of its creditors, (iii) consented to the appointment of a custodian, receiver, trustee, liquidator or other judicial officer with similar power over itself or any substantial part of its property, (iv) been adjudicated by a court to be insolvent, or (v) taken corporate or partnership action for the purpose of authorizing any of the foregoing.

2.6         Title to Purchased Assets. The Partnership has and, as of the Closing, will transfer to Buyer, good title to all of the Purchased Assets, free and clear of any Encumbrances.

2.7         Securities Law Matters. The Partnership is an “accredited investor” (as defined in Rule 501(a) under the Securities Act) and is acquiring Buyer Common Stock for its own account and for investment purposes and not with a view of distribution thereof (other than any assignment to an Affiliate of the Partnership’s right to receive the Stock Consideration or with any present intention of offering or selling Buyer Common Stock in violation of the Securities Act). The Partnership has received information determined by it to be necessary in order to make an informed investment decision regarding the investment in Buyer Common Stock. The Partnership acknowledges that Buyer Common Stock has not been registered under the Securities Act or under the securities laws of various states, and, therefore, cannot be sold unless it is subsequently registered under the Securities Act and any applicable state securities laws or an exemption from registration is available. Further, the Partnership understands that the transfer agent records will reflect the foregoing restrictions and, so long as such restrictions are in effect, a stop-transfer order may be placed against transfer of such shares. Unless otherwise required by applicable law, such restrictions shall be removed (a) upon the sale of such shares pursuant to an effective registration statement under the Securities Act, (b) in connection with any other sale, assignment or transfer transaction, if the Partnership provides Buyer with an opinion of counsel, in form, substance, and scope, and from such counsel, as may be reasonably acceptable to Buyer, to the effect that the sale, assignment or other transfer of Buyer Common Stock may be made without registration under the Securities Act, or (c) if the Partnership provides Buyer with notice that the shares of Buyer Common Stock are being sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto). The Partnership agrees to sell the shares of Buyer Common Stock only in compliance with all applicable securities laws.

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2.8         Compliance; Litigation Related to the Purchase Assets.

(a)         The Partnership has complied in all material respects with all Requirements of Law applicable to the Purchased Assets and the Assumed Obligations.

(b)         There are no actions, suits or proceedings pending or, to the Partnership knowledge, threatened against the Partnership by any Borrower, Guarantor or third Person in respect of the Purchased Assets or the Assumed Obligations and there are no actions, suits or proceedings pending in which the Partnership is the plaintiff or claimant and which relate to any of the Purchased Assets or the Assumed Obligations.

(c)         There are no actions, suits or proceedings pending or threatened in writing against either Partnership which question the legality or propriety of the transactions contemplated by this Agreement.

2.9         Brokers’ Fees. The Partnership has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

2.10       Disclosure. No representation or warranty by the Partnership contained in this Agreement, and no statement contained in the Partnership Disclosure Schedule, or any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Partnership pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

2.11       Duty to Make Inquiry. To the extent that any of the representations or warranties in this Article II are qualified by “knowledge” or “belief,” the Partnership represents and warrants that it has made reasonable inquiry and investigation concerning the matters to which such representations and warranties relate, including, but not limited to, reasonable inquiry by the directors, officers and key personnel of the general partner of the Partnership.

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE ACQUISITION SUBSIDIARY

Each of the Parent and the Acquisition Subsidiary represents and warrants to the Company that the statements contained in this Article III are true and correct, except as set forth in the disclosure schedule provided by the Parent and the Acquisition Subsidiary to the Company on the date hereof and accepted in writing by the Company (the “Parent Disclosure Schedule”). The Parent Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III; and to the extent that it is clear from the context thereof that such disclosure also applies to any other numbered paragraph contained in this Article III, the disclosures in any numbered paragraph of the Disclosure Schedule shall qualify such other corresponding numbered paragraph in this Article III. For purposes of this Article III, the phrase “to the knowledge of the Parent” or any phrase of similar import shall be deemed to refer to the actual knowledge of any officer or director of the Parent (which shall include the Buyer) as well as any other knowledge which such person would have possessed had such person made reasonable inquiry of appropriate officers, directors, key employees, accountants and attorneys of the Parent with respect to the matter in question.

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3.1         Organization, Qualification and Corporate Power.

(a)         The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and the Acquisition Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Each of the Parent and the Acquisition Subsidiary is duly licensed or qualified to do business in all material respects as a foreign corporation in each jurisdiction in which the nature of business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. The Parent has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Parent has furnished or made available to the Partnerships complete and accurate copies of its articles of incorporation, bylaws and all amendments thereto. Neither the Parent nor the Acquisition Subsidiary is in default under or in violation of any provision of its Organizational Documents as amended to date. The Parent is not now, and has never been, a “Shell Company” as defined under Rule 12b-2 of the Exchange Act and Rule 144(1) of the Securities Act.

(b)         The Parent has filed an election (the “BDC Election”) and has duly elected to be a business development company and is subject to the provisions of Sections 55 through 65 of the Investment Company Act. At the time the BDC Election was filed with the SEC, it (i) contained all statements required to be stated therein accordance with, and complied in all material respects with the requirements of the Investment Company Act and (ii) did not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein not misleading. The Parent has not filed with the SEC any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the Investment Company Act, the BDC Election remains in full force and effect, and, no order of suspension or revocation of the BDC Election under the Investment Company Act has been issued or, to the knowledge of Parent, proceedings therefore initiated or threatened by the SEC. Except as set forth in Section 3.1(b) of the Parent Disclosure Schedule, the operations of the Parent are in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder, including the provisions applicable to business development companies. The Acquisition Subsidiary, immediately following the Reincorporation Merger, will be a business development company and subject to the provisions of Section 55 through 65 of the Investment Company Act.

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3.2         Capitalization. The authorized capital stock of the Parent consists of 50,000,000 shares of Parent Common Stock, of which 3,633,067 shares are issued and outstanding, 50,000 shares of Parent Series A Preferred of which no shares are outstanding and 500,000 shares of Parent Series B Preferred, of which 100,000 shares are issued and outstanding. There are no declared or accrued but unpaid dividends with respect to any shares of Parent Common Stock or Parent Series B Preferred. The Parent Common Stock is presently eligible for quotation and trading on the OTCBB and is not subject to any notice of suspension or delisting. All of the issued and outstanding shares of Parent Common Stock and Parent Series B Preferred are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights, with no personal liability with respect to the Parent attaching to the ownership thereof. Except as contemplated by the Transaction Documentation or as described in Section 3.2 of the Parent Disclosure Schedule, there are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Parent is a party or which are binding upon the Parent providing for the issuance or redemption of any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Parent. There are no agreements to which the Parent is a party or by which it is bound with respect to the voting (including without limitation voting trusts or proxies), registration under the Securities Act, or sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Parent. There are no agreements among other parties, to which the Parent is not a party and by which it is not bound, with respect to the voting (including without limitation voting trusts or proxies) or sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Parent. All of the issued and outstanding shares of Parent Common Stock and Parent Series B Preferred were issued in compliance with applicable Laws, including federal and state securities laws. The Stock Consideration to be issued at the Closing pursuant to Section 1.4 hereof, (i) when issued and delivered in accordance with the terms hereof shall be duly and validly issued, fully paid and nonassessable and free of all preemptive rights and will be issued in compliance with applicable federal and state securities laws (ii) will be eligible for resale without compliance with the requirements of Rule 144(i) of the Securities Act.

3.3         Authorization of Transaction.

(a)         Each of the Parent and the Acquisition Subsidiary has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by the Parent and the Acquisition Subsidiary of this Agreement and the agreements contemplated hereby including the Reincorporation Merger Agreement (collectively, the “Transaction Documentation”), and subject to the adoption of this Agreement and the approval of the transactions contemplated by this Agreement and the Reincorporation Merger Agreement by no less than a majority of the votes represented by the outstanding shares of Parent Common Stock and Parent Series B Preferred entitled to vote on this Agreement and the Reincorporation Merger Agreement and the transactions contemplated by this Agreement and the Reincorporation Merger Agreement voting individually, or together as one class, which represents approval of holders of more than 50% of the Parent’s outstanding voting securities (the “Stockholder Approval”), have been authorized by all necessary corporate action on the part of Parent and the Acquisition Subsidiary, respectively. This Agreement and each of the documents included in the Transaction Documentation has been duly and validly executed and delivered by the Parent or the Acquisition Subsidiary, as the case may be, and, subject to receipt of Stockholder Approval (assuming due authorization, execution and delivery by each Partnership), constitutes a valid and binding obligation of the Parent or the Acquisition Subsidiary, as the case may be, enforceable against them in accordance with its terms, except as such enforceability may be limited under applicable bankruptcy, insolvency and similar laws, rules or regulations affecting creditors’ rights and remedies generally and to general principles of equity, whether applied in a court of law or a court of equity.

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(b)         Neither the execution and delivery of this Agreement by Parent or Acquisition Subsidiary, nor the consummation by Parent or Acquisition Subsidiary of the transactions contemplated by this Agreement and the Reincorporation Merger Agreement, nor compliance by Parent or Acquisition Subsidiary with any of the terms or provisions of this Agreement and the Reincorporation Merger Agreement, will (i) violate any provision of the Organizational Documents of the Parent or Acquisition Subsidiary or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to Parent, any of its subsidiaries or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of Parent or any of its subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which Parent or any of its subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii), any such violation, conflict, breach, default, termination, cancellation, acceleration or creation that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(c)         Neither the consummation by Parent or the Acquisition Subsidiary of the transactions contemplated by this Agreement nor compliance by Parent with any of the terms or provisions of this Agreement will violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, confirmation, approval or authorization of, or notice to or filing with any third-party with respect to, any of the terms, conditions or provisions of any Contract listed in Section 3.16 of the Parent Disclosure Schedule.

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3.4         Noncontravention.

Governmental Consents; Regulatory Matters.

(a)         Except for (i) the Regulatory Approvals that have been disclosed by the Parent in Section 3.4 of the Parent Disclosure Schedule, (ii) the filing with the SEC of an information statement in definitive form relating to the actions approved by the stockholders of the Parent, (iii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT and the Florida Division of Corporations, (iv) any notices or filings under the HSR Act, (v) any required notification to FINRA and (vi) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the Stock Consideration pursuant to this Agreement and approval of the quotation or listing of such Stock Consideration on the OTCBB or other applicable exchanges, no material consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the consummation by the Company of the Reincorporation Merger and the transactions contemplated by this Agreement. No consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the execution and delivery by the Parent of this Agreement other than (i) the reporting of this Agreement on a Current Report on Form 8-K or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b)         Neither the Parent nor any of its subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has been ordered to pay any civil money penalty by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Parent’s knowledge that, upon consummation of the transactions contemplated by this Agreement, would restrict in any material respect the conduct of the business of Parent or any of its subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated business development companies or their subsidiaries, nor has the Parent or any of its subsidiaries been advised in writing or verbally by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

3.5         Subsidiaries.

(a)         The Parent has no subsidiaries other than the Acquisition Subsidiary. The Acquisition Subsidiary is an entity duly organized, validly existing and in corporate and tax good standing under the laws of the state of Maryland. The Acquisition Subsidiary has not conducted any business operations since its organization. The Parent has delivered or made available to the Partnerships complete and accurate copies of the Organizational Documents of the Acquisition Subsidiary. The Acquisition Subsidiary has no assets other than minimal paid-in capital, has no liabilities or other obligations, and is not in default under or in violation of any provision of its charter, bylaws or other Organizational Documents. All of the issued and outstanding shares of capital stock of the Acquisition Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All shares of the Acquisition Subsidiary are owned by the Parent free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws and Liens. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Parent or the Acquisition Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of the Parent or the Acquisition Subsidiary (except as contemplated by this Agreement). There are no outstanding stock appreciation, phantom stock or similar rights with respect to the Acquisition Subsidiary. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Acquisition Subsidiary.

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(b)         At all times from January 1, 2010 through the date of this Agreement, the business and operations of the Parent have been conducted exclusively through the Parent.

(c)         The Parent does not control directly or indirectly or have any direct or indirect participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association which is not a subsidiary.

3.6         SEC Reports.

(a)         The Parent has filed on a timely basis all reports, registration statements, forms, schedules and other documents required to be filed by it with the SEC, the OTC BB and any other Governmental Entity for the period from January 1, 2010 to the date hereof. No Governmental Entity has initiated or has pending any Proceeding or investigation into the business, disclosures or operations of the Parent or any of its subsidiaries. There is no unresolved or threatened comment, exception or stop order by any Governmental Entity with respect to any filing by the Parent or any of its subsidiaries, relating to any examinations or inspections of the Parent or any of its subsidiaries. There have been no formal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of the Parent or any of its subsidiaries. Except to the extent available in full without redaction on the SEC’s web site through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) two days prior to the date of this Agreement, the Parent has made available to the Company copies in the form filed with the SEC (including the full text of any document filed subject to a request for confidential treatment or as an exhibit to such filing) all of the following that have been filed with the SEC prior to the date hereof: (i) the Parent’s Annual Reports on Forms 10-K, (ii) the Parent’s Quarterly Reports on Forms 10-Q, (iii) all proxy and information statements relating to the Parent’s meetings of stockholders (whether annual or special) held, or by stockholder consents, (iv) the Parent’s Current Reports on Form 8-K, and (v) all other forms, reports, registration statements and other documents filed by the Parent with the SEC (the forms, reports, registration statements and other documents referred to in clauses (i), (ii), (iii), (iv) and (v) above, whether or not available through EDGAR, together with the exhibits filed or furnished therewith, are, collectively, the “Parent Reports,” and, to the extent available in full without redaction through EDGAR at least two business days prior to the date of this Agreement, the “Filed Parent Reports”).

(b)         No Parent Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy and/or information statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of their respective dates, all Parent Reports complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, to the extent then applicable, the Sarbanes-Oxley Act, including in each case, the rules and regulations thereunder.

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(c)         From January 1, 2010 to the date hereof, the Parent has been in compliance in all material respects with (i) the applicable rules and regulations of FINRA in respect of which the Parent Common Stock is qualified for quotation and trading on the OTCBB, and (ii) the applicable provisions of the Sarbanes-Oxley Act. The Parent has made available to the Company true, correct and complete copies of and Section 3.6 of the Parent Disclosure Schedule lists (A) all correspondence between the Parent and the OTCBB since January 1, 2010, and (B) all correspondence between the Parent and FINRA since January 1, 2010.

3.7         Compliance with Laws. Except as disclosed on Section 3.7 of the Parent Disclosure Schedule, each of the Parent and the Acquisition Subsidiary:

(a)         and the conduct and operations of their respective businesses, are in compliance with each Law applicable to the Parent, the Acquisition Subsidiary or any of their properties or assets, except for any violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect;

(b)         has complied with all federal and state securities laws and regulations, including being current in all of its reporting obligations under such federal and state securities laws and regulations;

(c)         has not, and the past and present officers, directors and Affiliates of the Parent have not, been the subject of, nor does any officer or director of the Parent have any reason to believe that the Parent or any of its officers, directors or Affiliates will be the subject of, any Proceeding by any federal or state agency alleging a violation of securities laws;

(d)         has not been the subject of any voluntary or involuntary bankruptcy proceeding, nor has it been a party to any material litigation;

(e)         has not, and the past and present officers, directors and Affiliates have not, been the subject of, nor does any officer or director of the Parent have any reason to believe that the Parent or any of its officers, directors or Affiliates will be the subject of, any Proceeding brought by any federal or state agency having regulatory authority over such entity or person;

(f)         does not and will not on the Closing, have any liabilities, contingent or otherwise, including but not limited to notes payable and accounts payable exceeding $10,000 in the aggregate, and is not a party to any executory agreement except as set forth on Section 3.7(f) of the Parent Disclosure Schedule; and

(g)         is not a “blank check company” as such term is defined by Rule 419 of the Securities Act.

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3.8         Financial Statements.

(a)         The financial statements, including the related consolidated schedules of investments, of the Parent included (or incorporated by reference) in the Parent Reports (including the related notes, where applicable (collectively, the “Parent Financial Statements”)) (i) have been prepared from, and are in accordance with, in all material respects, the books and records of the Parent, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of the Parent for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements and the interim financials to recurring year-end audit adjustments normal in nature and amount), (iii) have complied as to form, as of their respective dates of filing with the SEC or, in the case of the interim financials, as of the date hereof, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. As of the date hereof, the books and records of the Parent have been maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. The Parent’s independent registered account firm has not resigned, threatened resignation or been dismissed as independent public accountants of the Parent as a result of or in connection with any disagreements with the Parent on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b)         (i) Neither the Parent nor any of its subsidiaries has any material liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable or otherwise and whether due or to become due), except for (A) in the case of the Parent, liabilities that are reflected or reserved against on the consolidated balance sheet of the Parent included in the Parent’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, and (B) liabilities incurred in the Ordinary Course of Business consistent with past practice since March 31, 2014 which do not exceed $50,000 in the aggregate and (C) contractual and other liabilities incurred in the Ordinary Course of Business consistent with past practices which are not required by GAAP to be reflected on a balance sheet, (ii) other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect with respect to the Parent, neither the Parent nor any of its subsidiaries is a party to, and has no commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among the Parent or any of its subsidiaries, on the one hand, and any Affiliate, including any structured finance, special purpose or limited purpose entity, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving the Parent in the Parent’s consolidated financial statements, and (iii) no subsidiary of the Parent is required to file any forms, reports, schedules, statements or other documents with the SEC.

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(c)         Neither the Parent nor any of its subsidiaries nor, to the knowledge of the Parent, any director, officer, Employee, auditor, accountant or representative of the Parent or any of its subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Parent or any of its subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Parent or any of its subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and no attorney representing the Parent or any of its subsidiaries, whether or not employed by the Parent or any of its subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of directors of the Parent or any committee thereof or to any director or officer of the Parent.

(d)         Neither the Parent nor any of its subsidiaries is a party to any securitization transaction with respect to the assets of the Parent or its subsidiaries or off-balance sheet arrangement with respect to the Parent (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act). To the Parent’s knowledge, Boulay PLLP, the Parent’s independent registered public account firm, which has expressed its opinion with respect to the financial statements of the Parent and its subsidiaries included in the Parent Reports (including the related notes), has been (i) “independent” with respect to the Parent and its subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(e)         The principal executive officer and principal financial officer of the Parent have made all certifications required by, and would be able to make such certifications as of the date hereof and as of the Closing Date as if required to be made as of such dates, pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct, and the Company is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

(f)         The Parent has in all material respects:

(i)          designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Parent in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Parent’s management as appropriate to allow timely decisions regarding required disclosure and to allow the Parent’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

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(ii)         designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

(iii)        provided true and correct copies of any of the foregoing disclosures to its auditors or the Audit Committee of the Parent’s board of directors that have been made in writing from January 1, 2010 through the date hereof, and will promptly provide true and correct copies of any such disclosures that are made after the date hereof.

(g)        The Parent’s management, with the participation of the Parent’s principal executive and financial officers, has completed an assessment of the effectiveness of the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2013 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that such internal controls were effective using the framework specified in the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and (A) disclosed, based on its most recent evaluation, to its auditors and the Audit Committee of the Parent’s board of directors (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Parent’s internal controls over financial reporting that could adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other Employees who have a significant role in its internal controls over financial reporting and (B) identified for the Parent’s auditors any material weaknesses in internal controls.

3.9         Absence of Certain Changes. Since the date of the balance sheet contained in the most recent Parent Report, (a) there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Parent Material Adverse Effect and (b) neither the Parent nor the Acquisition Subsidiary has taken any of the actions set forth in paragraphs (a) through (p) of Section 4.3.

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3.10       Litigation. Except as disclosed in Section 3.10 of the Parent Disclosure Schedule, as of the date of this Agreement, there is no Proceeding which is pending or, to the Parent’s knowledge, threatened (i) against the Parent or any subsidiary of the Parent which, if determined adversely to the Parent or such subsidiary, could have, individually or in the aggregate, a Parent Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or (ii) against any director or officer of any of the Parent in his or her capacity as such pursuant to Section 8A or 20(b) of the Securities Act or Section 21(d) or 21C of the Exchange Act. For purposes of this Section 3.10, any such pending or threatened Proceedings where the amount at issue exceeds or could reasonably be expected to exceed the lesser of $10,000 per Proceeding or $25,000 in the aggregate shall be considered to possibly result in a Parent Material Adverse Effect hereunder.

3.11         Compliance with Applicable Law.

(a)         Except as disclosed in Section 3.11(a) of the Parent Disclosure Schedule, the Parent and each of its subsidiaries is in compliance, and has been operated at all times, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Investment Advisers Act, the Securities Act, the Exchange Act, Environmental Laws and the Code other than, in the case of Environmental Laws only, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Parent. Each of the Parent and its subsidiaries is in compliance, and has been operated in compliance, with all applicable listing standards and corporate governance standards of the SEC, the OTCBB or other listing exchange or self-regulating organization applicable to the Parent or its subsidiaries, other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b)         There is no Order or regulatory restriction (other than regulatory restrictions of general application that apply to similarly situated companies) imposed upon the Parent, any of its subsidiaries or the assets of the Parent or any of its subsidiaries (or that, immediately after the Closing, would apply to the Parent or Acquisition Subsidiary).

(c)         There have not been, nor are there currently pending, any internal investigations or inquiries being conducted by the Parent, the Parent’s board of directors (or any committee thereof) or any third party at the request of any of the foregoing concerning any financial, accounting, Tax, conflict of interest, self-dealing, fraudulent or deceptive conduct or other misfeasance or malfeasance issues.

(d)         Except as set forth on Section 3.11(d) of the Parent Disclosure Schedule, the Parent has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. Except as set forth on Section 3.11(d) of the Parent Disclosure Schedule, since the date the Parent elected to be regulated as a business development company, there have been no “Material Compliance Matters” for the Parent, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Parent’s Board of directors and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

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(e)         Section 3.11(e) of the Parent Disclosure Schedule sets forth a list of all Permits issued to or held by the Parent or any of its subsidiaries. The Parent and the Acquisition Subsidiary will hold, immediately prior to the Closing, all Permits required in order to permit the Company and the Acquisition Subsidiary to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law, in each case, other than any failure to hold any Permit that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. All such Permits are valid and in full force and effect, except for those the failure of which to be valid or to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. No violations with respect to such Permits have occurred that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, and no Proceeding is pending and served or threatened in writing or, to the knowledge of the Parent, pending and not served or otherwise threatened to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the operations of the Parent and the Acquisition Subsidiary, taken as a whole. Each Employee of the Parent and each of its subsidiaries who is required to be registered or licensed as a registered representative, investment adviser representative, sales person or an equivalent person with any Governmental Entity is duly registered as such and such registration is in full force and effect, except for such failures to be so registered or for such registration to remain in full force and effect that, individually or in the aggregate, would not reasonably be expected to be material to the operations of the Parent and its subsidiaries, taken as a whole.

(f)         No “affiliated person” (as defined under the Investment Company Act) of the Parent has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a business development company) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. Section 3.11(f) of the Parent Disclosure schedule lists each exemptive order or other relief issued by the SEC in respect of any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Parent, threatened that would result in any such disqualification.

(g)         The Parent has not received any written or oral notification from a Governmental Entity asserting that it is not in compliance in all material respects with any material Laws or Permits applicable to the Parent. Each such Permit will continue in full force and effect following the Closing.

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3.12         Tax Matters.

(a)         Each of the Parent and its subsidiaries has filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. Neither the Parent nor any of its subsidiaries is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns, other than a group of which only the Parent and its subsidiaries are or were members. Each of the Parent and its subsidiaries has paid on a timely basis all Taxes that were due and payable. The unpaid Taxes of the Parent and its subsidiaries for tax periods through the date of the balance sheet contained in the most recent Parent Report do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on such balance sheet. Neither the Parent nor any of its subsidiaries has any actual or potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group of corporations or other entities that included the Parent or any of its subsidiaries during a prior period) other than the Parent and its subsidiaries. All Taxes that the Parent or any of its subsidiaries is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity.

(b)         The Parent has delivered or made available to the Partnership complete and accurate copies of all federal income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Parent or any of its subsidiaries since January 1, 2010. No examination or audit of any Tax Return of the Parent or any of its subsidiaries by any Governmental Entity is currently in progress or, to the knowledge of the Parent, threatened or contemplated. Neither the Parent nor any of its subsidiaries has been informed by any jurisdiction that the jurisdiction believes that the Parent or its subsidiaries was required to file any Tax Return that was not filed. Neither the Parent nor any of its subsidiaries has waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency.

(c)          Neither the Parent nor any of its subsidiaries: (i) has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code; (ii) has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that may be treated as an “excess parachute payment” under Section 280G of the Code; (iii) has any actual or potential liability for any Taxes of any person (other than the Parent and its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of federal, state, local or foreign law), or as a transferee or successor, by Contract or otherwise; or (iv) is or has been required to make a basis reduction pursuant to Treasury Regulation Section 1.1502-20(b) or Treasury Regulation Section 1.337(d)-2(b).

(d)         None of the assets of the Parent or any of its subsidiaries: (i) is property that is required to be treated as being owned by any other person pursuant to the provisions of former Section 168(f)(8) of the Code; (ii) is “taxexempt use property” within the meaning of Section 168(h) of the Code; or (iii) directly or indirectly secures any debt the interest of which is tax exempt under Section 103(a) of the Code.

(e)         Neither the Parent nor any of its subsidiaries has undergone a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code.

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(f)         No state or federal “net operating loss” of the Parent determined as of the Closing Date is subject to limitation on its use pursuant to Section 382 of the Code or comparable provisions of state law as a result of any “ownership change” within the meaning of Section 382(g) of the Code or comparable provisions of any state law occurring prior to the Closing Date.

(g)         The Parent has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(h)         Section 3.12(h) of the Parent Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in Internal Revenue Service Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-5, Treasury Regulation Section 1.337(d)-6 or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset.

(i)         Neither the Parent nor any of its subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(j)         Neither the Parent nor any of its subsidiaries has any liability for the Taxes of another Person other than the Parent and its subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(k)         There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets (tangible or intangible) of the Parent or any of its subsidiaries.

3.13         Assets. Each of the Parent and the Acquisition Subsidiary owns or leases all tangible assets necessary for the conduct of its businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used. No asset of the Parent or the Acquisition Subsidiary (tangible or intangible) is subject to any Lien.

3.14         Owned Real Property. Except as set forth in Section 3.14 of the Parent Disclosure Schedule, neither the Parent nor any of its subsidiaries owns any real property.

3.15         Real Property Leases. Section 3.15 of the Parent Disclosure Schedule lists all real property leased or subleased to or by the Parent or any of its subsidiaries and lists the term of such lease, any extension and expansion options, and the rent payable thereunder. The Parent has delivered or made available to the Company complete and accurate copies of the leases and subleases listed in Section 3.15 of the Parent Disclosure Schedule. With respect to each lease and sublease listed in Section 3.15 of the Parent Disclosure Schedule:

(a)         the lease or sublease is legal, valid, binding, enforceable and in full force and effect;

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(b)         the lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing;

(c)         neither the Parent nor any of its subsidiaries nor, to the knowledge of the Parent, any other party, is in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of the Parent, is threatened, which, after the giving of notice, with lapse of time or otherwise, would constitute a breach or default by the Parent or any of its subsidiaries or, to the knowledge of the Parent, any other party under such lease or sublease;

(d)         neither the Parent nor any of its subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold; and

(e)         to the knowledge of the Parent, there is no Lien, easement, covenant or other restriction applicable to the real property subject to such lease, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or the occupancy by the Parent or any of its subsidiaries of the property subject thereto.

3.16         Contracts.

(a)         Section 3.16 of the Parent Disclosure Schedule lists the following agreements (written or oral) to which the Parent or any of its subsidiaries is a party as of the date of this Agreement:

(i)          any agreement (or group of related agreements) for the lease of personal property from or to third parties;

(ii)         any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services;

(iii)        any agreement establishing a partnership or joint venture;

(iv)        any loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any indebtedness of the Parent or any of its subsidiaries in an aggregate principal amount in excess of $5,000 is outstanding or may be incurred;

(v)         any Contract that creates future payment obligations, including settlement agreements, in excess of $10,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of the Parent or its subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the Ordinary Course of Business or as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect);

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(vi)        except with respect to investments set forth in the Parent Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the Ordinary Course of Business and is material to the Parent and its subsidiaries, taken as a whole;

(vii)       any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Company and its subsidiaries (taken as a whole) is, could or proposed to be conducted or the types of business that the Company and its subsidiaries conducts or may conduct;

(viii)      any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $5,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after January 1, 2014 other than Contracts entered into in the Ordinary Course of Business with respect to investments set forth in the Parent Reports;

(ix)         any Contract that obligates the Parent or any of its subsidiaries to conduct any business that is material to the Parent and its subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the transactions contemplated by this Agreement, will obligate Parent, the Acquisition Subsidiary or any of their subsidiaries to conduct business with any third-party on an exclusive basis;

(x)          any Contract with a Governmental Entity;

(xi)         any Contract relating to any collateral management, investment advisory or other management or advisory fees in excess of $10,000 per year payable by or to the Parent or any of its subsidiaries;

(xii)        any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) or under which it has imposed (or may impose) a Lien on any of its assets, tangible or intangible;

(xiii)       any agreement concerning confidentiality or noncompetition;

(xiv)       any employment or consulting agreement;

(xv)        any agreement involving any current or former officer, director or stockholder of the Parent or any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) or Affiliate thereof;

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(xvi)       any agreement under which the consequences of a default or termination would reasonably be expected to have a Parent Material Adverse Effect;

(xvii)      any agreement which contains any provisions requiring the Parent or any of its subsidiaries to indemnify any other party thereto (excluding indemnities contained in agreements for the purchase, sale or license of products entered into in the Ordinary Course of Business);

(xviii)     any other agreement (or group of related agreements) either involving more than $5,000 or not entered into in the Ordinary Course of Business;

(xix)        any agreement, other than as contemplated by this Agreement, relating to the sales of securities of the Parent or any of its subsidiaries to which the Parent or such subsidiary is a party; and

(xx)         any other Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to the Parent or its financial condition or results of operations.

(b)         The Parent has delivered or made available to the Company a complete and accurate copy of each agreement listed in Section 3.16 of the Parent Disclosure Schedule. With respect to each agreement so listed: (i) the agreement is legal, valid, binding and enforceable and in full force and effect; (ii) the agreement will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Parent nor any of its subsidiaries nor, to the knowledge of the Parent, any other party, is in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Parent, is threatened, which, after the giving of notice, with lapse of time or otherwise, would constitute a breach or default by the Parent or any of its subsidiaries or, to the knowledge of the Parent, any other party under such Contract.

3.17         Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Parent or any of its subsidiaries.

3.18         Insurance (a) Section 3.18 of the Parent Disclosure Schedule lists each insurance policy that is owned by the Parent or its subsidiaries and that name the Parent or a subsidiary as an insured, including, without limitation, fidelity or surety bonds and self-insurance arrangements and those which pertain to the assets, Employees, agents or operations of the Parent or its subsidiaries (each a “Parent Insurance Policy” and collectively, the “Parent Insurance Policies”). There is no material claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy. All premiums due and payable under all such policies have been paid, neither the Parent nor any of its subsidiaries may be liable for retroactive premiums or similar payments, and the Parent and its subsidiaries are otherwise in compliance in all material respects with the terms of such policies. The Parent and its subsidiaries maintain insurance coverage with reputable insurers reasonably believed by the Parent to be financially sound. The Parent has no knowledge of any threatened termination of, or material premium increase with respect to, any such policy. Each such policy will continue to be enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing.

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(b)         The Parent and its subsidiaries are insured against (i) such losses and risks and in such amounts as are customary in the businesses in which they are engaged, and (ii) any and all reasonably foreseeable liability for any and all litigation described in Section 3.10 of the Parent Disclosure Schedule. In addition, Section 3.18(b) of the Parent Disclosure Schedule sets forth in respect of each Parent Insurance Policy (A) a description of claims made and reported involving amounts in excess of $10,000 and (B) the aggregate amount paid out under each such policy during the period from January 1, 2010 through the date hereof.

(c)         Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, neither the Parent nor any of its subsidiaries has received any notice or other communication regarding any actual or threatened in writing: (i) cancellation or invalidation of any Parent Insurance Policy (if not rescinded); (ii) refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any Parent Insurance Policy; or (iii) material adjustment in the amount of the premiums payable with respect to any Parent Insurance Policy, and (iv) there have been no disputes regarding denial or nonpayment of claims under any Parent Insurance Policy other than with respect to claims that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

3.19         Investment Assets. Each of the Parent and its subsidiaries has good title to all securities, indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the Ordinary Course of Business and in material compliance with all applicable Laws to secure obligations of the Parent or its subsidiaries under any outstanding indebtedness included on the most recent balance sheet included in Parent Reports and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the Ordinary Course of Business and in material compliance with all applicable Laws.

3.20         Intellectual Property. The Parent and its subsidiaries own, or are validly licensed or otherwise have the right to use, all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs (including source code and object code), trade secrets, know-how and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of the Parent and its subsidiaries taken as a whole (hereinafter, “Parent Intellectual Property Rights”). No claims are pending for which the Parent has received written notice or, to the knowledge of the Parent, threatened (i) that the Parent or any of its subsidiaries is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Parent Intellectual Property Right is invalid or unenforceable. To the knowledge of the Parent, no Person is infringing, misappropriating or using without authorization the rights of the Parent or any of its subsidiaries with respect to any Intellectual Property Right.

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3.21         Warranties. No product or service sold or delivered by the Parent or any of its subsidiaries is subject to any guaranty, warranty, right of credit or other indemnity other than the applicable standard terms and conditions of sale of the Parent or the appropriate subsidiary, which are set forth in Section 3.21 of the Parent Disclosure Schedule

3.22         Employees.

Neither the Parent nor any of its subsidiaries has any liability or obligations, including under or on account of a Parent Benefit Plan, arising out of the hiring of Persons to provide services to the Parent or any of its subsidiaries and treating such Persons as consultants or independent contractors and not as employees of the Parent or its subsidiaries. The employment of each former employee of the Parent or any of its subsidiaries was terminated in accordance with all applicable Laws, and the Parent and its subsidiaries do not have, and could not reasonably be expected to have, any liability with respect to any such former employees or any such termination of employment. There is no unfair labor practice charge or complaint against the Parent or any of its subsidiaries pending or, to the knowledge of the Parent, threatened before the National Labor Relations Board or any comparable Governmental Entity. To the knowledge of the Parent, no employee or group of employees has any plans to terminate employment with the Parent or any of its subsidiaries.

Neither the Parent nor any of its subsidiaries is a party to or bound by any collective bargaining agreement, nor have any of them experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Parent has no knowledge of any organizational effort made or threatened, either currently or since the date of organization of the Parent, by or on behalf of any labor union with respect to employees of the Parent or any of its subsidiaries. Since the date of organization of the Parent, there has been no, and there currently is no, labor strike, dispute, walkout, slowdown or stoppage actually pending or, to the knowledge of the Parent, threatened against or affecting the Parent or any of its subsidiaries.

3.23         Employee Benefits.

Section 3.23(a) of the Parent Disclosure Schedule contains a complete and accurate list of all Parent Benefit Plans. Complete and accurate copies of (i) all Parent Benefit Plans which have been reduced to writing, (ii) written summaries of all unwritten Parent Benefit Plans, (iii) all related trust agreements, insurance contracts and summary plan descriptions, and (iv) all annual reports filed on IRS Form 5500, 5500C or 5500R and (for all funded plans) all plan financial statements for the last five plan years for each Parent Benefit Plan, have been delivered or made available to the Parent. Each Parent Benefit Plan has been administered in all material respects in accordance with its terms and each of the Parent, its subsidiaries and the ERISA Affiliates has in all material respects met its obligations with respect to such Parent Benefit Plan and has made all required contributions thereto. The Parent, each of its subsidiaries, each ERISA Affiliate and each Parent Benefit Plan are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder (including without limitation Section 4980B of the Code, Subtitle K, Chapter 100 of the Code and Sections 601 through 608 and Section 701 et seq. of ERISA). All filings and reports as to each Parent Benefit Plan required to have been submitted to the Internal Revenue Service or to the United States Department of Labor have been duly submitted.

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(b)         To the knowledge of the Parent, there are no Proceedings (except claims for benefits payable in the normal operation of the Parent Benefit Plans and proceedings with respect to qualified domestic relations orders) against or involving any Parent Benefit Plan or asserting any rights or claims to benefits under any Parent Benefit Plan that could give rise to any material liability.

(c)         All the Parent Benefit Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such Parent Benefit Plans are qualified and the plans and the trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and revocation has not been threatened, and no such Parent Benefit Plan has been amended since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or materially increase its cost. Each Parent Benefit Plan which is required to satisfy Section 401(k)(3) or Section 401(m)(2) of the Code has been tested for compliance with, and satisfies the requirements of, Section 401(k)(3) and Section 401(m)(2) of the Code for each plan year ending prior to the Closing Date.

(d)         Neither the Parent, any of its subsidiaries, nor any ERISA Affiliate has ever maintained an “employee benefit plan,” as defined in Section 3(3) of ERISA, that is subject to Section 412 of the Code or Title IV of ERISA.

(e)         At no time has the Parent, any of its subsidiaries or any ERISA Affiliate been obligated to contribute to any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA).

(f)         There are no unfunded obligations under any Parent Benefit Plan providing benefits after termination of employment to any employee of the Parent or any of its subsidiaries (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable Law and insurance conversion privileges under state law. The assets of each Parent Benefit Plan which is funded are reported at their fair market value on the books and records of such Parent Benefit Plan.

(g)         No act or omission has occurred and no condition exists with respect to any Parent Benefit Plan maintained by the Parent, any of its subsidiaries or any ERISA Affiliate that would subject the Parent, any of its subsidiaries or any ERISA Affiliate to (i) any material fine, penalty, tax or liability of any kind imposed under ERISA or the Code or (ii) any contractual indemnification or contribution obligation protecting any fiduciary, insurer or service provider with respect to any Parent Benefit Plan.

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(h)         No Parent Benefit Plan is funded by, associated with or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code.

(i)         Each Parent Benefit Plan is amendable and terminable unilaterally by the Parent at any time without liability to the Parent as a result thereof and no Parent Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Parent from amending or terminating any such Parent Benefit Plan.

(j)         Section 3.23(j) of the Parent Disclosure Schedule discloses each: (i) agreement with any stockholder, director, executive officer or other employee of the Parent or any of its subsidiaries (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Parent or any of its subsidiaries of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such director, executive officer or employee; and (ii) agreement or plan, including without limitation any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Parent Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. The accruals for vacation, sickness and disability expenses are accounted for on the balance sheet contained in the most recent Parent Report and are adequate and materially reflect the expenses associated therewith in accordance with GAAP.

(k)         No amount, economic benefit or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement (alone or in combination with any other event) by any Person who is a “disqualified individual” (as defined in Treasury Regulation Section 1.280G-1) with respect to the Parent would be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code). No current or former director, officer, employee, contractor or consultant of the Parent or any of its subsidiaries is entitled to any gross-up, make-whole or other additional payment from the Parent or any of its subsidiaries in respect of any tax (including Federal, state, local and foreign income, excise and other taxes (including taxes imposed under Section 4999 or 409A of the Code)) or interest or penalty related thereto.

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3.24         Environmental Matters.

(a)         Each of the Parent and its subsidiaries has complied with all applicable Environmental Laws, except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. There is no pending or, to the knowledge of the Parent, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Parent or any of its subsidiaries, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(b)         Set forth in Section 3.24(b) of the Parent Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Parent or any of its subsidiaries (whether conducted by or on behalf of the Parent or its subsidiaries or a third party, and whether done at the initiative of the Parent or any of its subsidiaries or directed by a Governmental Entity or other third party) which were issued or conducted during the past five years and which the Parent has possession of or access to. A complete and accurate copy of each such document has been provided to the Company.

(c)         The Parent is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Parent or any of its subsidiaries.

3.25         Certain Business Relationships with Affiliates. No Affiliate of the Parent or of any of its subsidiaries (a) owns any property or right, tangible or intangible, which is used in the business of the Parent or any of its subsidiaries, (b) has any claim or cause of action against the Parent or any of its subsidiaries, or (c) owes any money to, or is owed any money by, the Parent or any of its subsidiaries. Section 3.25 of the Parent Disclosure Schedule describes any transactions involving the receipt or payment in excess of $1,000 in any fiscal year between the Parent or any of its subsidiaries and any Affiliate thereof which have occurred or existed since the beginning of the time period covered by the Parent Financial Statements.

3.26         Brokers’ Fees. Neither the Parent nor the Acquisition Subsidiary has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

3.27         Disclosure. No representation or warranty by the Parent contained in this Agreement, and no statement contained in the any document, certificate or other instrument delivered or to be delivered by or on behalf of the Parent pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. The Parent has disclosed to the Company all material information relating to the business of the Parent or any of its subsidiaries or the transactions contemplated by this Agreement.

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3.28         Interested Party Transactions. Except as set forth in Section 3.28 of the Parent Disclosure Schedule, no officer, director or stockholder of the Parent or any or “associate” (as such term is defined in Rule 405 under the Securities Act) of any such person currently has or has had, either directly or indirectly, (a) an interest in any person that (i) furnishes or sells services or products that are furnished or sold or are proposed to be furnished or sold by the Parent or any of its subsidiaries or (ii) purchases from or sells or furnishes to the Parent or any of its subsidiaries any goods or services, or (b) a beneficial interest in any Contract to which the Parent or any of its subsidiaries is a party or by which it may be bound or affected. Neither the Parent nor any of its subsidiaries has extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Parent or any of its subsidiaries.

3.29         Duty to Make Inquiry. To the extent that any of the representations or warranties in this Article III are qualified by “knowledge” or “belief,” the Parent represents and warrants that it has made due and reasonable inquiry and investigation concerning the matters to which such representations and warranties relate, including, but not limited to, diligent inquiry by its directors, officers and key personnel.

3.30         Accountants. Boulay PLLP is and has been throughout the periods covered by the financial statements of the Parent for the past fiscal year (a) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), (b) “independent” with respect to the Parent within the meaning of Regulation SX and (c) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board. Schedule 3.30 of the Parent Disclosure Schedule lists all non-audit services performed by Parent Auditor for the Parent and/or any of its subsidiaries. Except as set forth on Section 3.30 of the Parent Disclosure Schedule, the report of the Parent Auditor on the financial statements of the Parent for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles, although it did express uncertainty as to the Parent’s ability to continue as a going concern. During the Parent’s most recent fiscal year and the subsequent interim periods, there were no disagreements with the Parent Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. None of the reportable events listed in Item 304(a)(1)(iv) or (v) of Regulation S-K occurred with respect to the Parent Auditor.

3.31         Minute Books. The minute books and other similar records of the Parent and each of its subsidiaries contain, in all material respects, complete and accurate records of all actions taken at any meetings of directors (or committees thereof) and stockholders or actions by written consent in lieu of the holding of any such meetings since the time of organization of each such corporation through the date of this Agreement. The Parent has provided true and complete copies of all such minute books and other similar records to the Partnership’s representatives.

3.32         Board Action. (a) The Parent’s board of directors has unanimously determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Parent’s stockholders and is on terms that are fair to stockholders of the Parent and the Acquisition Subsidiary’s sole director has approved this Agreement (b) the Parent, in its capacity as the sole stockholder of the Acquisition Subsidiary, has approved this Agreement and the transactions contemplated hereby by written consent, (c) the Parent’s board of directors has adopted this Agreement in accordance with the provisions of the FBCA and the Parent’s Organizational Documents, and (d) the Parent’s board of directors has directed this Agreement and the transactions contemplated hereby be submitted to the Parent Stockholders for their adoption and approval and resolved to recommend that the Parent Stockholders vote in favor of the adoption of this Agreement and approval of the transactions contemplated hereby.

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ARTICLE IV COVENANTS

4.1         Closing Efforts. Each of the Parties shall use its best efforts, to the extent commercially reasonable in light of the circumstances (“Reasonable Best Efforts”), to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including without limitation using its Reasonable Best Efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date and (ii) the conditions to the obligations of the other Parties to consummate the transactions contemplated by this Agreement are satisfied.

4.2         Conduct of Businesses Prior to the Effective Time. Subject to applicable Law, except as Previously Disclosed, as contemplated or permitted by this Agreement or with the prior written consent of the other parties, which prior written consent shall not be unreasonably delayed, conditioned or withheld, during the period from the date of this Agreement to the Effective Time, each party shall, and shall cause each of its respective subsidiaries to, (a) conduct its business in the Ordinary Course of Business and in material compliance with all applicable Laws and (b) use Reasonable Best Efforts to (i) maintain and preserve intact its business organization, listing status and advantageous business relationships, and (ii) maintain in effect all material Permits that are required by such party and its subsidiaries to carry on their respective businesses.

4.3         Parent Forbearances. Subject to applicable Law, during the period from the date of this Agreement to the Effective Time, except as previously disclosed or as expressly contemplated or permitted by this Agreement, the Parent shall not, and shall not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of the Partnerships (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a)         Except as contemplated by Section 1.4 of this Agreement, issue, deliver, sell, grant or otherwise permit to become outstanding, or dispose of or encumber or pledge, or authorize the creation of, or amend the terms of (i) any shares of its capital stock or other voting securities, (ii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities or (iii) any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance units.

(b)         (i) Make, declare, pay or set aside or establish a record date for payment of any dividend on or in respect of, or declare or make any distribution on, any shares of its capital stock or the capital stock of any of its subsidiaries, whether in cash, stock or property or any combination thereof, dividends payable by any directly or indirectly wholly owned subsidiary of the Parent to the Parent or another directly or indirectly wholly owned subsidiary of the Parent, (ii) except as contemplated by this Agreement, adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or the capital stock of any of its subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities as in effect on the date of this Agreement.

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(c)         Sell, transfer, lease, mortgage, encumber or otherwise dispose of or discontinue any of its assets, deposits, business or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions or discontinuances (i) as set forth in Section 4.3(c) of the Parent Disclosure Schedule or (ii) other such transactions in the Ordinary Course of Business, in material compliance with applicable Laws and in an aggregate amount not to exceed $10,000.

(d)         Acquire or agree to acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case, in the Ordinary Course of Business consistent with past practice) all or any portion of the assets, business, deposits or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments.

(e)         Except as contemplated with respect to an amendment to the Parent’s Organizational Documents to effect a 1-for-2 reverse stock split of the Parent Common Stock, amend the Parent’s Organizational Documents or other governing documents or similar governing documents of any of its subsidiaries or amend the Reincorporation Merger Agreement.

(f)         Implement or adopt any change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP or applicable regulatory requirements.

(g)         Except as required under applicable Law or the terms of any Parent Benefit Plan existing as of the date hereof or as is set forth in Section 4.3(g) of the Parent Disclosure Schedule or as provided for by this Agreement, (i) increase in any manner the compensation or benefits (including, without limitation, any increase in severance, change of control or termination pay) of any of the current, former or newly hired Employees of the Parent or its subsidiaries, (ii) pay any amounts to Employees of the Parent or its subsidiaries or increase any amounts or rights of any such Employees not required by any current plan, program or agreement unless in connection with ordinary course payroll and expense reimbursement policies and procedures as in effect as of the date hereof, (iii) become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any stock option plan or other stock-based compensation plan, compensation, severance, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement or employment agreement with or for the benefit of any Employee (or newly hired Employees) of the Parent or its subsidiaries, (iv) other than as provided for in this Agreement, accelerate the vesting of or lapsing of restrictions with respect to any stock-based compensation or other long-term incentive compensation under any Parent Benefit Plans, (v) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any Parent Benefit Plan, or (vi) enter into any employment, consulting, indemnification, severance or termination Contract with any Employee (other than immaterial at will employment arrangements).

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(h)         (i) Incur any indebtedness for borrowed money (including obligations in respect of capital leases), or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any of its debt securities or the debt securities of any subsidiary, guarantee any debt of its subsidiaries, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, or (ii) except pursuant to previously disclosed commitments existing as of the date of this Agreement that are set forth on Section 4.3(h) of the Parent Disclosure Schedule, make any loans, advances or capital contributions to, or investments in, any other Person, other than to or in the Parent or any direct or indirect wholly owned and subsidiary of the Parent that is set forth on Section 4.3(h) of the Parent Disclosure Schedule.

(i)         Make or agree to make any new capital expenditure or expenditures.

(j)         File or amend any Tax Return other than in the Ordinary Course of Business; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

(k)         Enter into any new line of business.

(l)          Terminate, enter into, amend, modify or renew any Contract.

(m)        Settle any Proceeding against it except for a Proceeding that (i) is settled in the Ordinary Course of Business consistent with past practice in an amount or for consideration not in excess of $10,000 in the aggregate, (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries, (iii) would not create precedent for Proceedings that are reasonably likely to be material to it or any of its subsidiaries and (iv) would not admit fault, liability or guilt.

(n)         (i) Pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction, required pursuant to the terms of Parent Outstanding Debt as in effect as of the date of this Agreement, (ii) cancel any material indebtedness (individually or in the aggregate) or waive or amend any claims or rights of substantial value (other than in accordance with ordinary course restructurings of portfolio companies) or (iii) waive material benefits of, or agree to modify in any material manner, any confidentiality (other than in the Ordinary Course of Business consistent with past practice), standstill or similar agreement to which it or any of its subsidiaries is a party.

(o)         Except for the Reincorporation Merger, merge or consolidate the Parent or any of its subsidiaries with any Person or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Parent or any of its subsidiaries.

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(p)         Agree to take, make any commitment to take, or adopt any resolutions of its Board of directors in support of, any of the actions prohibited by this Section 4.3.

4.4         Governmental and Third-Party Notices and Consents.

(a)         Each Party shall use its Reasonable Best Efforts to obtain, at its expense, all Permits, and to effect all registrations, filings and notices with or to Governmental Entities, as may be required for such Party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable Laws in connection with the consummation of the transactions contemplated by this Agreement.

(b)         The Parent shall use its Reasonable Best Efforts to obtain, at its expense, all such waivers, consents or approvals from third parties, and to give all such notices to third parties, as are required to be listed in Section 3.4 of the Parent Disclosure Schedule.

4.51         Merger of Acquisition Subsidiary. Immediately prior to the Cut-off Time and in accordance with the MGCL, the FBCA and the Reincorporation Merger Agreement, Parent shall merge with and into Acquisition Subsidiary, with Acquisition Subsidiary as the surviving entity.

4.6         Access to Parent Information.

(a)         The Parent shall permit representatives of the Partnerships to have full access (at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Parent) to all premises, properties, financial and accounting records, contracts, other records and documents, and personnel, of or pertaining to the Parent.

4.7         Expenses. The costs and expenses of the Parent and the Partnerships (including legal fees and expenses of the Parent and the Partnerships) incurred in connection with this Agreement and the transactions contemplated hereby shall be payable at or immediately prior to Closing.

4.8         Quotation of Stock Consideration; Listing of Buyer Common Stock.

(a)         The Parent shall take whatever steps are necessary to cause the Stock Consideration, and any shares of Buyer Common Stock that may be issued pursuant to Section 1.4, to be eligible for quotation on the OTCBB.

(b)         The Parent shall take such actions as are necessary to file a listing application with a national securities exchange for the Buyer Common Stock.

4.9         Externally Managed Business Development Company. Effective upon Closing, Buyer shall have elected to be an externally managed business development company under the Investment Company Act and such election shall be in full force and effect.

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4.10         Stockholder Consent; Preparation of Information Statement.

(a)         Immediately after the execution of this Agreement and in lieu of calling a meeting of the Parent’s stockholders, the Parent shall seek and shall use its reasonable Best Efforts to obtain an irrevocable written consent, in the form attached hereto as Exhibit E from holders of more than 50% of the Parent’s Voting securities (such written consent, as duly executed and delivered by all such holders, the “Stockholder Consent”). As soon as practicable upon receipt of the Stockholder Consent, the Parent shall provide the Partnership with a copy of such Stockholder Consent, certified as true and complete by an executive officer of the Parent. If such Stockholder Consent is not delivered to the Company and Parent within four (4) calendar days after the execution of this Agreement (the “Stockholder Consent Delivery Period”), the Partnerships shall have the right to terminate this Agreement as set forth in Section 7.4(b). In connection with the Stockholder Consent, the Parent shall take all actions necessary to comply, and shall comply in all respects, with the FBCA, including Section 607.0704 thereof, and the Parent’s Organizational Documents.

(b)         As promptly as reasonably practicable after the date of this Agreement (and in any event within ten (10) Business Days after the date hereof), the Parent shall, with the assistance (not to be unreasonably withheld, delayed or conditioned) of the Partnerships, prepare and file with the SEC an information statement of the type contemplated by Rule 14c-2 under the Exchange Act related to this Agreement and the transactions contemplated hereby (such information statement, including any amendment or supplement thereto, the “Information Statement”). The Information Statement shall also contain the notice of action by written consent required by Section 607.0704 of the FBCA. Parent and the Partnership will cooperate with each other in the preparation of the Information Statement. The Parent shall use its Reasonable Best Efforts to resolve all SEC comments with respect to the Information Statement as promptly as reasonably practicable after receipt thereof and to have the Information Statement cleared by the staff of the SEC as promptly as reasonably practicable after such filing. Each of Parent and the Partnership agrees to correct any information provided by it for use in the Information Statement which shall have become materially false or misleading. The Parent shall as soon as reasonably practicable notify the Partnerships of the receipt of any comments from the SEC with respect to the Information Statement and any request by the SEC for any amendment to the Information Statement or for additional information and shall provide the Partnerships with copies of all such comments and correspondence. Prior to filing or mailing the Information Statement (or any amendment or supplement thereto) or responding to any comments of the SEC (or the staff of the SEC) with respect thereto, the Parent shall provide the Partnership a reasonable opportunity to review and to propose comments on such document or response and shall, in good faith, consider the reasonable comments of the Partnership. As promptly as reasonably practicable after the Information Statement has been cleared by the SEC or after ten (10) calendar days have passed since the date of filing of the preliminary Information Statement with the SEC without notice from the SEC of its intent to review the Information Statement, the Parent shall promptly file with the SEC the Information Statement in definitive form as contemplated by Rule 14c-2 promulgated under the Exchange Act substantially in the form previously cleared or filed with the SEC, as the case may be, and mail a copy of the Information Statement to the Parent’s stockholders of record in accordance with Section 607.0704 of the FBCA. In the event the Stockholder Consent is not obtained and Partnership does not terminate this Agreement, in each case, as provided in Section 4.11, then as soon as practicable after the conclusion of the Stockholder Consent Delivery Period, the Parent shall prepare and file with the SEC a proxy statement related to this Agreement (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”) and shall take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of adopting this Agreement and use its Reasonable Best Efforts to obtain the Requisite Company Vote.

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4.11         Notices of Certain Events. The Parent shall notify the Partnerships and the Partnerships shall notify Parent, promptly of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement, (iii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement, and (iv) any Proceedings commenced, or to such party’s knowledge, threatened, against the Parent or any of its subsidiaries or the Partnerships, as applicable, that are related to the transactions contemplated by this Agreement. In no event shall (x) the delivery of any notice by a party pursuant to this Section 4.12 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement, or (y) disclosure by the Partnerships or Parent to be deemed to amend or supplement the Parent Disclosure Schedule or constitute an exception to any representation or warranty.

4.12         Resignations. To the extent requested by the Partnerships in writing at least two Business Days prior to the Closing Date, on the Closing Date, the Parent shall cause to be delivered to the Partnerships duly signed resignations, effective at or immediately after the Closing, of the directors and officers of the Parent and its subsidiaries designated by the Partnerships and shall take such other action as is necessary to accomplish the foregoing.

ARTICLE V CONDITIONS TO CONSUMMATION OF MERGER

5.1         Conditions to Each Party’s Obligations. The respective obligations of each Party to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions:

(a)         the following matters shall have been duly approved by holders of more than 50% of Parent’s outstanding voting securities (as that term is defined in the Investment Company Act):

(i)         the amendment to Parent’s Organizational Documents to provide for a 1- for- 2 reverse stock split of the outstanding Parent Common Stock, (ii) the Reincorporation Merger Agreement and approve the Reincorporation Merger, (iii) this Agreement and the Transactions contemplated hereby, (iv) the issuance of the Stock Consideration, (v) the issuance of Buyer Common Stock for a twelve (12) month period following the Closing at price below the then current net asset value and, (vi)

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(ii)         the entry by the Buyer into an investment advisory agreement with Princeton Investment Advisors, LLC.

(b)         If approval of the matters listed in Section 5.1(a) are obtained by Stockholder Consent, the Information Statement shall have been mailed to the stockholders of the Parent (in accordance with Regulation 14C of the Exchange Act) at least 20 days prior to Closing;

(c)         no Order issued by any Governmental Entity or other law preventing or making illegal the consummation of the transactions contemplated by this Agreement;

(d)         the Parent and the Partnerships shall have completed all necessary legal due diligence satisfactorily to each of them in their sole discretion; and

(e)         all Regulatory Approvals required by applicable law to consummate the transactions contemplated by the Agreement shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by any applicable Laws in respect thereof shall have expired.

5.2         Conditions to Obligations of the Buyer. The obligation of the Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by the Parent) of the following additional conditions:

(a)         the representations and warranties of the Partnerships set forth in this Agreement (when read without regard to any qualification as to materiality or Partnership Material Adverse Effect contained therein) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Effective Time as though made as of the Effective Time (provided, however, that to the extent such representation and warranty expressly relates to an earlier date, such representation and warranty shall be true and correct as of such earlier date), except for any untrue or incorrect representation and warranty that, individually or in the aggregate, do not have a Partnership Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(b)         the Partnerships shall have performed or complied with their agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time, except when any non-performance or non-compliance does not have a Partnership Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(c)         no Proceeding shall be pending wherein an unfavorable judgment or Order would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect;

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(d)         the Partnerships shall have delivered to the Buyer a certificate (the “Partnership Certificate”) to the effect that each of the conditions specified in clauses (a) through (c) (insofar as clause (c) relates to Proceedings involving the Partnerships) of this Section 5.2 is satisfied in all respects, and covering such other matters as the Parent shall reasonably request; and

(e)         the Purchased Loans shall have a value of at least fifty million dollars ($50,000,000.00).

5.3         Conditions to Obligations of each Partnership. The obligation of each Partnership to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following additional conditions:

(a)         the representations and warranties of the Parent set forth in this Agreement (when read without regard to any qualification as to materiality or Parent Material Adverse Effect contained therein) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Effective Time as though made as of the Effective Time (provided, however, that to the extent such representation and warranty expressly relates to an earlier date, such representation and warranty shall be true and correct as of such earlier date), except for any untrue or incorrect representation and warranty that, individually or in the aggregate, do not have a Parent Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(b)         each of the Parent and the Acquisition Subsidiary shall have performed or complied with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time, except when any non-performance or non-compliance does not have a Parent Material Adverse Effect or a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(c)         no Proceeding shall be pending wherein an unfavorable judgment or Order would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect;

(d)         the Parent shall have delivered to the Partnerships a certificate (the “Parent Certificate”) to the effect that each of the conditions specified in clauses (a) through (c) (insofar as clause (c) relates to Proceedings involving the Parent or the Acquisition Subsidiary) of this Section 5.3 is satisfied in all respects, and covering such other matters as the Company shall reasonably request;

(e)         each of the individuals set forth on Exhibit D to this Agreement shall have executed and delivered to the Buyer an agreement substantially in the form of Exhibit F attached hereto (the “Lock-Up and No-Shorting Agreements”);

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(f)          the Parent shall have delivered to the Partnerships (i) evidence that a 1-for-2 reverse stock split of the Parent Common Stock has occurred, and (ii) evidence that the Parent has reincorporated from Florida to Maryland on the terms and conditions set forth in the Reincorporation Merger Agreement;

(g)         the Partnerships shall have received an opinion from Parent’s counsel covering such matters as the Partnerships shall reasonably request;

(h)         the Partnerships shall have received an opinion from the Partnerships’ Delaware counsel covering such matters as the Partnerships shall reasonably request;

(i)          except as contemplated by Section 4.10 of this Agreement, there shall be no change in Buyer’s classification as a business development company under the Investment Company Act; and

(j)          no Parent Material Adverse Effect, as determined in the sole discretion of the Partnerships, has occurred and is continuing.

ARTICLE VI INDEMNIFICATION

6.1         Indemnification by the Parent Stockholders. The Parent Series B Preferred Stockholders identified on Exhibit I (the “Indemnifying Stockholders”) shall, for a period commencing from the Closing Date and ending on the date three hundred sixty days following the Closing Date, jointly and severally, indemnify the Partnerships in respect of, and hold them harmless against, any and all debts, obligations losses, liabilities, deficiencies, damages, fines, fees, penalties, interest obligations, expenses or costs (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise) (including without limitation amounts paid in settlement, interest, court costs, costs of investigators, fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation) (collectively, “Damages”) incurred or suffered by the Buyer resulting from:

(a)         any misrepresentation or breach of warranty by, or failure to perform any covenant or agreement of, the Parent or the Acquisition Subsidiary contained in this Agreement or the Parent Certificate;

(b)         any claim for brokers’ or finders’ fees or agents’ commissions arising from or through the Parent, any of its Affiliates in connection with the negotiation or consummation of the transactions contemplated by this Agreement;

(c)         any violation of, or any liability under, any Environmental Law (an “Environmental Claim”) relating to or arising from the activities and operations of the Parent or any of its subsidiaries prior to the Effective Time, regardless of when the environmental hazard giving rise to such Environmental Claim is discovered; and

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(d)         any violation of, or any liability under, the Investment Company Act, the Securities Act, the Exchange Act or the rules and regulations promulgated thereunder arising from acts, omissions or other events or facts existing at any time prior to the Closing Date.

Notwithstanding the foregoing, except with respect to any fraud or willful misconduct by or on behalf of the Parent in connection with this Agreement, the Partnerships’ sole and exclusive right to collect any Damages with respect to claims resulting from or relating to the matters described in Section 6.1(a)-(d) of this Agreement shall be pursuant to a sale, in the manner set forth in the Indemnification Escrow Agreement, of Indemnification Escrow Shares.

6.2         Indemnification by the Partnerships. Subject to the limitations provided herein, the Partnerships shall, for a period commencing from the Closing Date and ending on the date three hundred sixty days following the Closing Date, indemnify the Buyer in respect of, and hold them harmless against, any and all Damages incurred or suffered by the Buyer resulting from:

(a)         any misrepresentation or breach of warranty by or failure to perform any covenant or agreement of the Partnerships contained in this Agreement or the Partnerships Certificate; and

(b)         any claim for brokers’ or finders’ fees or agents’ commissions arising from or through the Partnerships or any of their Affiliates in connection with the negotiation or consummation of the transactions contemplated by this Agreement.

Notwithstanding the foregoing, except with respect to any fraud or willful misconduct by the Partnerships or any of their Affiliates in connection with this Agreement, this shall be the sole and exclusive right to collect any Damages for which they are entitled to indemnification under this Article VI.

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6.3         Indemnification Claims.

(a)         In the event the Parent or the Partnerships are entitled, or seek to assert rights, to indemnification under this Article VI, the Parent or the Partnerships (as the case may be) shall give written notification to the Partnerships or the Parent (as the case may be) of the commencement of any Proceeding relating to a third party claim for which indemnification pursuant to this Article VI may be sought. Such notification shall be given within 20 business days after receipt by the party seeking indemnification of notice of such Proceeding, and shall describe in reasonable detail (to the extent known by the party seeking indemnification) the facts constituting the basis for such Proceeding and the amount of the claimed damages; provided, however, that no delay on the part of the party seeking indemnification in notifying the indemnifying party shall relieve the indemnifying party of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure. Within 20 days after delivery of such notification, the indemnifying party may, upon written notice thereof to the party seeking indemnification, assume control of the defense of such Proceeding with counsel reasonably satisfactory to the party seeking indemnification; provided that the indemnifying party may not assume control of the defense of a Proceeding involving criminal liability or in which equitable relief is sought against the party seeking indemnification. If the indemnifying party does not so assume control of such defense, the party seeking indemnification shall control such defense. The party not controlling such defense (the “NonControlling Party”) may participate therein at its own expense; provided that if the indemnifying party assumes control of such defense and the party seeking indemnification reasonably concludes that the indemnifying party and the party seeking indemnification have conflicting interests or different defenses available with respect to such Proceeding, the reasonable fees and expenses of counsel to the party seeking indemnification shall be considered “Damages” for purposes of this Agreement. The party controlling such defense (the “Controlling Party”) shall keep the Non-Controlling Party advised of the status of such Proceeding and the defense thereof and shall consider in good faith recommendations made by the Non-Controlling Party with respect thereto. The Non-Controlling Party shall furnish the Controlling Party with such information as it may have with respect to such Proceeding (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such Proceeding. The indemnifying party shall not agree to any settlement of, or the entry of any judgment arising from, any such Proceeding without the prior written consent of the party seeking indemnification, which shall not be unreasonably withheld or delayed; provided that the consent of the party seeking indemnification shall not be required if the indemnifying party agrees in writing to pay any amounts payable pursuant to such settlement or judgment and such settlement or judgment includes a complete release of the party seeking indemnification from further liability and has no other materially adverse effect on the party seeking indemnification. The party seeking indemnification shall not agree to any settlement of, or the entry of any judgment arising from, any such Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld or delayed.

(b)         In order to seek indemnification under this Article VI, the party seeking indemnification shall give written notification (a “Claim Notice”) to the indemnifying party which contains (i) a description and the amount (the “Claimed Amount”) of any Damages incurred or reasonably expected to be incurred by the party seeking indemnification, (ii) a statement that the party seeking indemnification is entitled to indemnification under this Article VI for such Damages and a reasonable explanation of the basis therefor, and (iii) a demand for payment (in the manner provided in paragraph (c) below) in the amount of the Claimed Amount.

(c)         Within 20 days after delivery of a Claim Notice, the indemnifying party shall deliver to the party seeking indemnification a written response (the “Response”) in which the indemnifying party shall: (i) agree that the party seeking indemnification is entitled to receive all of the Claimed Amount, (ii) agree that the party seeking indemnification is entitled to receive part, but not all, of the Claimed Amount (the “Agreed Amount”) or (iii) dispute that the party seeking indemnification is entitled to receive any of the Claimed Amount. If the indemnifying party in the Response disputes its liability for all or part of the Claimed Amount, the indemnifying party and the party seeking indemnification shall follow the procedures set forth in Section 6.3(d) for the resolution of such dispute (a “Dispute”).

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(d)         During the 60-day period following the delivery of a Response that reflects a Dispute, the indemnifying party and the party seeking indemnification shall use good faith efforts to resolve the Dispute. If the Dispute is not resolved within such 60-day period, the indemnifying party and the party seeking indemnification shall discuss in good faith the submission of the Dispute to a mutually acceptable alternative Dispute resolution procedure (which may be non-binding or binding upon the parties, as they agree in advance) (the “ADR Procedure”). In the event the indemnifying party and the party seeking indemnification agree upon an ADR Procedure, such parties shall, in consultation with the chosen Dispute resolution service (the “ADR Service”), promptly agree upon a format and timetable for the ADR Procedure, agree upon the rules applicable to the ADR Procedure, and promptly undertake the ADR Procedure. The provisions of this Section 6.3(d) shall not obligate the indemnifying party and the party seeking indemnification to pursue an ADR Procedure or prevent either such Party from pursuing the Dispute in a court of competent jurisdiction; provided that, if the indemnifying party and the party seeking indemnification agree to pursue an ADR Procedure, neither the indemnifying party nor the party seeking indemnification may commence litigation or seek other remedies with respect to the Dispute prior to the completion of such ADR Procedure. Any ADR Procedure undertaken by the indemnifying party and the party seeking indemnification shall be considered a compromise negotiation for purposes of federal and state rules of evidence, and all statements, offers, opinions and disclosures (whether written or oral) made in the course of the ADR Procedure by or on behalf of the indemnifying party, the party seeking indemnification or the ADR Service shall be treated as confidential and, where appropriate, as privileged work product. Such statements, offers, opinions and disclosures shall not be discoverable or admissible for any purposes in any Proceeding relating to the Dispute (provided that this sentence shall not be construed to exclude from discovery or admission any matter that is otherwise discoverable or admissible). The fees and expenses of any ADR Service used by the indemnifying party and the party seeking indemnification shall be considered to be Damages; provided, that if the indemnifying party are determined not to be liable for Damages in connection with such Dispute, the party seeking indemnification shall pay all such fees and expenses.

(e)         For purposes of this Section 6.3 and the last two sentences of Section 6.4, any references to the Partnerships or the Indemnifying Stockholders (except provisions relating to an obligation to make, or a right to receive, any payments provided for in Section 6.3 or Section 6.4) shall be deemed to refer to the Indemnification Representative. The Indemnification Representative shall have full power and authority on behalf of each Indemnifying Stockholder to take any and all actions on behalf of, execute any and all instruments on behalf of, and execute or waive any and all rights of, the Indemnifying Stockholders under this Article VI. The Indemnification Representative shall have no liability to any Indemnifying Stockholder for any action taken or omitted on behalf of the Indemnifying Stockholders pursuant to this Article VI.

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6.4         Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall (a) survive the Closing and any investigation at any time made by or on behalf of the Parent or the Partnership and (b) shall expire on the date three hundred sixty days following the Closing Date. If an party entitled to indemnification delivers to a party from whom it may seek indemnification hereunder, before expiration of a representation or warranty, either a Claim Notice based upon a breach of such representation or warranty, or a notice that, as a result a Proceeding instituted by or written claim made by a third party, the party entitled to indemnification reasonably expects to incur Damages as a result of a breach of such representation or warranty (an “Expected Claim Notice”), then such representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such Expected Claim Notice.

6.5         Limitations on Claims for Indemnification.

(a)         (i)         Notwithstanding anything to the contrary herein, the Partnerships shall not be entitled to recover, or be indemnified for, Damages under this Article VI unless and until the aggregate of all such Damages paid or payable by the Indemnifying Stockholders collectively exceeds $50,000 (the “Damages Threshold”) and then, if such aggregate Damages Threshold is reached, the Parent shall only be entitled to recover for Damages in excess of such Damages Threshold.

(ii)        Except with respect to claims based on fraud or willful misconduct, after the Closing, the rights of the Partnerships under this Article VI shall be the exclusive remedy of the Partnerships with respect to claims resulting from or relating to any misrepresentation or breach of warranty of or failure to perform any covenant or agreement by the Parent or Acquisition Subsidiary contained in this Agreement.

(iii)       Except as provided in the next sentence, the Partnerships shall only have the right to recover any Damages to which it is entitled from any Indemnifying Stockholder under this Article VI, in whole or in part, pursuant to a sale, in the manner set forth in the Indemnification Escrow Agreement, of Indemnification Escrow Shares owned by such Indemnifying Stockholder. Notwithstanding anything in this Agreement to the contrary, except with respect to any fraud or willful misconduct by or on behalf of the Parent or its Affiliates in connection with this Agreement, the foregoing right shall be the exclusive remedy of the Partnerships to satisfy any Damages that it is entitled to recover from any Indemnifying Stockholder under this Article VI.

(i)         Notwithstanding anything to the contrary herein, the Buyer shall not be entitled to recover, or be indemnified for, Damages under this Article VI unless and until the aggregate of all such Damages paid or payable by the Partnerships collectively exceeds the Damages Threshold and then, if such aggregate Damages Threshold is reached, the Buyer shall only be entitled to recover for Damages in excess of such Damages Threshold.

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(ii)        Except with respect to claims based on fraud or willful misconduct, after the Closing, the rights of the Buyer under this Article VI shall be the exclusive remedy of the Buyer with respect to claims resulting from or relating to any misrepresentation or breach of warranty of or failure to perform any covenant or agreement by the Partnerships contained in this Agreement.

(iii)       Notwithstanding anything in this Agreement to the contrary, except with respect to any fraud or willful misconduct by the Partnerships in connection with this Agreement, the maximum amount that Buyer will be entitled to indemnification by the Partnerships under this Article VI is $50,000, which shall be the exclusive means for the Buyer to seek any remedy under this Article VI.

(c)         No Indemnifying Stockholder shall have any right of contribution against the Buyer with respect to any breach by the Parent, Acquisition Subsidiary of any of their representations, warranties, covenants or agreements. The amount of Damages recoverable by the Buyer under this Article VI with respect to an indemnity claim shall be reduced by (i) any proceeds received by the Buyer with respect to the Damages to which such indemnity claim relates, from an insurance carrier and (ii) the amount of any tax savings actually realized by the Buyer, for the tax year in which such Damages are incurred, which are clearly attributable to the Damages to which such indemnity claim relates (net of any increased tax liability which may result from the receipt of the indemnity payment or any insurance proceeds relating to such Damages).

ARTICLE VII TERMINATION

7.1         Termination by Mutual Agreement. This Agreement may be terminated at any time by mutual consent of the Parties, provided that such consent to terminate is in writing and is signed by each of the Parties.

7.2         Termination for Failure to Close. This Agreement shall be automatically terminated if the Closing Date shall not have occurred by February 27, 2015 provided, however, that the right to terminate this Agreement pursuant to this Section 7.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of a condition to the consummation of the transactions contemplated by this Agreement.

7.3         Termination by Operation of Law. This Agreement may be terminated by any Party hereto if there shall be any statute, rule or regulation that renders consummation of the transactions contemplated by this Agreement (the “Contemplated Transactions”) illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an Order, restraining, enjoining or otherwise prohibiting the consummation of such transactions and such Order shall have become final and non-appealable.

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7.4         Termination for Failure to Perform Covenants or Conditions. This Agreement may be terminated prior to the Effective Time:

(a)         by the Parent and the Acquisition Subsidiary if: (i) any of the conditions set forth in Section 5.2 hereof have not been fulfilled in all material respects by the Closing Date; (ii) the Partnership shall have failed to observe or perform any of its material obligations under this Agreement, (iii) a Parent Material Adverse Effect, as determined in the sole discretion of the Partnerships, has occurred and is continuing or (iv) as otherwise set forth herein; or

(b)         by the Partnerships if: (i) any of the conditions set forth in Section 5.3 hereof have not been fulfilled in all material respects by the Closing Date; (ii) the Parent or the Acquisition Subsidiary shall have failed to observe or perform any of their material respective obligations under this Agreement or (iii) as otherwise set forth herein.

7.5         Effect of Termination or Default; Remedies. In the event of termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Party hereto, provided that such Party is a Non-Defaulting Party (as defined below). The foregoing shall not relieve any Party from liability for damages actually incurred as a result of such Party’s breach of any term or provision of this Agreement.

7.6         Remedies; Specific Performance. In the event that any Party shall fail or refuse to consummate the Contemplated Transactions or if any default under or breach of any representation, warranty, covenant or condition of this Agreement on the part of any Party (the “Defaulting Party”) shall have occurred that results in the failure to consummate the Contemplated Transactions, then in addition to the other remedies provided herein, the non-defaulting Party (the “Non-Defaulting Party”) shall be entitled to seek and obtain money damages from the Defaulting Party, or may seek to obtain an order of specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that the Non-Defaulting Party seeking such protection must file its request with such court within forty-five (45) days after it becomes aware of the Defaulting Party’s failure, refusal, default or breach. In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and reasonable attorneys’ fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

ARTICLE VIII CERTAIN DEFINITIONS

8.1         Definitions. In this Agreement, the following terms have the meanings specified or referred to in this Section 9.1 and shall be equally applicable to both the singular and the plural forms.

“Acquisition Subsidiary” has the meaning specified in the preamble to this Agreement.

“ADR Procedure” has the meaning specified in Section 6.3(d).

“ADR Service” has the meaning specified in Section 6.3(d).

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“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified in preamble to this Agreement.

“Agreed Amount” has the meaning specified in Section 6.3(c).

“Assignment and Assumption Agreements” means (i) with respect to any Purchased Loan that does not include a specific form of assignment and assumption agreement or similar document within the Loan Documents governing such Purchased Loan, the Assignment and Assumption Agreement substantially in the form of Exhibit A hereto (or such other form as may be agreed to by the parties thereto) and (ii) with respect to any Purchased Loan that includes a specific form of assignment and assumption agreement or similar document within the Loan Documents governing such Purchased Loan, such specific form of assignment and assumption agreement or similar document, in each case pursuant to which Sellers shall sell, transfer, assign, convey and deliver the Purchased Assets to Buyer and Buyer shall assume and agree to pay, perform or otherwise discharge the Assumed Obligations.

“Assumed Obligations” has the meaning specified in Section 1.2.

“BDC Election” has the meaning specified in Section 3.1(b).

“Borrowers” means those Persons who constitute “borrowers” (or any similarly defined entity) under the Loan Documents.

“Buyer” has the meaning specified in the preamble to this Agreement.

“Buyer Common Stock” means the common stock, par value of $0.001 per share, of the Acquisition Subsidiary.

“Call Premia” has the meaning specified in Section 1.6.

“Claim Notice” has the meaning specified in Section 6.3(b).

“Claimed Amount” has the meaning specified in Section 6.3(b).

“Closing” has the meaning specified in Section 1.7.

“Closing Date” has the meaning specified in Section 1.7.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contemplated Transactions” has the meaning specified in Section 7.3.

“Contract” means any agreement, contract, lease, mortgage, power of attorney, evidence of indebtedness, indenture, letter of credit, undertaking, covenant not to compete, license, instrument, obligation, purchase or sale order, arrangement or other commitment, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its subsidiaries is a party or by which any of them may be bound or to which to their knowledge any of their assets or properties may be subject.

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“Controlling Party” has the meaning specified in Section 6.3(a).

“Cut-off Time” means 5:00 p.m. (Houston, Texas time) on the day immediately prior to the Closing Date.

“Damages” has the meaning specified in Section 6.1.

“Damages Threshold” has the meaning specified in Section 6.5(a).

“Defaulting Party” has the meaning specified in Section 7.6.

“Dispute” has the meaning specified in Section 6.3(c).

“EDGAR” has the meaning specified in Section 3.6(a).

“Effective Time” shall be the date and time when the Reincorporation Merger becomes effective as set forth in the Articles of Merger.

“Encumbrance” means any lien, security interest, mortgage, pledge, conditional sale or other title retention agreement, adverse claim, or other encumbrance.

“Environmental Claim” has the meaning specified in Section 6.1(c).

“Environmental Laws” means Laws regulating, relating to or imposing liability or standards of conduct concerning the generation, treatment, use, storage, handling, disposal, release or exposure to hazardous or toxic substances, materials, chemicals, wastes, pollutants or contaminants, pollution or the environment, as in effect on or prior to the date of this Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any business entity that is included in a controlled group of entities within which the Parent or any of its subsidiaries is also included, as provided in Section 414(b) of the Code; or which is a trade or business under common control with the Parent or any of its subsidiaries, as provided in Section 414(c) of the Code; or which constitutes a member of an affiliated service group within which the Parent or any of its subsidiaries is also included, as provided in Section 414(m) of the Code; or which is required to be aggregated with the Parent or any of its subsidiaries pursuant to regulations issued under Section 414(o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Obligations” has the meaning specified in Section 1.3.

“Expected Claim Notice” has the meaning specified in Section 6.4.

“FBCA” means the Florida Business Corporation Act, as amended.

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“Filed Parent Reports” has the meaning specified in Section 3.6(a).

“Fund I” has the meaning specified in preamble to this Agreement.

“Fund II” has the meaning specified in preamble to this Agreement.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Entity” means any federal, state local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court tribunal, or judicial or arbitral body, or any political subdivision, department or branch of any of the foregoing.

“Guarantor” means Persons who, under the Loan Documents or otherwise, have given guaranties, sureties, indemnities or made other agreements or undertakings in connection with the Purchased Loans or pledged, mortgaged or granted security interests in property to secure payment of the Purchased Loans.

“Information Statement” has the meaning specified in Section 4.10(b).

“Intellectual Property Rights” has the meaning specified in Section 3.20.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

“Laws” means any federal state, local, municipal, or foreign constitution, treaty, law (including common law), statute, code, ordinance, rule, regulation, judgment, order, writ , decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means any security interests, community property interests, liens, claims, pledges, contract, limitation in voting rights, charges, conditions, easements, covenants, warrants, demands, equitable interests, mortgages, options, purchase rights, rights of first refusal or encumbrances or restrictions of any nature whatsoever, including any restriction on use, voting transfer, receipt of income or exercise of any other attribute of ownership.

“Loan Documents” means the credit and financing agreements, guarantees, subordination agreements, Notes, mortgages, deeds of trust, security agreements (including pledge and control agreements), financing statements, intercreditor agreements, and other instruments and documents affecting the Partnership’s ownership and economic rights with respect to the Purchased Loans which are executed and delivered to or otherwise obtained by the Partnership, or in which the Partnership has an interest, in connection with the Purchased Loans in effect as of the Cut-off Time.

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“Loan Files” means credit and transaction files of Sellers relating to the Purchased Loans, including Loan Documents, Third Party Reports, operating statements, Borrower financial statements, budgets, recent borrowing base, compliance and advance certificates, and other documents of Sellers that relate to the Purchased Loans, in each case either (i) in the possession of Buyer as of the Closing Date, or (ii) in the possession of Sellers, reasonably necessary for Buyer’s ownership and servicing of the Purchased Assets, and requested by Buyer in writing.

“Loan Purchase Price” means, with respect to a specific Purchased Loan, the amount set forth under the heading “Purchase Price (before accrued interest)” with respect to such Purchased Loan on the Loan Schedule, subject to adjustment as set forth in Section 1.5.

“Loan Schedule” means the schedule attached hereto as Exhibit B as may be amended from time-to-time prior to closing, which identifies, among other things, (i) each Purchased Loan to be purchased by Buyer on the Closing Date, (ii) the name of the Borrower or issuer of each Purchased Loan, (iii) the interest rate on each Purchased Loan, if any, (iv) the maturity date of each Purchased Loan, if any, (v) the outstanding unpaid principal amount of each Purchased Loan, if any, (vi) the Loan Purchase Price for each Purchased Loan, and (vii) the amount of accrued interest (through the Closing Date), if any, for each Purchased Loan.

“Master Loan Document Schedule” means that certain electronic file (or collection of files) denoted the “Master Loan Document Schedule” provided by Partnerships to Buyer on or prior to the date hereof, which file identifies Loan Documents relating to the Purchased Loans.

“MGCL” means the Maryland General Corporation Law, as amended.

“Non-Controlling Party” has the meaning specified in Section 6.3(a).

“Non-Defaulting Party” has the meaning specified in Section 7.6.

“Notes” means the original executed promissory notes issued to the order of the relevant Partnership, or copies of a “master” note if no such note was issued to a Partnership or an allonge endorsing a note in favor of a Partnership, evidencing indebtedness owing to the relevant Partnership under a Purchased Loan (unless and except to the extent that only copies of such promissory notes are in the relevant Seller’s possession or control).

“Order” means any award, writ, stipulation, determination, decision, injunction, order, decree, ruling, subpoena or verdict entered, issued, made or rendered by, or any Contract with, any Governmental Entity.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice.

“Organizational Documents” means, with respect to a Person other than a natural person, (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the certificate of formation and operating agreement of a limited liability company; (iii) the partnership agreement and any statement of partnership of a general partnership; (iv) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (v) any charter or similar document adopted or filed in connection with the creation, formation or organization of any other Person; (vi) any stockholder or similar agreement among holders of securities of an issuer; and (vii) an amendment to any of the foregoing.

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“OTCBB” means the Over the Counter Bulletin Board.

“Parent” has the meaning specified in the preamble to this Agreement.

“Parent Benefit Plan” means any pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off, welfare, fringe-benefit and other similar agreement, plan, policy, program or arrangement (and any amendments thereto), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is or has been maintained, sponsored, contributed to, or required to be contributed to by the Parent or any of its subsidiaries or any ERISA Affiliate for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant of the Parent or any of its subsidiaries or any ERISA Affiliate or any spouse or dependent of such individual, or under which the Parent or any of its subsidiaries or any ERISA Affiliate has or may have any liability, contingent or otherwise.

“Parent Benefit Plans” has the meaning specified in Section 3.23(a).

“Parent Common Stock” means the common stock, par value $0.001 per share, of Parent.

“Parent Disclosure Schedule” has the meaning specified in the introduction to Article III.

“Parent Financial Statements” has the meaning specified in Section 3.8(a).

“Parent Insurance Policy” has the meaning specified in 3.18(a).

“Parent Intellectual Property Rights” has the meaning specified in Section 3.20.

“Parent Material Adverse Effect” means any fact, circumstance, change, condition or effect that, individually or when taken together with all other such facts, circumstances, changes, conditions or effects that exist at the date of determination of the occurrence of the Parent Material Adverse Effect, has or is reasonably likely to have a material adverse effect on the assets, business, condition (financial or otherwise), or results of operations of the Parent and its subsidiaries, taken as a whole.

“Parent Requisite Regulatory Approval” has the meaning specified in Section 3.4(a).

“Parent Reports” has the meaning specified in Section 3.6(a)

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“Parent Series A Preferred” means the Series A preferred stock, no par value, of Parent.

“Parent Series B Preferred” means the Series B preferred stock, no par value, of Parent.

“Partnerships” has the meaning specified in the preamble to this Agreement.

“Partnership Certificate” has the meaning specified in Section 5.2(d).

“Partnership Confidential Information” has the meaning specified in Section 9.4(a).

“Partnership Disclosure Schedule(s)” has the meaning specified in the introduction to Article II – Representation and Warranties of the Partnership.

“Partnership Material Adverse Effect” means any fact, circumstance, change, condition or effect that, individually or when taken together with all other such facts, circumstances, changes, conditions or effects that exist at the date of determination of the occurrence of the Partnership Material Adverse Effect, has or is reasonably likely to have a material adverse effect on the Purchased Assets, taken as a whole, or Seller’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

“Party” and “Parties” have the meaning specified in the preamble to this Agreement.

“Permit” means any license, permit variance, exemption, franchise, consent, approval, authorization, qualification, or order of any Governmental Entity.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, business trust, joint venture, association or other entity or Governmental Entity.

“Proceeding” means an action, charge, complaint, claim, demand, suit, arbitration, inquiry, notice of violation, investigation, litigation, lawsuit, audit, bankruptcy or other proceeding (including a partial proceeding, such as a deposition), whether civil, criminal, administrative, investigative or informal.

“Purchase Price” means the sum of the Loan Purchase Prices for the Purchased Loans.

“Purchased Assets” has the meaning specified in Section 1.1.

“Purchased Loans” means the loans and other securities identified on the Loan Schedule.

“Reasonable Best Efforts” has the meaning specified in Section 4.1.

“Regulatory Approvals” means all applications and notices with, and receipts of consents, authorizations approvals, exemptions or nonobjections from any Governmental Entity.

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“Reincorporation Merger” has the meaning specified in the preamble to this Agreement.

“Reincorporation Merger Agreement” has the meaning specified in the preamble to this Agreement.

“Response” has the meaning specified in Section 6.3(c).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“SDAT” means the State Department of Assessments and Taxation of Maryland.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Consideration” has the meaning specified in Section 1.4(a).

“Stockholder Approval” has the meaning specified in Section 3.3.

“Stockholder Consent” has the meaning specified in Section 4.10(a).

“Stockholder Consent Delivery Period” has the meaning specified in Section 4.10(a).

“Tax” or “Taxes” means all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added, alternative or add-on minimum, estimated and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon, whether disputed or not.

“Transaction Documentation” has the meaning specified in Section 3.3.

article ix MISCELLANEOUS

9.1         Press Releases and Announcements. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a joint press release reasonably acceptable to Parent and the Partnerships. Thereafter, so long as this Agreement is in effect, none of Parent, the Partnership or any of their respective Affiliates shall issue or cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the prior approval of (i) in the case of the Partnership or any of its Affiliates, Parent and (ii) in the case of Parent or any of its Affiliates, the Partnership provided, however, that any Party may make any public disclosure it believes in good faith is required by Applicable Law or stock market rule (in which case the disclosing Party shall use reasonable efforts to advise the other Parties and provide them with a copy of the proposed disclosure prior to making the disclosure).

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9.2         Assignment Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

9.3         Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior or (other than as set forth in the Transaction Documents) contemporaneous understandings, agreements or representations by or among the Parties, written or oral, with respect to the subject matter hereof.

9.4         Confidential Nature of Information.

(a)         Following the date of this Agreement until the earlier of the Closing Date and the termination of this Agreement, the Parent agrees that it will, and will cause its Affiliates and its and their respective officers, directors, employees and representatives to (i) maintain the confidential nature of all non-public documents, materials and other information related to the Purchased Assets, or the Assumed Obligations (the “Partnership Confidential Information”), (ii) ensure that, without the applicable Partnership’s prior written consent, Partnership Confidential Information is not communicated to any third Person (other than to Parent, its Affiliates, or any of its or their respective counsel, accountants or financial advisors) and (iii) not use any Partnership Confidential Information in any manner whatsoever except as contemplated hereunder or as required by applicable Law or the rules and regulations of any applicable securities exchange and/or evaluating and carrying out the transactions contemplated by this Agreement.

(b)         Following the Closing Date, each Partnership agrees that it will, and will cause its Affiliates and its and their respective officers, directors, employees and representatives to (i) maintain the confidential nature of all non-public documents, materials and other information related to the Purchased Assets or the Assumed Obligations (the “Parent Confidential Information”), (ii) ensure that, without Parent’s prior written consent, such Parent Confidential Information is not communicated to any third Person (other than to Partnership, its Affiliates, any direct or indirect investor in Partnership, or any of its or their respective counsel, accountants or financial advisors) and (iii) not use any Parent Confidential Information in any manner whatsoever except solely for the purpose of complying with any applicable Law.

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(c)         The obligations contained in Sections 9.4(a) and 9.4(b) shall not apply to any information (i) subject to an announcement or disclosure made pursuant to Section 9.1, (ii) which is or becomes available to the public other than as a result of disclosure by a Partnership or its agents or Parent or its agents, as applicable, in violation of its obligations hereunder, (iii) which is required to be disclosed in order to obtain a consent from any Governmental Entity or (iv) which is required to be disclosed under applicable Law, or to any Governmental Entity having regulatory authority over a Partnership or Parent or its respective Affiliates, as applicable, but only to the extent it must be disclosed; provided, that the disclosing party shall notify the non-disclosing party of such obligation promptly in order to permit the non-disclosing party to seek an appropriate protective order or similar protective treatment thereof.

9.5         Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signatures delivered by fax and/or e-mail/.pdf transmission shall be sufficient and binding as if they were originals and such delivery shall constitute valid delivery of this Agreement.

9.6         Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

9.7         Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to the Partnerships:

Capital Point Partners, LP

Capital Point Partners II, LP

One Riverway, Suite 2020

Houston, Texas 77056

Attn: Alfred Jackson

Facsimile: (713) 595-1421

If to the Parent or the Acquisition Subsidiary (prior to the Closing):

Regal One Corporation

P. O. Box 25610

Scottsdale, Arizona 85255-0110

Attn: Charles Newman

Facsimile: (480) 393-7755

Copy to (which copy shall not constitute notice hereunder):

Reed Smith LLP

811 Main Street, Suite 1700

Houston, Texas 77002

Attn: Bryan K. Brown

Facsimile: (713) 469-3855

Copy to (which copy shall not constitute notice hereunder):

Dieterich & Associates

11835 W. Olympic Boulevard, Suite 1235E

Los Angeles, California 90064

Attn: Chris Dieterich

Facsimile: (310) 312-6680

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

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9.8         Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Texas.

9.9         Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver. No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

9.10       Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

9.11       Submission to Jurisdiction. Each of the Parties (a) submits to the jurisdiction of any state or federal court sitting in the County of Harris in the State of Texas in any Proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of such Proceeding may be heard and determined in any such court, and (c) agrees not to bring any Proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any Proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party may make service on another Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 9.7. Nothing in this Section 9.11, however, shall affect the right of any Party to serve legal process in any other manner permitted by law.

9.12       Waiver of Jury Trial. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

9.13       Construction.

(a)         The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

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(b)         Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

9.14       No Partnership. Nothing herein shall be construed as creating a partnership, joint venture or agency relationship between Parent, on the one hand, and Partnerships, on the other hand.

9.15       Access to Records After The Closing. Parent agrees that, subject to requirements of applicable Law, on and after the Closing Date it will permit each Partnership and its representatives (at such Partnership’s sole cost and expense), during normal business hours and on reasonable prior notice and without unreasonably interfering with the business of Parent, to have access to and to examine and take copies of any materials relating to the Purchased Loans in the possession of Parent and not already in the possession of or available to such Partnership in the event that such Partnership or an Affiliate of such Partnership is named as party in, or is threatened with, any Proceeding in connection with any Purchased Assets or to the extent that such Partnership may require such access in connection with any Tax, regulatory, accounting, corporate or similar matter relating to any Purchased Asset or its transfer hereunder.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

PARENT:

REGAL ONE CORPORATION

By:	/s/ Charles J. Newman
Name:	Charles J. Newman
Title:	Chief Executive Officer

ACQUISITION SUBSIDIARY:

PRINCETON CAPITAL CORPORATION

By:	/s/ Charles J. Newman
Name:	Charles J. Newman
Title:	President

FUND I:

CAPITAL POINT PARTNERS, L.P.,
a Delaware limited partnership

By:	Capital Point Management, L.P.,
a Delaware limited partnership,
its general partner

By:	Capital Point Partners, LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Alfred Jackson
Name:	Alfred Jackson
Title:	Managing Partner

FUND II:

CAPITAL POINT PARTNERS II, L.P.,
a Delaware limited partnership

By:	Capital Point Partners II, LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Alfred Jackson
Name:	Alfred Jackson
Title:	Managing Partner

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

REGAL ONE CORPORATION

FOR THE SPECIAL MEETING OF STOCKHOLDERS

MEETING DATE

The undersigned stockholder of Regal One Corporation (the “Company”) acknowledges receipt of the Notice of Special Meeting of Stockholders of the Company and a proxy statement, and hereby appoints Charles J. Newman and Christopher Dieterich, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s California office located at 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California 90064 on MEETING DATE, at 9:00 a.m., Pacific Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 through 7. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the board of directors knows of no other business to be presented at the meeting.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

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SPECIAL MEETING OF STOCKHOLDERS

Regal One Corporation

MEETING DATE

VOTE BY INTERNET — (Internet address to be added later)

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Regal One Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Regal One Corporation, c/o OTR, Inc., Transfer Agent & Registrar, 1001 SW Fifth Avenue, Suite 1550, Portland, Oregon 97204.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 7.

1.	To approve an amendment to the Regal One’s articles of incorporation to effect a reverse stock split of Regal One’s outstanding common stock at a ratio of one-for-two (1:2).

FOR ○	AGAINST ○	ABSTAIN ○

2.	To approve a merger of Regal One with and into its wholly-owned subsidiary, Princeton Capital Corporation, to effectuate the change of Regal One’s state of incorporation from Florida to Maryland.

FOR ○	AGAINST ○	ABSTAIN ○

3.	To approve, as part of the Reincorporation, the adoption of a charter under the Maryland General Corporation Law with the following Sub-Proposals:

a.         SUB-PROPOSAL 3A: A PROPOSAL TO APPROVE THE CLASSIFICATION OF THE BOARD OF DIRECTORS;

FOR ○	AGAINST ○	ABSTAIN ○

b.         SUB-PROPOSAL 3B: A PROPOSAL TO APPROVE AN INCREASE OF THE AUTHORIZED SHARES;

FOR ○	AGAINST ○	ABSTAIN ○

c.         SUB-PROPOSAL 3C: A PROPOSAL TO APPROVE THE REMOVAL OF THE PROVISION RELATING TO STOCKHOLDER ACTION BY LESS THAN UNANIMOUS WRITTEN CONSENT;

FOR ○	AGAINST ○	ABSTAIN ○

d.         SUB-PROPOSAL 3D: PROPOSAL TO APPROVE AN AMENDMENT TO INCREASE THE NUMBER OF VOTES A STOCKHOLDER MUST POSSESS TO CALL A SPECIAL MEETING;

FOR ○	AGAINST ○	ABSTAIN ○

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e.         SUB-PROPOSAL 3E: A PROPOSAL TO APPROVE THE ADDITION OF THE ABILITY OF THE BOARD OF DIRECTORS TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES AND THE NUMBER OF SHARES OF ANY CLASS OR SERIES OF THE COMPANY;

FOR ○	AGAINST ○	ABSTAIN ○

4.	To approve the issuance of up to an aggregate of 119,433,962 shares of Regal One’s common stock to Capital Point Partners, LP, a Delaware limited partnership, and Capital Point Partners II, LP, a Delaware limited partnership, in consideration for the sale of certain investments of the Partnerships pursuant to that certain Asset Purchase Agreement, dated as of July 14, 2014, as amended.

FOR ○	AGAINST ○	ABSTAIN ○

5.	To authorize Regal One, with the approval of its board of directors, to sell shares of common stock at a price or prices below its then current net asset value per share in one or more offerings, subject to certain conditions.

FOR ○	AGAINST ○	ABSTAIN ○

6.	To approve the entry into an investment advisory agreement with Princeton Investment Advisors, LLC.

FOR ○	AGAINST ○	ABSTAIN ○

7.	To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

FOR ○	AGAINST ○	ABSTAIN ○

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IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

(IF HELD JOINTLY)

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